UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.    )

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Kemper Corporation
(Name of registrant as specified in its charter)

(Name of person(s) filing proxy statement, if other than the registrant)

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KEMPER

2026

Notice of Annual Meeting & Proxy Statement

Kemper is improving the world of insurance by providing affordable and personalized auto and life solutions for individuals, families and businesses

Kemper at a Glance

The Kemper family of companies is one of the nation's leading specialized insurers. With approximately $12 billion in assets, Kemper is improving the world of insurance by providing affordable and easy-to-use personalized solutions to individuals, families and businesses through its Kemper Auto and Kemper Life brands. Kemper serves over 4.5 million policies, is represented by approximately 24,100 agents and brokers, and has approximately 7,400 associates dedicated to meeting the ever-changing needs of its customers.

CAUTIONARY STATEMENT REGARDING FORWARD-LOOKING STATEMENTS

This Notice of Annual Meeting of Shareholders and Proxy Statement contains forward-looking statements, within the meaning of the Private Securities Litigation Reform Act of 1995, that involve risks and uncertainties. Forward-looking statements provide current expectations of future events based on certain assumptions and include any statement that does not directly relate to any historical or current fact. Forward-looking statements also can be identified by "believe(s)," "goal(s)," "target(s)," "estimate(s)," "anticipate(s)," "forecast(s)," "project(s)," "plan(s)," "intend(s)," "expect(s)," "might," "may," "could" and other terms of similar meaning. Any or all forward-looking statements may turn out to be wrong, and, accordingly, Kemper cautions readers not to place undue reliance on such statements. Forward-looking statements involve a number of risks and uncertainties that are difficult to predict. These statements are not guarantees of future performance, and actual results could differ materially from those expressed or implied in the forward-looking statements. Forward-looking statements can be affected by inaccurate assumptions or by known or unknown risks and uncertainties that may be important in determining the Company's actual future results and financial condition. Information on potential factors that could affect Kemper's financial results is included from time to time in the "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" sections of the Company's public reports filed with the SEC, including the Company's Form 10-K for the fiscal year ended December 31, 2025. The Company assumes no obligation to update any forward-looking statements or information, which speak as of their respective dates.

Notice of 2026 Annual Meeting of Shareholders to be Held May 6, 2026

DATE Wednesday, May 6, 2026	TIME 8:30 a.m. Central Daylight Time	LOCATION 200 East Randolph Street, Chicago, Illinois 60601 Auditorium, Lower Level 1	RECORD DATE March 12, 2026

Voting Items		Board Recommendation	Page Reference

1	Elect the nominees named in the attached Proxy Statement to the Board of Directors	FOR	4
2	Vote on an advisory proposal to approve the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement	FOR	29
3	Vote on an advisory proposal to ratify the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for 2026	FOR	70

We will also consider and act upon such other business as may be properly brought before the meeting.
Your vote is important to us. To show our appreciation for your participation, The Kemper Foundation will make a $1 donation to Feeding America for every shareholder account that participates in connection with the 2026 Annual Meeting of Shareholders (“Annual Meeting”).
The Board of Directors of Kemper has fixed March 12, 2026 as the record date (“Record Date”) for determining shareholders entitled to receive this notice and to vote at the Annual Meeting or any adjournments or postponements of the meeting. Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Annual Meeting.
If you wish to examine a list of registered shareholders as of March 12 during the 10-day period prior to the Annual Meeting date, please contact Investor Relations at investors@kemper.com.
By Order of the Board of Directors,
C. THOMAS EVANS, JR.
Secretary
Chicago, Illinois
March 25, 2026
How to Vote

BY INTERNET www.proxyvote.com	BY TELEPHONE 1-800-690-6903	BY MAIL Complete, sign and date your proxy card and return it no later than the commencement of the Annual Meeting in the postage-paid envelope provided

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on May 6, 2026: The Company’s 2026 Proxy Statement and 2025 Annual Report to Shareholders are available at proxyvote.com. Regardless of whether you plan to attend the Annual Meeting, please vote your proxy as promptly as possible. You may vote by timely returning your signed and dated proxy card in the postage-paid envelope provided, or you may vote by telephone or through the Internet. Instructions are printed on your proxy card.

2026 PROXY STATEMENT	1

Table of Contents

01	Notice of 2026 Annual Meeting of Shareholders to be Held May 6, 2026

03	Voting Roadmap

04	Proposal 1: Election of Directors
	4	Overview
	5	Director Nominees
	6	Key Characteristics Represented on the Board
	7	Director Biographies
	12	Board Composition

14	Corporate Governance
	14	Board Leadership Structure
	18	Board Effectiveness
	19	Board Oversight
	22	Investor Relations in 2025
	22	Corporate Responsibility at Kemper
	23	Communicating with Our Board
	23	Other Governance Matters

24	Director Compensation
	24	2025 Annual Non-Employee Director Compensation Program

27	Executive Officers

29	Proposal 2: Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
	29	Overview

30	Executive Compensation
	30	Human Resources & Compensation Committee Report
	31	Human Resources & Compensation Committee Governance
	32	Compensation Discussion and Analysis
	50	Compensation Tables 2025
	64	CEO Pay Ratio
	65	Pay Versus Performance

70	Proposal 3: Advisory Vote to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm
	70	Overview
	71	Audit Fees and All Other Fees
	71	Audit Committee Pre-Approval Policies and Procedures
	71	Audit Committee Report

72	Beneficial Ownership of Common Stock
	72	Security Ownership of Certain Beneficial Owners
	73	Security Ownership of Directors and Executive Officers
	73	Delinquent Section 16(a) Reports

74	Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
	74	Proxy and Proxy Statement
	74	Voting and Record Date
	78	Shareholder Proposals, Nominations and Communications
	79	Cost of Proxy Solicitation
	79	Additional Information about Kemper and Householding Requests
	79	Incorporation by Reference

80	Appendix A-1 - Reconciliation of GAAP and Non-GAAP Financial Measures

81	Appendix A-2 - Performance Metrics

2

Voting Roadmap

ITEM 1

Election of the nominees named in this Proxy Statement to the Board of Directors Shareholders are being asked to elect 9 directors named in this Proxy Statement.

The Board of Directors recommends that you vote “FOR” the Election of all nine Nominees for Director named in this Proxy Statement.	See Page 4

ITEM 2

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers
This proposal provides you with the opportunity to vote, on a non-binding, advisory basis, to approve the compensation of the NEOs as disclosed in this Proxy Statement in accordance with the applicable compensation disclosure rules (“Say-On-Pay Vote”).

The Board of Directors recommends that you vote “FOR” Proposal 2.	See Page 29

ITEM 3

Advisory Vote to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm
The Audit Committee considered the performance and qualifications of Deloitte & Touche and has reappointed Deloitte & Touche to serve as the Company’s independent registered public accounting firm for fiscal year 2026, and the Board is asking shareholders to ratify that selection.

The Board of Directors recommends that you vote “FOR” Proposal 3.	See Page 70

2026 PROXY STATEMENT	3

PROPOSAL 1

Election of Directors

Overview
Shareholders are being asked to elect the 9 director nominees named in this Proxy Statement. If elected, each nominee will serve for an annual term expiring at our 2027 Annual Meeting of Shareholders (“2027 Annual Meeting”). Each director will hold office until the election of their successors, or as otherwise provided under the Company’s Amended and Restated Bylaws (“Bylaws”). If any of the director nominees for election to the Board at the Annual Meeting named below (“Nominees”) declines or is unable to serve as a director (neither of which is anticipated), the individuals designated as proxies on the proxy card reserve full discretion to vote for any or all other persons who may be nominated.
Required Vote
Under the Company’s Bylaws, if a quorum is present, each Nominee will be elected if the votes cast “FOR” such Nominee’s election exceed the votes cast “AGAINST” such Nominee’s election (i.e., by the affirmative vote of a majority of the votes cast). “Abstentions” and “broker non-votes” are not considered votes cast “FOR” or “AGAINST” the foregoing proposal and will have no effect on the election of Nominees. If a Nominee who is an incumbent director receives a greater number of votes “AGAINST” his or her election than votes “FOR” such election, the Company’s Bylaws require that such director must promptly tender his or her resignation to the Board following certification of the vote.

The Board of Directors recommends that you vote “FOR” the Election of all Nominees for Director in Proposal 1.

4

Election of Directors
Director Nominees
The following provides summary information about each director nominee.

			Current Committee Membership
Name and Primary Occupation	Age	Director Since	AC	GC	HR&CC	IC	RC

Teresa A. Canida Principal and Portfolio Manager, Ceeto Capital Group, LLC	72	2018				C

George N. Cochran Former Chairman, Global Financial Institutions Group, Macquarie Capital	71	2015					C

Jason N. Gorevic Former Chief Executive Officer, Teladoc Health, Inc.	54	2022			C

Lacy M. Johnson Partner, Taft Stettinius & Hollister LLP	73	2016

Gerald Laderman Former Executive Vice President and Chief Financial Officer, United Airlines Holdings, Inc.	68	2020		C

Suzet M. McKinney Former Principal & Director of Life Sciences, Sterling Bay Company, LLC	53	2024

Alberto J. Paracchini Chief Executive Officer, President and Director of Byline Bank	55	2023	C

Stuart B. Parker Former President and Chief Executive Officer, USAA	64	2020

Susan D. Whiting Former Vice Chair, Nielsen Holdings plc	69	2017

AC	Audit Committee	IC	Investment Committee		Member
GC	Governance Committee	RC	Risk Committee	C	Chair
HR&CC	Human Resources and Compensation Committee		Independent

2026 PROXY STATEMENT	5

Election of Directors
Key Characteristics Represented on the Board
The Governance Committee considers and recommends candidates for the Board. Each of the individuals selected as a Nominee meets the standards for Board nominees as described below in the Director Nomination Process section beginning on page 12. The Governance Committee and the Board believe each Nominee has demonstrated the significant business achievements, ethical principles and commitment to serve the Company and its shareholders, and that the specific experience, qualifications, attributes and skills of each Nominee add to the collective ability of the Board to perform its duties and discharge its responsibilities with competence, professionalism and expertise.
Board Nominee Snapshot

Director Skills and Experience Matrix

Experience	Canida	Cochran	Gorevic	Johnson	Laderman	McKinney	Paracchini	Parker	Whiting
Insurance Industry
Executive Experience
Risk Management
Investment Management
Accounting/Finance
Consumer-Focused Business
Human Capital
IT/Cyber
Corporate Governance
Corporate Responsibility
Regulatory/Policy
Business Development

Background
Independence
Tenure (years)	8	11	4	10	6	2	3	6	9
Age	72	71	54	73	68	53	55	64	69

6

Election of Directors
Director Biographies
The following is a summary of the background and public-company directorships held by each Nominee over at least the past five years. Also included are specific factors particular to such Nominee that, combined with the generally applicable factors noted below, led the Board to conclude they should be selected as a Nominee for election to the Board at the Annual Meeting.

Teresa A. Canida
Committees: Audit, Investment (Chair)
Age: 72
Director since: 2018
Skills:
•Insurance Industry
•Executive Experience
•Investment Management
•Risk Management
•Corporate Governance
•Corporate Responsibility
•Consumer-Focused Business

CURRENT ROLE
•Principal and Portfolio Manager, Ceeto Capital Group, LLC, 2016-Present
•Director, Kemper Corporation, 2018-Present
BACKGROUND & PAST EXPERIENCE
•Chairperson, Taplin, Canida & Habacht LLC
•President, Taplin, Canida & Habacht LLC
•President, Managing Principal, and Chief Compliance Officer, Taplin, Canida & Habacht LLC
•Director, Infinity Property and Casualty Corporation (“Infinity”) (acquired by Kemper in 2018)
•Member, Investment Advisory Council of the Florida State Board of Administration
•Member, Board of Directors of Cristo Rey Miami High School

REASONS FOR NOMINATION
Ms. Canida is a highly successful leader in the investment management industry. She has extensive experience in portfolio management and has served in senior leadership roles in the industry as co-founder, principal and president of a multi-billion dollar investment advisory firm. Ms. Canida’s extensive experience in investments, risk management and executive leadership provides Kemper with valuable insight in these areas. Ms. Canida has been recognized as a leader in the Latino/Hispanic business community and the Board values her extensive knowledge of the Company’s Latino/Hispanic consumer base. Additionally, Ms. Canida brings important expertise of the specialty auto insurance business from her tenure on the Infinity Board of Directors.
Ms. Canida serves as a member of the Investment Advisory Council of the Florida State Board of Administration.

George N. Cochran
Committees: HR&CC, Risk (Chair)
Age: 71
Director since: 2015
Skills:
•Insurance Industry
•Executive Experience
•Investment Management
•Risk Management
•Corporate Governance
•Business Development

CURRENT ROLE
•Managing Partner, Cochran Booth & Co., 2014-Present
•Director, Kemper Corporation, 2015-Present
BACKGROUND & PAST EXPERIENCE
•Chairman, Global Financial Institutions Group, Macquarie Capital
•Chairman, Fox-Pitt Kelton Cochran Caronia Waller (acquired by Macquarie Capital in 2009)
•Co-founder, Cochran Caronia Waller
•Managing Director and Insurance Industry Head, Coopers & Lybrand Securities, LLC
•Investment Banker, Kidder, Peabody & Co.

REASONS FOR NOMINATION
Mr. Cochran is an experienced financial and investment professional, serving in senior leadership positions at several investment banking and securities firms. His knowledge of the insurance industry, corporate transactions, and corporate finance is a significant benefit to the Board. With this experience and expertise, Mr. Cochran provides the Board with valuable insight on executive development, corporate transactions, risk management, corporate governance, and operational and strategic matters. Mr. Cochran’s wide industry experience makes him a particularly effective leader of the Company’s Risk Committee.
The Board also values Mr. Cochran’s commitment to boardroom excellence. He is a National Association of Corporate Directors (“NACD”) Governance Fellow and Board Leadership Fellow, and has completed NACD’s comprehensive program of study for directors and corporate governance professionals.

2026 PROXY STATEMENT	7

Election of Directors

Jason N. Gorevic
Committees:
Governance, HR&CC (Chair)
Age: 54
Director since: 2022
Skills:
•Executive Experience
•Accounting / Finance
•Risk Management
•Regulatory / Policy
•Corporate Governance
•Consumer-Focused Business
•Business Development
•IT / Cyber

CURRENT ROLE
•Director, Kemper Corporation, 2022-Present
BACKGROUND & PAST EXPERIENCE
•Chief Executive Officer and Director, Teladoc Health, Inc. (NYSE: TDOC) (“Teladoc”), 2009-2024
•Various management roles, Elevance Health, Inc. (formerly known as Anthem, Inc. and WellPoint, Inc.), including as President, Empire BlueCross BlueShield
•Leadership roles at Oxford Health Plans, Inc., Mail.com, and Gemfinity

REASONS FOR NOMINATION
Mr. Gorevic is an experienced leader in the health care industry. From 2009 to 2024, he served as the chief executive officer of Teladoc, a global leader in virtual medical care. His knowledge and experience gained as a corporate leader and entrepreneur is of great value to the Kemper Board. He has executive experience in risk management, strategic planning, and corporate transactions.
The Board believes his significant first-hand knowledge of leading and operating a technology-focused, consumer-facing business in a regulated industry is of great benefit to Kemper and its businesses.

Lacy M. Johnson Committees: Governance, HR&CC Age: 73 Director since: 2016 Skills: •Insurance Industry •Regulatory / Policy •Human Capital •Corporate Governance •Corporate Responsibility •IT / Cyber
CURRENT ROLE
•Partner-in-charge, Public Affairs Strategies Group, Taft Stettinius & Hollister LLP, 2021-Present
•Director, Kemper Corporation, 2016-Present
•Director, Griffon Corporation (NYSE: GFF), 2019-Present
BACKGROUND & PAST EXPERIENCE
•Partner, Ice Miller LLP
•Attorney, Governmental Relations Services, Sagamore-Bainbridge, Inc.
•Director of Security, Indiana State Lottery (liaison with the Indiana General Assembly)

REASONS FOR NOMINATION
Mr. Johnson is a senior attorney and public servant with wide experience in governmental and regulatory affairs. His knowledge of these matters, gained over his 30 years in legal practice, provides the Board with important insight on government relations at the state and federal levels. In addition, Mr. Johnson has provided focused insight on Kemper’s “act like an owner” culture, its corporate responsibility practices, diversity considerations, and other human capital priorities.
The Board also values Mr. Johnson’s distinguished public service and leadership. He is a trusted advisor to many leaders and members of the Congressional Black Caucus and is a Democratic National Committeeman. Mr. Johnson’s public service includes participation on the governing bodies of many civic and educational institutions, including roles with the Indiana University Foundation and the Krannert School of Management at Purdue University. He also served as a Lieutenant Commander in the United States Naval Intelligence Reserves and as a Lieutenant Colonel and Deputy Superintendent for Support Services of the Indiana State Police.

8

Election of Directors

Gerald Laderman
Committees: Audit, Governance (Chair), Investment
Age: 68
Director since: 2020
Skills:
•Executive Experience
•Investment Management
•Accounting / Finance
•Risk Management
•Business Development
•Human Capital
•Corporate Responsibility
•IT / Cyber

CURRENT ROLE
•Independent Chairman, Kemper Corporation, 2024-Present
•Director, Kemper Corporation, 2020-Present
BACKGROUND & PAST EXPERIENCE
•Executive Vice President and Chief Financial Officer, United Airlines Holdings, Inc. (“United Airlines”)
•Senior Vice President-Finance, Procurement & Treasurer, United Airlines
•Senior Vice President of Finance & Treasurer, Continental Airlines (merged with United Airlines in 2010)
•Attorney, Hughes Hubbard & Reed LLP

REASONS FOR NOMINATION
Mr. Laderman is an experienced executive and business leader and serves as Kemper’s independent Chairman. Mr. Laderman spent more than 30 years at United Airlines, including serving as Executive Vice President and Chief Financial Officer from 2018 to 2023. He retired from United Airlines in 2024. Mr. Laderman’s expertise in accounting, financial reporting, and business operations is particularly valuable to the Kemper Board. In addition, he brings important insight and experience on capital and operating budget planning, cost management, capital allocation, public company operations, and other key corporate functions, including enterprise risk management. His experience as the chief financial officer of a Fortune 100 Company is especially important, given his role as Kemper’s Chairman.
Mr. Laderman is the president and a member of the Board of Directors of ISTAT (International Society of Transport Aircraft Traders), a not-for-profit organization for aviation professionals.

Suzet M. McKinney, DrPH
Committees: HR&CC, Risk
Age: 53
Director since: 2024
Skills:
•Executive Experience
•Risk Management
•Regulatory / Policy
•Human Capital
•Corporate Responsibility
•Business Development
•IT / Cyber

CURRENT ROLE
•Director, Kemper Corporation, 2024-Present
•Director, Wintrust Financial Corporation, 2021-Present (NASDAQ: WTFC)
BACKGROUND & PAST EXPERIENCE
•Principal and Director of Life Sciences, Sterling Bay Company, LLC (“Sterling Bay”), 2021-2025
•Executive Director, Illinois Medical District, 2015-2021
•Various senior roles, Chicago Department of Public Health, 2002-2015

REASONS FOR NOMINATION
Dr. McKinney is an experienced public health executive and nationally recognized expert in emergency preparedness. From 2021 to 2025, Dr. McKinney served as Principal and Director of Life Sciences at Sterling Bay, a real estate development company. Prior to joining Sterling Bay in February 2021, she served since 2015 as the executive director of the Illinois Medical District. Prior to leading the Illinois Medical District, Dr. McKinney was a deputy commissioner with the Chicago Department of Public Health. She holds a doctorate from the University of Illinois at Chicago School of Public Health. In 2025, she was nominated to the Board of Trustees of the University of Illinois.
Dr. McKinney brings to the Board extensive experience in executive leadership, public service and crisis management. The Board also values her deep involvement with the Chicago business community and her many philanthropic commitments.

2026 PROXY STATEMENT	9

Election of Directors

Alberto J. Paracchini
Committees: Audit (Chair), Risk
Age: 55
Director since: 2023
Skills:
•Executive Experience
•Accounting / Finance
•Corporate Governance
•Business Development
•Risk Management
•Investment Management

CURRENT ROLE
•Chief Executive Officer, President and Director of Byline Bank (“Byline”), 2013-Present
•President and Director of Byline Bancorp, Inc. (NYSE: BY), 2013-Present
•Member of the Executive Credit and ALCO Committee of Byline
•Director, Kemper Corporation, 2023-Present
BACKGROUND & PAST EXPERIENCE
•Principal, BXM Holdings, Inc.
•Senior roles at Midwest Bank & Trust, Popular Financial Holdings, E-Loan and Banco Popular North America

REASONS FOR NOMINATION
Mr. Paracchini is a leader in the banking industry and the Chicago business community. He has extensive experience in the financial services industry, and in corporate finance and executive leadership. The Board and the Company benefit from his experience in financial matters and his executive leadership gained with a public company operating in a highly regulated industry. This knowledge and expertise positions him to serve as the Chair of the Company’s Audit Committee. His extensive business and executive management experience, understanding of the financial industry, and valuable knowledge of key governance matters are a significant benefit to the Company and the Board. Mr. Paracchini has been recognized as a leader in the Latino/Hispanic business community and the Board values his extensive knowledge of the Company’s Latino/Hispanic consumer base.
Mr. Paracchini serves on the Board for Junior Achievement of Chicago and Scale Link, a Community Development Financial Institution (CDFI). The Board also values his dedicated leadership to the Chicago community.

Stuart B. Parker
Committees: Audit, Investment
Age: 64
Director since: 2020
Skills:
•Insurance Industry
•Executive Experience
•Accounting / Finance
•Investment Management
•Regulatory / Policy
•Business Development
•Corporate Responsibility
•IT / Cyber

CURRENT ROLE
•Director, Kemper Corporation, 2020-Present; Lead Director, 2022-2023
•Director, HealthEquity, Inc. (NYSE: HQY), 2020-Present
BACKGROUND & PAST EXPERIENCE
•President & Chief Executive Officer, Member of the Board of Directors, The United Services Automobile Association (“USAA”), 2015-2020
•Chair, Board of Directors, USAA Federal Savings Bank
•Chief Operating Officer, USAA, 2014-2015
•Chief Financial Officer, USAA, 2012-2014
•President, Property and Casualty Insurance Group, USAA, 2007-2012
•President, Financial Planning Services, USAA, 2004-2007

REASONS FOR NOMINATION
Mr. Parker is an experienced senior executive and corporate leader in the insurance and financial services industry. He served as the Lead Director of the Kemper Board from 2022 to 2023. Mr. Parker retired as the chief executive officer of USAA, which provides insurance, financial and banking services to military members, veterans and their families. The Kemper Board values his hands-on knowledge in areas such as insurance operations, executive leadership, strategy development, and corporate governance.
While at USAA, Mr. Parker also served on the board of Chief Executives for Corporate Purpose, a CEO-led coalition that helps companies focus on social responsibility. The Board also values Mr. Parker’s military service in the U.S. Air Force and as a veteran of Desert Shield and Desert Storm.

10

Election of Directors

Susan D. Whiting
Committees: Governance, HR&CC, Risk
Age: 69
Director since: 2017
Skills:
•Executive Experience
•Risk Management
•Regulatory / Policy
•Human Capital
•Corporate Responsibility
•Consumer-Focused Business
•IT / Cyber

CURRENT ROLE
•Director, Kemper Corporation, 2017-Present
BACKGROUND & PAST EXPERIENCE
•Vice Chair, Nielsen Holdings plc (“Nielsen”)
•Executive Vice President, Nielsen
•President, Nielsen Media Research (“Nielsen Media”)
•Chief Operating Officer, Nielsen Media
•Chief Executive Officer, Nielsen Media
•Chair of the Board of Directors, Nielsen Media
•Director, Alliant Energy Corporation (NYSE: LNT), 2013-2023

REASONS FOR NOMINATION
Ms. Whiting has extensive experience in various operational and executive leadership roles while at Nielsen, where she worked for 35 years. She has significant expertise in consumer behavior, information services and data analytics, and governmental and public affairs. This expertise provides the Board with important insight into Kemper’s strategy to enhance consumer loyalty and the customer experience.
Ms. Whiting is an active volunteer leader and board member for educational and not-for-profit organizations, currently serving as the Chair of the National Women’s History Museum, the Vice-Chair of the Denison University Board of Trustees and as a trustee for the Chicago Academy of Sciences’ Peggy Notebaert Nature Museum and the Trust for Public Land.
The Kemper Board values Ms. Whiting’s extensive service on public company, private company and non-profit boards and believes her experience in these roles enhances Kemper’s corporate governance.

2026 PROXY STATEMENT	11

Election of Directors
Board Composition
The Governance Committee is responsible for reviewing with the Board, on an annual basis, the skills and characteristics of individual Board members as well as the composition of the Board as a whole. This assessment includes consideration of members’ qualification as independent, members’ past performance as directors, and the current needs of the Company.
Director Nomination Process
Under its charter, the Governance Committee recommends a slate of director nominees for election each year at the Annual Meeting. The Governance Committee screens and interviews candidates, and conducts inquiries into each candidate’s background, qualifications and independence in accordance with the NYSE Listing Standards and SEC rules. The Governance Committee may, at its discretion, engage search firms to identify and evaluate director candidates.
The Governance Committee will also consider director recommendations by shareholders that are made in writing, addressed to the Company’s Secretary, and include: (i) the candidate’s name, address and telephone number; (ii) a brief biographical description of the candidate, including his or her occupation for the past five years and a statement of the qualifications of the candidate to serve as director; and (iii) the candidate’s signed consent to serve as a director if elected and to be named in the Company’s proxy materials as a director nominee. The Governance Committee will consider shareholder recommendations using the same standards it uses to assess all other candidates for director.
The Governance Committee evaluates potential nominees for director against the following standards previously adopted by the Board, as well as other attributes and skill sets considered desirable or necessary to address particular needs from time to time. Recently, the Governance Committee has focused on candidates who are or recently were sitting CEOs. The Governance Committee believes these individuals possess the knowledge and experience of the challenges their own businesses face in the current environment. The Governance Committee also believes candidate experience in regulated industries is helpful in understanding Kemper’s business. In addition, the Governance Committee considers the following characteristics:
•highest ethical standards and integrity;
•willingness and ability to devote sufficient time to the work of the Board;
•willingness and ability to represent the interests of all shareholders rather than those of any special interest groups or constituencies;
•no conflicts of interest that would interfere with performance as a director;
•reputation for working constructively with others;
•professional and personal experience and expertise relevant to the Company’s business;
•history of achievement at a high level in business or the professions that reflect superior standards; and
•qualities that contribute to the Board’s diversity of experience, gender, race and age such that the Board has a diversity of perspectives as well as a balance of skills and experience.

12

Election of Directors
Determination of Independence
The Board has adopted categorical standards (“Director Independence Standards”) as a part of the Company’s Corporate Governance Guidelines to assist in its determination of director independence as required by Section 303A of the NYSE Listing Standards and applicable SEC rules. The Corporate Governance Guidelines are posted under the Governance tab on the Company’s website at investors.kemper.com. Under the Director Independence Standards, a director is not independent for purposes of their service on the Board or a particular Board committee unless the director and their immediate family members meet all independence requirements under the NYSE Listing Standards and SEC rules. The Director Independence Standards incorporate by reference certain relationships listed in the NYSE and SEC independence rules. In addition, the Director Independence Standards define four specific types of relationships as categorically immaterial. Two of these types of relationships involve an organization or entity that either received charitable contributions from the Company or engaged in transactions with the Company, in either case to the extent the annual amounts involved did not exceed $120,000. The other two types of relationships are: (i) status as an insurance policyholder of a Company subsidiary in the ordinary course of business on terms no more favorable to the director than those applicable to unaffiliated third parties or those generally available to Company employees; and (ii) the receipt by a director of administrative support or retirement compensation for prior service from a former employer of such director that has a business relationship with the Company. The Board believes these specified types of relationships would not affect or influence the Company’s business relationships or create a direct or indirect material interest in the Company’s business transactions on the part of a director.
In connection with its annual independence assessment of the individuals recommended by the Governance Committee as nominees for election to the Board at the 2026 Annual Meeting, the Board considered the applicable independence rules and the factual information derived from the questionnaires completed by the individual directors and other available information.
Having considered each of the nominees, including the information described above, the Board affirmatively determined that, under the NYSE Listing Standards, applicable SEC rules and the Director Independence Standards, Mses. Canida, McKinney and Whiting, and Messrs. Cochran, Gorevic, Johnson, Laderman, Paracchini and Parker are each independent directors with no material relationships with the Company, and as a result, a majority of the members of the Board are independent.

2026 PROXY STATEMENT	13

Corporate Governance

Director Elections Annual Board Diversity (33%) 3 of 9 nominees are women (44%) 4 out of 9 nominees are ethnically diverse Director Support in Previous Year 98.8% average “FOR” support
Board Leadership Structure
The Kemper Board of Directors (“Board”) is committed to providing objective and independent oversight of Kemper and its businesses in the long-term interests of shareholders. The Board currently consists of 9 members, with each of these 9 members being nominated for election at the 2026 Annual Meeting.
Kemper’s Bylaws give the Board the flexibility to determine the leadership structure best suited to meet the needs of the Board and the Company. The Board and the Governance Committee regularly review the structure and consider many factors, including the unique needs of Kemper and its businesses, corporate governance best practices, input from shareholders, and succession planning.
The Board has no set policy on whether the offices of Chairman and CEO should be held by the same person. The Board believes the combination or separation of these roles should be determined by the needs of the Company and the composition of the Board at a particular time. Over the course of Kemper’s history, the roles of Chairman and CEO have been both split or combined on a number of occasions.
In May 2024, the Board elected Gerald Laderman as the Company’s independent Chairman. Prior to that, the Company’s CEO served as Chairman. In the Board’s view, the election of Mr. Laderman to the Chairman role better positioned the Company’s CEO and the management team to focus their efforts to return Kemper to target profitability and achieve long-term success.
As Chairman, Mr. Laderman serves as a liaison between management and the other independent directors. He also presides at meetings of the Board and the annual meeting of shareholders, provides strategic advice and direction to the Company’s management and oversees the operations of Board and committee meetings. Mr. Laderman also serves as the chair of Kemper’s Governance Committee.
The Board will continue to periodically consider the Board leadership structure that is best suited for the Company and may determine in the future to recombine the two roles. At times when the Chairman is not an independent director, the Company’s Bylaws and Corporate Governance Guidelines require the appointment of an independent Lead Director by the independent directors.

Board Committees
All committees chaired by independent directors
Shareholder Engagement
Annual
Stock Ownership Policy
CEO: 5X of annual salary
Other NEOs: 2X of annual salary
Independent Directors: 5X the retainer of non-chair members

14

Corporate Governance
Board Committees
The Board has the following five standing committees: (i) Audit Committee; (ii) Governance Committee; (iii) Human Resources and Compensation Committee (“HR&CC”); (iv) Investment Committee; and (v) Risk Committee. The Board has adopted written charters for each committee and these documents are available on the Company’s website at investors.kemper.com under Governance and/or by mail at no cost upon request to the Company at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601, Attention: Investor Relations.
The following table shows the chair and current committee membership of the five Board committees, and the number of Board committee meetings held in 2025, and actions taken by unanimous written consent in lieu of meetings:

	Audit Committee	Governance Committee	Human Resources & Compensation Committee	Investment Committee	Risk Committee
Teresa A. Canida*				C
George N. Cochran*					C
Jason N. Gorevic*			C
Lacy M. Johnson*
Gerald Laderman*		C
Suzet M. McKinney*
Alberto J. Paracchini*	C
Stuart B. Parker*
Susan D. Whiting*
Meetings Held in 2025	6	4	7	3	3
Actions by Written Consent in 2025	0	1	2	0	0

Member	C	Chair
*    Independent

2026 PROXY STATEMENT	15

Corporate Governance
The current membership of the five Board committees and a description of each committee’s function is included below:

Audit Committee

Members: Alberto J. Paracchini (Chair) Teresa A. Canida Gerald Laderman Stuart B. Parker Meetings held in 2025: 6
The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to:
•appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm and assessment of its qualifications, independence and performance;
•review of the integrity of the Company’s financial statements and related disclosures, and earnings materials;
•adequacy of the Company’s internal controls and related disclosures, and review of other matters that might impact the Company’s financial statements;
•major risk exposures of the Company and its related policies and programs, including its enterprise risk management (“ERM”) structure and program;
•review of the Company’s internal audit function, including concurrence with the appointment and evaluation of its leader and review of its staffing, budget, charter, plans and significant report findings;
•review with management any significant issues arising in connection with the Company’s Code of Business Conduct and Ethics;
•oversight of procedures related to complaints regarding accounting or auditing matters; and
•the Company’s compliance with legal and regulatory requirements.

The Board has determined that each member of the Audit Committee is independent and financially literate in accordance with the New York Stock Exchange (“NYSE”) Listed Company Manual (“NYSE Listing Standards”) and meets the independence requirements for audit committee membership under the rules of the Securities and Exchange Commission (“SEC”). In addition, the Kemper Board has determined Messrs. Cochran, Gorevic, Laderman, Paracchini and Parker and Mses. McKinney and Whiting each qualify as an audit committee financial expert under the SEC rules.

Governance Committee

Members: Gerald Laderman (Chair) Jason N. Gorevic Lacy M. Johnson Susan D. Whiting Meetings held in 2025: 4 (and 1 written consent)
The Governance Committee assists the Board in fulfilling its responsibilities with respect to:
•developing and recommending director qualification criteria, identifying potential director candidates, and recommending director nominees from time to time and for the Annual Meeting;
•recommending directors to serve as Board committee members and chairs and to serve as Chairman of the Board or Lead Director, and periodically reviewing Board and Board committee procedural matters;
•leading the Board in its annual review of the performance of the Board and Board committees and Board member time commitments; and
•overseeing corporate governance matters and assessing related policies and guidelines in connection with such matters as corporate governance, business conduct and ethics, related person transactions, and corporate responsibility practices.

The Board has determined each member of the Governance Committee is independent in accordance with the NYSE Listing Standards.

16

Corporate Governance

Human Resources & Compensation Committee

Members: Jason N. Gorevic (Chair) George N. Cochran Lacy M. Johnson Suzet M. McKinney Susan D. Whiting Meetings held in 2025: 7 (and 2 written consents)
The HR&CC assists the Board in fulfilling its responsibilities with respect to:
•reviewing and approving the compensation of the Company’s executive officers and other members of senior management as may be designated by the HR&CC from time to time;
•reviewing and approving corporate goals and objectives relevant to the compensation of the Company’s Chief Executive Officer, and evaluating the CEO’s performance and compensation in light of such goals and objectives;
•administering the Company’s executive officer base salaries, incentive compensation and equity-based compensation plans, and reviewing and approving awards thereunder and the material terms of any executive officer employment agreements or severance or change-in-control arrangements;
•reviewing and making recommendations to the Board on non-employee director compensation;
•overseeing Company policies and procedures that facilitate compliance with regulatory and disclosure requirements related to executive and director compensation, and assess compensation program risk levels;
•monitoring the Company’s strategies related to executive human capital management, including talent and leadership development, and succession planning; and
•monitoring the culture of the Company, including employee relations and engagement, inclusion and other aspects of corporate culture as deemed appropriate by the HR&CC.

The HR&CC has oversight responsibilities pertaining to the Company’s executive compensation and equity-based compensation programs. The HR&CC performs regular reviews of compensation risk assessments, performance metrics and results under the Company’s short-term incentive and equity-based compensation plans, and levels of ownership of the Company’s Common Stock by its executive officers and directors.
The Board has determined that each member of the HR&CC is independent in accordance with the NYSE Listing Standards. Additional information about HR&CC is provided below in the Human Resources & Compensation Committee Governance section beginning on page 31.
Human Resources & Compensation Committee Interlocks and Insider Participation
None of the members of the HR&CC is a current or former officer or employee of the Company or any of its subsidiaries, and none of these individuals had a relationship with the Company during 2025 that required disclosure by the Company under the SEC rules on transactions with related persons. Related person transactions and the independence of the non-employee members of the Company’s Board are discussed in more detail under the two sections entitled Related Person Transactions and Determination of Independence. No executive officer of the Company has served as a director or member of the compensation committee or other board committee of another entity that had an executive officer who served on the Company’s Board or HR&CC.

2026 PROXY STATEMENT	17

Corporate Governance

Investment Committee

Members: Teresa A. Canida (Chair) Gerald Laderman Stuart B. Parker Meetings held in 2025: 3
The Investment Committee assists the Board in fulfilling its oversight responsibilities with respect to:
•reviewing and approving policies and objectives for the Company’s investment activities established and maintained by the Company’s Chief Executive Officer and Chief Investment Officer;
•reviewing the performance of the Company’s investment portfolio on a consolidated basis and the portfolio’s compliance with the investment policies; and
•monitoring economic conditions and advising management as to options for responding to applicable economic risks.

The Investment Committee oversees management’s establishment of policies and objectives for the Company’s investment activities, reviews the performance of the Company’s investment portfolio and monitors related economic conditions and risks. A majority of the members of the Investment Committee have been determined by the Board to be independent in accordance with the NYSE Listing Standards.

Risk Committee

Members: George N. Cochran (Chair) Suzet M. McKinney Alberto J. Paracchini Susan D. Whiting Meetings held in 2025: 3
The Risk Committee assists the Board in fulfilling its oversight responsibilities with respect to:
•monitoring and assessing the Company’s risk management practices, including policies and processes related to compliance, operational, reputational and strategic risks;
•receiving regular updates on the operation and effectiveness of the Company's ERM program (including structure and staffing of the ERM program) and the Company’s information technology program, information security, and cybersecurity risks, and related developments, and providing feedback to management; and
•actively monitoring emerging risks that could impact the Company and coordinate with and support other committees that oversee certain risk categories.

A majority of the members of the Risk Committee have been determined by the Board to be independent in accordance with the NYSE Listing Standards.
Board Effectiveness
Meetings, Attendance and Executive Sessions
Directors are expected to make every effort to attend the Annual Meeting of Shareholders, Board meetings, and the meetings of the committees on which they serve. During 2025, there were 12 meetings of the Board. Each director attended at least 75% of the 2025 meetings of the Board and Board committees on which they served. The independent members of the Board meet regularly in executive sessions. The Company’s independent chairman generally presides over executive sessions. In addition, each of the directors who was a member of the Board on the date of the 2025 Annual Meeting of Shareholders attended that meeting.

18

Corporate Governance
Director Orientation and Continuing Education
Kemper provides each director with orientation that includes presentations by senior management to familiarize the director with the Company’s business, history, strategic plans, current circumstances, key issues, and top managers. The Company periodically provides materials and educational sessions for all directors to ensure awareness of areas relevant to the Company’s operations, including corporate governance, accounting matters, executive compensation, and industry developments. For example, educational sessions are typically held at meetings of the Audit Committee. These sessions, conducted by members of management, cover topics relevant to the Company’s accounting function and are intended to give the committee members a more detailed understanding of the day-to-day accounting and finance operations.
The Company provides each director with membership in the National Association of Corporate Directors, a leading association that offers a peer-to-peer network for director education. In addition, the Company encourages participation in other externally-offered director development opportunities. The Company reimburses directors for costs associated with participation in continuing director education programs.
Board Refreshment
The Kemper Board is comprised of a dedicated, diverse and engaged group of business executives and leaders with a wide range of experience and qualifications. In reviewing nominees and prospective directors, the Board and the Governance Committee strive to maintain the appropriate balance of experience, industry knowledge and fresh perspectives. The Board believes that Kemper benefits from an overlap in the service of newer and longer-tenured directors, allowing for the smooth transition of institutional knowledge.
In light of the management transitions in 2025 described elsewhere in this Proxy Statement, the Board has prioritized continuity of membership over the past year. However, Board refreshment has been and remains a priority. The Board views director recruiting as a continuous process that anticipates potential vacancies and the future needs of the Company. Since 2020, five new members have joined the Board. The Board rotates directors among Board committees, with changes occurring as necessary or advisable. As a part of the rotation process, the Governance Committee asks individual directors to evaluate their skills, experience and interest levels and takes these into account in recommending committee assignments. The Corporate Governance Guidelines provide that committee chairs should be rotated at regular intervals.
Board Evaluations and Review of Time Commitments
The Board is committed to continuous improvement and uses annual self-evaluations to assess its effectiveness in fulfilling its obligations and improve its functioning. The Governance Committee annually reviews the self-evaluation questionnaires to determine if changes are necessary prior to distributing the questionnaires. All directors are asked to complete a questionnaire for the Board as well as for each committee on which they serve. The responses are collected by Kemper’s General Counsel, who prepares summaries for the Board and each committee, which include an overview of director feedback as well as ratings of director satisfaction with various aspects of the Board or committee’s performance. The summaries are provided to each individual committee and the Governance Committee reviews all summaries and provides a report to the Board on the results. The Corporate Governance Guidelines provide that the Governance Committee will annually review each director’s overall commitment levels (including professional and charitable commitments and service as directors of public or private companies) to ensure each director is able to fulfill their commitments to the Company.
Board Oversight
Board’s Role in Strategic Oversight
The Board actively engages with management to oversee the formulation and implementation of Kemper’s long-term strategic initiatives, and reviews and approves these initiatives. Throughout the year, the CEO and senior management provide updates on Kemper’s overall strategic direction, strategic opportunities and performance, priorities and execution. The Board provides feedback through active dialogue with senior management.

2026 PROXY STATEMENT	19

Corporate Governance
Board’s Role in Risk Oversight
The Board plays an active role, both as a whole and at the committee level, in the assessment and management of material business risks.
The key risk areas of the Company are managed on an enterprise-wide basis. Certain risks, such as strategic risk, are overseen by the Board with Board committees supporting that task by considering risks that fall within a committee’s specific area of focus. The Board and Board committees receive periodic updates from members of the Company’s executive and operational management about a wide range of matters that could pose risks to the Company.
At meetings of the Board and Board committees, directors discuss operational risks (including risks related to business operations, investments, capital and liquidity, cybersecurity, technology and human capital management), strategic plans, competitive environment, reputational, legal, regulatory, corporate responsibility, corporate transactions, and other significant operational initiatives and developments. Discussions occur with management, auditors and any advisors retained by the Board or its committees or management. Issues discussed may be addressed in several ways. For example, the Board may establish or direct a specific committee to oversee any specific risks, or the Board may ask management to present more frequently on such issue.

BOARD

•Both directly and through its committees, the Board focuses on the Company’s general risk management strategy and the most significant risks facing the Company. The Board ensures that appropriate risk mitigation strategies are implemented by management, with management remaining responsible for day-to-day risk management.
•The Board is routinely apprised of particular risk management matters in connection with its general oversight and approval of corporate matters.

AUDIT COMMITTEE	GOVERNANCE COMMITTEE	HUMAN RESOURCES & COMPENSATION COMMITTEE	INVESTMENT COMMITTEE	RISK COMMITTEE

•Evaluates and oversees financial and audit risks or other major risk categories not assigned to another committee.
•Reviews the quarterly and annual financial statements, related SEC disclosures and auditor’s reports and communications, ERM structure, major risk exposures, management assessments and controls, internal audit plans and significant findings, and remediation of material weaknesses and significant deficiencies in internal controls, if any.

•Oversees and addresses with management risks relating to the Board’s and the Company’s governance practices, Board recruiting and refreshment, stakeholder concerns, and corporate responsibility considerations and initiatives impacting the Company.

•Regularly reviews risks relating to compensation plans and programs.
•Oversees aspects of the Company’s human capital management strategies as well as the Company’s culture including employee engagement and inclusion effort, and related risks.
•Makes decisions for executive and director compensation.
•Oversees the administration of the Company’s clawback and stock ownership policies.
•Oversees the Company’s investment policy, helping the Company to meet its business and financial goals with a reasonable balance among risk, return and cost.
•Periodically reviews and evaluates risk management governance, ERM framework and programs, including risk appetite stress testing, cyber and information security, privacy and data protection, regulatory and compliance risks, emerging risk, and other related topics and issues.
•Ensures the Company has a capital plan that takes risk factors into consideration and that risk is appropriately contemplated in connection with proposed strategic transactions.

20

Corporate Governance
Enterprise Risk Management
Enterprise Risk Management (“ERM”) is critical in achieving risk-adjusted returns in our business and has been a guiding principle through the Company’s history. As a key element of their duties, senior leadership is responsible for identifying risks and potential risks as they arise in their various operational areas. The Company has an Enterprise Risk Committee (“ERC”), which is composed of the CEO, the Chief Risk Officer, all executive vice presidents, and the head of the assurance and advisory function. This committee meets at least four times a year to oversee the Company’s ERM function, approve the design of the Company’s Risk Management Framework, and monitor its implementation and operation. The ERC also assists the Board and the Board committees with monitoring the Company’s main risk exposures and related risk management processes. The structure of the Company’s ERM function is illustrated below.

Enterprise Risk Management Structure

Board of Directors – Risk Committee

Monitors and assesses Kemper’s risk management practices

First Line Executive Management and Business Line Management	Second Line Risk Committees and ERM Function	Third Line Assurance and Advisory

Risk-taking functions Primary responsibility for adopting and executing the Risk Management Framework into everyday operations
Risk-enabling function
Primary responsibility for:
•Designing the Risk Management Framework
•Ensuring adoption of framework by the business
•Overseeing/monitoring the execution of Risk Management Framework across the enterprise

Risk-assurance function
•Primary responsibility for providing assurance to executive management and the Board that the Risk Management Framework is designed appropriately and operating effectively at business unit and enterprise levels
•Adheres to the Global Internal Audit Standards

Succession Planning
The Board is responsible for assuring the Company’s organizational strength and succession processes position the Company to realize its long-range goals. To assist the Board in fulling this responsibility, the HR&CC monitors the Company’s strategies related to executive human capital management, including talent and leadership development, and succession planning. The Board approves and maintains a succession plan for the CEO. In addition, the CEO reports to the Board at least annually (and more frequently at the request of the Board) on the extent to which there are individuals within the Company who have the skills, experience and other qualities deemed necessary to be considered as successors to the Company’s senior executives.
On October 14, 2025, the Board determined that Joseph P. Lacher, Jr. would depart from his role as President and CEO of the Company, effective October 14, 2025, and would continue to serve as a non-executive advisor until December 31, 2025 to help ensure a smooth transition of responsibilities. Mr. Lacher also resigned from the Board, effective October 14, 2025, and the Board accepted his resignation. For continuity while the Board searches for a permanent CEO, the Board appointed C. Thomas Evans, Jr., the Company’s Executive Vice President, Secretary and General Counsel, as Interim CEO of the Company, effective October 14, 2025. The Board established a search committee and has engaged a leading executive search firm to conduct a search for a permanent CEO.

2026 PROXY STATEMENT	21

Corporate Governance
Investor Relations in 2025
Kemper’s relationship with its shareholders is a valuable and important part of our success. We have a long-standing practice of engagement with current and prospective shareholders. Shareholders have many opportunities throughout the year to provide feedback to our senior management and investor relations team, including at industry and sell-side conferences. In 2025, Kemper engaged directly with approximately 80 shareholders and participated in approximately 15 conferences and group meetings. Kemper’s conversations with shareholders in 2025 covered a variety of topics. In particular, we discussed with shareholders our strategic initiatives, the Company’s operating environment, financial performance and management transitions. Feedback from shareholders is shared with the Board and directly informed the Board’s consideration of strategy and other matters during 2025.
We are committed to maintaining an active dialogue to understand the priorities and concerns of our shareholders, and believe ongoing engagement builds mutual trust and understanding.
Corporate Responsibility at Kemper
We take a holistic approach to how we engage with customers, employees, shareholders and communities, and we focus on areas that have the most impact on these stakeholders. This includes how we minimize our environmental impact, how we attract, develop and retain talent, and how we lead and govern our organization. We believe this thoughtful and focused approach strengthens who we are as individuals and as an organization. Kemper is committed to transparent, data-driven reporting on Corporate Responsibility topics most material to our business and stakeholders.
Supporting Our Customers
Our ability to deliver on the needs of those in underserved markets is at the heart of our business. We are committed to delivering quality products and services that meet our customers’ needs, enhance their financial security, and provide peace of mind. We continually invest in digital solutions, customer support, and operational improvements to create a seamless and reliable experience.
Investing in Our People
Our employees are the foundation of our success. We foster an environment where individuals can grow, develop and contribute meaningfully to our business. Key priorities include:
•Talent Development: Providing opportunities for learning, leadership and career advancement.
•Performance and Recognition: Encouraging excellence through a performance-driven culture.
•Workplace Connection: Supporting engagement through purposeful collaboration and a dynamic work environment.
Making a Difference in Our Communities
Kemper is committed to fostering resilient and thriving communities where our customers and employees live and work. Through corporate philanthropy, employee volunteerism, and financial contributions, we invest in programs that create lasting positive impact. We invest in programs that advance education, health and community development.
Strong Governance and Accountability
Earning and maintaining trust is fundamental to our business. We uphold rigorous corporate governance standards to ensure ethical conduct, transparency, and sound decision-making. Oversight of our Corporate Responsibility efforts is provided by the Governance Committee of Kemper’s Board of Directors, reinforcing alignment with our strategic priorities. By maintaining a disciplined approach to governance, investing in our people, and supporting our customers and communities, we continue to build a strong and responsible company that creates lasting value for all those we serve.
More information on Corporate Responsibility is available on the Company’s website at kemper.com and in the Company’s 2025 Annual Report to Shareholders posted along with this Proxy Statement at proxyvote.com.

22

Corporate Governance
Communicating with Our Board
Shareholders and other interested parties may communicate with our Chairman, the non-employee directors as a group, or individual directors by writing to: Corporate Secretary, Kemper Corporation, 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601. Kemper’s Corporate Secretary will review and promptly forward communications to the directors as appropriate. Communication involving substantive accounting or auditing matters will be forwarded to the Audit Committee Chair. Items or information not related to the duties and responsibilities of the Board will not be forwarded.
Other Governance Matters
Related Person Transactions
The Board has adopted a written policy (“Policy on Related Person Transactions”) for review and approval of transactions involving the Company and “related persons,” defined as directors, executive officers, and shareholders owning 5% or more of Kemper common stock (“Common Stock”), or their immediate family members. The Policy on Related Person Transactions covers any related person transaction unless it involves: (i) a transaction generally available to all employees of the Company; (ii) less than $120,000 in the aggregate on an annual basis; or (iii) a relationship as an insurance policyholder entered and maintained in the ordinary course of business on terms no more favorable to the related person than those applicable to non-affiliated third parties or those generally available to employees of the Company. Covered related person transactions must be approved by the Governance Committee. In addition, approval under the Policy on Related Person Transactions is required before the Company can make charitable contributions exceeding $120,000 in the aggregate in any fiscal year to an unaffiliated charitable organization for which a related person serves as an executive officer, director, trustee or in a similar capacity.
Upon learning of a proposed or existing related person transaction requiring review under the Policy on Related Person Transactions, management is required to submit the matter for consideration to the Governance Committee, which will review the transaction and determine whether it is consistent with the best interests of the Company and its shareholders. In its review, the Governance Committee considers the facts and circumstances it deems significant and relevant to the particular transaction, including such factors as the related person’s relationship to the Company and interest in the transaction, the value of the transaction and any reasonable alternatives, and the potential impact of the transaction on the Company, the related person, and other applicable parties. No director who is on the Governance Committee will participate in the review or approval under the Policy on Related Person Transactions of a transaction involving such director or a member of his or her immediate family.
Insider Trading Policy
Kemper has adopted an Insider Trading Policy governing the purchase, sale, and/or other disposition of the Company’s securities by our directors, officers and employees, and Kemper itself, that we believe is reasonably designed to promote compliance with applicable insider trading laws, rules and regulations, and the New York Stock Exchange standards. Copies of the Insider Trading Policy are filed as Exhibit 19.1 and Exhibit 19.2 to our Annual Report on Form 10-K for the year ended December 31, 2025.
Where to Find Governance Documents
The Corporate Governance Guidelines, Code of Business Conduct and Ethics, charters for Board committees, and other corporate governance information can be found on the Company’s website at investors.kemper.com under Governance. Copies of these documents may also be obtained free of charge by request to the Company at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601, Attention: Investor Relations.

2026 PROXY STATEMENT	23

Director Compensation
On an annual basis, the HR&CC evaluates whether the director compensation program is reasonable and competitive, and considers all forms of compensation. The Committee also considers how the Company’s director compensation practices compare with those of similar public companies.
2025 Annual Non-Employee Director Compensation Program
In November 2024, the HR&CC approved changes to Kemper’s director compensation program for the 2025 compensation year. The following table shows the 2025 non-employee director compensation program:

Board of Directors Compensation Mix	Cash Retainers/Other
Annual Non-Chair Retainer: $95,000	Independent Chairman		$230,000
Annual Restricted Stock Unit Award: $150,000(1)		Annual Chair Retainer	Annual Non-Chair Retainer
	Audit Committee	$40,000	$15,000
	HR&CC	$30,000	$10,000
	Investment and Risk Committees	$20,000	$10,000
	Governance Committee	$20,000	$8,000
	Charitable Matching Gift Program	Up to $10,000
(1)Under the 2025 program, each non-employee director elected at the 2025 Annual Meeting was entitled to receive a restricted stock unit (“Director RSU”) award grant under the Company’s Amended and Restated 2023 Omnibus Plan (“Omnibus Plan”) covering shares of Common Stock with a grant date value of $150,000. In addition, a new director joining the Board before or after the 2025 Annual Meeting was entitled to receive a Director RSU award in the amount of the grant date value of $150,000 reduced pro-rata to reflect the percentage of quarterly Board meetings they were expected to attend during the remainder of the then-current Board term.
Deferral of RSU Awards and Fees
Non-employee directors can elect to defer the conversion of their Director RSU awards to shares of Common Stock for up to 10 years beyond the applicable vesting date, pursuant to the rules and procedures for deferral of Director RSU awards under the Omnibus Plan. In addition, non-employee directors can elect to defer up to 100 percent of the cash fees earned for service on the Board and Board committees under the Kemper Corporation Nonqualified Deferred Compensation Plan (“Deferred Compensation Plan”). For more information about the Deferred Compensation Plan, please refer to the Nonqualified Deferred Compensation section beginning on page 60.
Terms of 2025 Awards
Under the compensation program in effect in 2025, the Director RSUs granted to non-employee directors provide the holder with the right to receive one share of Common Stock for each Director RSU awarded with vesting to occur one year from the date of grant. Holders of Director RSUs are entitled to receive dividend equivalents in cash in the amounts that dividends would have been payable if they were shares of Common Stock, but only if and when they vest. Conversion of the Director RSUs into shares of Common Stock occurs upon vesting or subsequently in accordance with a deferral election made by the award holder.
Under the compensation program in effect prior to 2019, certain of our non-employee directors hold fully vested Deferred Stock Units (“DSUs”) that provided the holder the right to receive one share of Common Stock for each DSU issued. Holders of DSUs are entitled to receive dividend equivalents in cash in the amount and at the time dividends would have been payable if the DSUs were shares of Common Stock. Conversion of the DSUs into shares of Common Stock is deferred until the date the holder’s service on the Board terminates.

24

Director Compensation
Reimbursement of Expenses
All directors are entitled to receive reimbursement for travel expenses incurred in attending Board and Board committee meetings, director education programs and other Company business.
Charitable Matching Gift Program
The Company maintains a charitable matching gift program for non-employee directors. Under this program, gifts made by a director or spouse to a qualifying charity will be matched by The Kemper Foundation up to $10,000 each year. Organizations eligible to receive a matching grant must align with Kemper’s philanthropic pillars – education, health or community development. Gifts must be approved by The Kemper Foundation and eligible organizations must be U.S.-based qualifying 501(c)(3) organizations.
Indemnification Agreement
Each of the Company’s directors and executive officers is a party to an indemnification agreement (“Indemnification Agreement”) with the Company, as permitted by the Delaware General Corporation Law. The Indemnification Agreements provide that the Company will indemnify the director or executive officer against all threatened, asserted, pending or completed claims, investigations or inquiries in which they are involved by reason of (among other things) being a director or executive officer of the Company, or of another entity at the Company’s request, to the fullest extent permitted by Delaware law. The Indemnification Agreements also provide that the Company will advance any and all expenses incurred by such director or executive officer with respect to such claims, investigations or inquiries, if so requested. However, the rights to indemnification and advancement of expenses are subject to the condition that no determination is made that such director or executive officer is not permitted to be indemnified under applicable law. The provisions of these Indemnification Agreements supplement the indemnification provisions applicable to the directors and executive officers under the Bylaws and Restated Certificate of Incorporation, and may not be amended or terminated without the written consent of the respective director or executive officer.
Stock Ownership Guidelines
The Company’s Director and Executive Officer Stock Ownership Policy specifies minimum ownership levels for non-employee directors equal to five times the base, non-chair cash retainer for directors. In calculating ownership for purposes of this policy, only shares owned outright, unvested RSUs, and DSUs are included. Non-employee directors must attain the minimum ownership level within five years.
As of December 31, 2025, each director who has served on the Board for at least five years met these stock ownership guidelines, and each director who has served for fewer than five years either has already met or is on track to meet these guidelines.

2026 PROXY STATEMENT	25

Director Compensation
2025 Director Compensation Table
The following table shows the compensation earned in 2025 based on the non-employee director compensation program in effect for 2025. The specific amounts of fees earned and awards granted differ for individual directors based on the particular committees on which they sit, the dates they joined or departed from the Board and specific committees, and the variable fee structure for each committee and committee chairs versus non-chair members as shown in the table above on page 24.

Director Compensation

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards ($)(2)	All Other Compensation ($)(3)	Total ($)
Teresa A. Canida	130,000	150,000	15,669	295,669
George N. Cochran	125,000	150,000	35,260	310,260
Jason N. Gorevic	123,000	150,000	22,655	295,655
Lacy M. Johnson	113,000	150,000	22,111	285,111
Gerald Laderman	275,000	150,000	15,487	440,487
Suzet M. McKinney	115,000	150,000	3,906	268,906
Alberto J. Paracchini	145,000	150,000	12,423	307,423
Stuart B. Parker	120,000	150,000	20,231	290,231
Susan D. Whiting	133,000	150,000	17,486	300,486
(1)Fees shown were earned for service on the Board and/or Board committees and include any amounts deferred at the election of an individual Board member under the Deferred Compensation Plan. For more information about the Deferred Compensation Plan, please refer to the Nonqualified Deferred Compensation section beginning on page 60.
(2)The amounts shown represent the aggregate grant date fair values of the annual Director RSU awards granted to the designated directors on May 7, 2025; grant date fair values for these awards were based on the grant date closing price of $61.61 per share of Common Stock. For a discussion of valuation assumptions, see Note 21, Long-term Equity-based Compensation, to the Consolidated Financial Statements included in the Annual Report.
For each non-employee director, the following table shows the total number of outstanding Director RSUs and DSUs held as of December 31, 2025:

Name	Outstanding DSUs as of 12/31/25	Outstanding Director RSUs as of 12/31/25
Teresa A. Canida	—	5,000
George N. Cochran	7,220	13,086
Jason N. Gorevic	—	10,458
Lacy M. Johnson	4,300	5,000
Gerald Laderman	—	2,435
Suzet M. McKinney	—	2,435
Alberto J. Paracchini	—	7,933
Stuart B. Parker	—	7,933
Susan D. Whiting	1,420	5,000
(3)The amounts shown represent dividend equivalents paid in connection with DSUs held and RSUs that vested in 2025 and charitable matching gifts for those directors participating in the Company’s charitable matching program for non-employee directors.

26

Executive Officers
The following narratives summarize the business experience over at least the last five years of the Company’s current executive officers. The positions described below as being with the Company may have been held with Kemper or one or more of its subsidiaries. The executive officers serve at the pleasure of the Board.

C. Thomas Evans, Jr. Interim Chief Executive Officer, Secretary and General Counsel Age: 67
•Joined the Company in 1992 and was appointed Interim Chief Executive Officer in October 2025. He assumed his position as General Counsel in May 2015.
•Previously served in several leadership roles for the Company including Assistant Secretary and Associate General Counsel, Assistant General Counsel, Chief Counsel for Kemper Life, and Counsel.
•Prior to joining Kemper, was in private practice with the law firm of Winston & Strawn, where his practice focused on corporate and commercial litigation.

John M. Boschelli Executive Vice President and Chief Investment Officer Age: 57
•Joined the Company in December 1997 and assumed his current position in May 2009.
•Served as the Company’s Treasurer from February 2002 to May 2009, as Assistant Treasurer from December 1999 to February 2002, and in various other positions from December 1997 to April 1999.

Bradley T. Camden Executive Vice President and Chief Financial Officer Age: 47
•Joined the Company in 2020 as Senior Vice President and Treasurer.
•Appointed as Interim Chief Financial Officer in September 2023.
•Appointed Executive Vice President and Chief Financial Officer in February 2024.
•Prior to joining Kemper, spent nearly 20 years at Northern Trust Asset Management, most recently leading the Long Duration Fixed Income Team.

2026 PROXY STATEMENT	27

Executive Officers

Christopher W. Flint Executive Vice President and President, Kemper Life Age: 55
•Joined the Company in his current position in August 2023.
•Has over 25 years’ experience in the life insurance and financial services industries.
•Prior to joining Kemper and since 2022, held several positions with USAA, including as General Manager and Senior Vice President, USAA Life Insurance Company.
•Prior to USAA, served in a variety of senior positions at other insurance companies, including Farmers New World Life Insurance Company (from 2020 to 2022) and with Protective Life (from 2015 to 2020).

Matthew A. Hunton Executive Vice President and President, Kemper Auto Age: 45
•Joined the Company in his current position in 2019.
•Spent over 10 years at Travelers from July 2007 to May 2019, where he led the Select/Small Commercial business, as well as Product Management, Operations and Technology organizations across personal and business insurance sectors.
•Prior to joining Travelers, he worked in investment banking and private equity.

Andy Ramamoorthy Executive Vice President, Chief Claims Officer and Head of Transformation Age: 53
•Joined the Company in April 2025 and became Chief Claims Officer and Head of Transformation in October 2025.
•Prior to joining Kemper, spent 25 years at Capital One in transformation, product, operations and technology roles.
•Most recently, he served as Chief Product Officer and Chief Data Officer for the Capital One Commercial Division, and previously served as the Chief Operating Officer for the Capital One division leading customer service, operations and transformation functions.

Laura A. Rock Executive Vice President, Chief Human Resources Officer Age: 58
•Joined the Company in her current position in May 2024.
•Spent eight years at Zurich North America, including as Chief Human Resources Officer, from 2019 to 2024.
•Held various leadership positions in human resources with Zurich/Farmers and AIG.

28

PROPOSAL 2

Advisory Vote to Approve the Compensation of the Company’s Named Executive Officers

Overview
Pursuant to Section 14A of the Securities and Exchange Act of 1934, this proposal provides you with the opportunity to vote, on a non-binding, advisory basis, to approve the compensation of the Company’s named executive officers (“NEOs”) as disclosed in this Proxy Statement in accordance with the applicable compensation disclosure rules (“Say-on-Pay”). We have held a Say-on-Pay vote annually and in 2023, our shareholders voted in favor of maintaining this “annual” frequency. Following the Say-on-Pay vote at our upcoming annual meeting, we expect the next such vote to be held at our 2027 Annual Meeting.
In voting on Proposal 2, you will be voting whether to approve the following resolution:
“RESOLVED, that, the Company’s shareholders approve the compensation paid to the Company’s Named Executive Officers, as disclosed pursuant to Item 402 of SEC Regulation S-K in the Proxy Statement for the 2026 Annual Meeting of Shareholders, including the section captioned Compensation Discussion and Analysis, the compensation tables and related narrative discussions.”
This proposal is not intended to address any specific element of compensation. Instead, the vote relates to the compensation of the NEOs as described in this Proxy Statement in accordance with the compensation disclosure rules of the SEC. The vote is advisory, which means the vote is not binding on the Company, the Board of Directors, or the HR&CC. However, the HR&CC will take into account the outcome of the vote when considering future executive compensation arrangements.
The Compensation Discussion and Analysis section of this Proxy Statement that begins on page 32 provides an Executive Summary and detailed information on the executive compensation program and amounts paid to the Company’s NEOs for 2025. The Company encourages you to review the Compensation Discussion and Analysis in considering whether to vote in favor of this proposal.
Required Vote
If a quorum is present, Proposal 2 will be approved by the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” the proposal exceeds the number of shares voted “AGAINST” the proposal. “Abstentions” and “broker non-votes” are not considered votes cast “FOR” or “AGAINST” the proposal and will have no effect on the proposal.

The Board of Directors recommends that you vote “FOR” Proposal 2.

2026 PROXY STATEMENT	29

Executive Compensation
Human Resources & Compensation Committee Report
The Human Resources & Compensation Committee (“HR&CC”) has reviewed and discussed with management the Compensation Discussion and Analysis set forth below. Based on such review and discussions, the HR&CC recommended to the Board of Directors that the Compensation Discussion and Analysis be included in this Proxy Statement and incorporated by reference into the Company’s Annual Report for the year ended December 31, 2025.
Human Resources & Compensation Committee of the Board of Directors of Kemper Corporation:
Jason N. Gorevic, Chair
George N. Cochran
Lacy M. Johnson
Suzet M. McKinney
Susan D. Whiting

30

Executive Compensation
Human Resources & Compensation Committee Governance
Committee Authority and Delegation
The scope and authority of the HR&CC is described in the Corporate Governance section beginning on page 14. The HR&CC has authority to retain outside advisors to assist the Committee in its evaluation of executive compensation, and to approve the fees and other terms of retention of such advisors. Under the terms of its charter, the HR&CC may delegate authority to subcommittees, consistent with applicable law. However, the HR&CC does not presently have any subcommittees and no such delegations have been made.
The HR&CC has delegated authority to the Company’s CEO to grant, and designate recipients for, a limited number of equity awards under the Omnibus Plan, and to determine the size, terms and conditions of such awards. The delegated authority covers only new hire, promotion and retention awards to employees other than the Company’s executive officers. The delegated authority is regularly monitored by the HR&CC.
Committee Process Overview
The HR&CC performs an annual review of the Company’s executive compensation policies, practices and programs, and of the compensation provided to the Company’s executive officers and directors. Annual reviews have historically started at the HR&CC meeting held in the last quarter of each year, with compensation determinations for the Company’s executive officers approved in the first quarter of the following year.
The following decisions are made by the Committee, generally at its first quarter meeting:
•annual compensation of the Company’s executive officers;
•determination of the amounts of any annual cash incentives payable for the prior year, including validation of performance results for determining any payouts under performance-based cash and equity-based compensation awards granted for prior years;
•any changes to Kemper’s executive compensation plans and programs; and
•determinations as to the current-year cash and equity-based compensation.
The CEO and the CFO participate in the process of evaluating the Company’s executive compensation program. This includes providing performance assessments and making compensation recommendations to the HR&CC. The CEO and the Chief Human Resources Officer will provide additional recommendations regarding individual members of the executive leadership team. The HR&CC considers these recommendations and meets with these officers to discuss their recommendations.
The HR&CC reviews annually the non-employee director compensation program and from time to time recommends to the Board proposed changes. The Company’s executive officers are not involved in the process of analyzing and determining compensation for the non-employee members of the Board, except where the CEO is also a member of the Board and such decisions are considered and approved by the Board.
The Role of Compensation Consultants
The HR&CC engaged the services of Frederic W. Cook & Co., Inc. (“FW Cook”), an independent compensation consultant, to assist with its executive and non-employee director compensation review and oversight in 2025. The HR&CC asked FW Cook to provide the Committee with market data based on comparable companies in the insurance industry, as well as general comparison data for the executive officers, data and practices with respect to non-employee director compensation, advice on current trends and developments related to executive compensation, and advice on other executive and director compensation matters that arose in the ordinary course. The involvement of FW Cook in the 2025 executive compensation decision-making process is described in more detail below under the heading Compensation Competitive Analysis in the Compensation Discussion and Analysis section beginning on page 48. The HR&CC considers FW Cook’s independence on an annual basis. For 2025, the HR&CC concluded no factors existed that presented any independence issues or conflicts of interest under applicable rules of the NYSE or SEC.

2026 PROXY STATEMENT	31

Executive Compensation
Compensation Discussion and Analysis
2025 Named Executive Officers1
This Compensation Discussion and Analysis (“CD&A”) describes the material elements of our executive compensation program, practices and processes, focusing in particular on the executive pay decisions for our continuing NEOs listed below.
Named Executive Officers

C. Thomas Evans, Jr. Interim Chief Executive Officer, Secretary and General Counsel	Matthew A. Hunton Executive Vice President and President, Kemper Auto

Bradley T. Camden Executive Vice President and Chief Financial Officer	Laura A. Rock Executive Vice President, Chief Human Resources Officer

John M. Boschelli Executive Vice President and Chief Investment Officer

(1)    For 2025, the NEOs also included Joseph P. Lacher, Jr., former President and Chief Executive Officer, and Duane A. Sanders, former Chief Claims Officer, P&C (neither pictured above), each of whom separated from the Company in 2025.
Management Transition in 2025
As announced in October 2025, the Company separated with Mr. Lacher, who had served as the Company’s President and CEO since 2015. Mr. Lacher was replaced on an interim basis by C. Thomas Evans, Jr., the Company’s General Counsel. In addition, during 2025, the Company announced other changes in its senior leadership, including that Mr. Sanders would no longer serve as the Company’s Chief Claims Officer, P&C. Due to their separations, we have excluded the discussion of compensation for Mr. Lacher and Mr. Sanders throughout the CD&A. Information regarding 2025 compensation decisions for Mr. Lacher and Mr. Sanders is addressed in the section entitled Management Transition - Compensation Arrangements.
Following his appointment as Interim CEO and effective in October 2025, Mr. Evans’ annual base salary was increased to $800,000. Target values for Mr. Evans for the STI Plan and LTI Plan remained unchanged. A special retention award of $1 million in the form of Restricted Stock Units was made to Mr. Evans in October 2025, at the same time similar awards were made to other executive officers. Additional detail on these compensation arrangements with Mr. Evans is provided throughout this CD&A. References in this Compensation Discussion and Analysis to the role of CEO cover Mr. Evans, unless otherwise noted.
2025 Say-on-Pay Vote and Summary of Compensation Program Changes
The 2025 advisory proposal to approve the 2024 compensation of our NEOs was approved by approximately 82% of the votes cast. As part of its review of the Company’s executive compensation program, the HR&CC considered the 2025 Say-on-Pay vote, among other factors, and did not make any significant changes to our program as a result of the 2025 Say-on-Pay vote.
2025 Performance Highlights
Kemper operated in a challenging environment in 2025. In response, Kemper’s management remained focused on disciplined execution and taking deliberate actions to address the specific factors affecting recent performance.
For the full year 2025, Kemper reported net income attributable to Kemper Corporation of $143.3 million, compared to $317.8 million in 2024. Adjusted consolidated net operating income was $225.5 million, compared to $381.5 million in the

32

Executive Compensation
prior year. While results for the year did not achieve target profitability, management undertook a series of actions to strengthen execution across pricing, claims and expenses, and to diversify the Company’s portfolio geographically with the objective of improving consistency and reducing volatility over time.
Despite performance pressures, the Company maintained strong financial flexibility and capital discipline. Kemper generated trailing twelve-month operating cash flow of approximately $585 million, maintained parent liquidity of over $1.0 billion, and increased book value per share to $45.71, representing year-over-year growth.
In evaluating performance for 2025, the HR&CC considered the Company’s financial results, the external environment, and management’s actions to address performance challenges and strengthen the operating foundation. Executive compensation outcomes for 2025 reflect both Company performance and the Board’s assessment of leadership actions taken to position Kemper for sustainable long-term value creation.
Positioning Kemper for Long-Term Value

Net Income Attributable to Kemper			Adjusted Consolidated Net Operating Income*

2024	2025	2024	2025
$317.8 million	$143.3 million		$381.5 million	$225.5 million

Trailing 12-Month Operating Cash Flow		Holding Company Liquidity	Book Value Per Share

2025		2025	2024	2025
~$585 million		>$1.0 billion	$43.68	$45.71 (+5% YoY)

*    Non-GAAP financial measure. For more information, please refer to Appendix A-1.
Key Achievements in 2025
Highlights of management’s actions and strategic accomplishments during 2025 included:

•Actions to improve Specialty P&C profitability. Management implemented disciplined rate actions across multiple states, strengthened claims execution, and advanced initiatives intended to improve underwriting performance and reduce volatility.
•Advancing product and geographic diversification. The Company piloted new personal automobile products in select markets and advanced filings in additional states as part of a broader strategy to diversify the portfolio geographically and enhance long-term growth and profitability.
•Driving operational efficiency. A restructuring program was launched during 2025 to achieve operational and organizational efficiencies. The program is expected to deliver cumulative run-rate savings, supporting improved cost discipline and operating leverage over time.
•Maintaining strong capital and liquidity. Kemper generated approximately $585 million in trailing twelve-month operating cash flow and ended the year with parent liquidity exceeding $1.0 billion, providing financial flexibility to support operations and strategic priorities.
•Returning capital to shareholders. The Company repurchased approximately $300 million of its shares during 2025, including $50 million in the fourth quarter, and retired $450 million of debt, reflecting continued focus on balance sheet strength and shareholder value.

2026 PROXY STATEMENT	33

Executive Compensation
Executive Summary
Kemper’s Compensation Philosophy
Kemper’s compensation philosophy has consistently been based on three key principles:

Pay for Performance	Alignment with Shareholder Interests	Retention of Management Talent

•Kemper’s compensation program is designed upon a total compensation approach with significant performance-based pay "at risk” for senior executives.
•Variability of compensation should increase at senior executive levels as these individuals have a greater ability to drive results.

•Use of equity-based compensation aligns the objectives of senior management with the interests of our shareholders.
•Use of multi-year vesting periods serves to focus senior management on long-term, sustainable shareholder value.
•Kemper’s total compensation program should attract and retain skilled executives.

Pay Delivery and Performance Alignment
Kemper’s executive compensation program is designed to attract, motivate and retain the talent the Company needs to be successful. Kemper provides competitive compensation structured to incentivize performance in support of the Company’s strategy, and reward executives for achieving the desired financial results and increased shareholder value.
The annual compensation program for the NEOs consists of a fixed salary component, an annual cash incentive award component that varies based on performance under the Company’s short-term incentive plan (“STI Plan”), and an equity award based on multi-year financial metrics, retention with the organization, and stock price appreciation under the long-term incentive plan (“LTI Plan”).
The preliminary equity award value is established based on individual and Company-specific factors and takes into account the individual’s base salary. The equity award value may be increased or decreased at the discretion of the HR&CC as a result of factors such as individual and Company performance, retention concerns and other special circumstances.
The HR&CC believes compensation based on performance, including awards under the STI Plan and LTI Plan, is an effective means of driving successful and shareholder-focused performance.

34

Executive Compensation
Executive Compensation Program

What We Do	What We Do Not Do

Pay Executives Competitively: Executive compensation is reviewed annually against a peer group of similar industry, size and business complexity.	No Guaranteed Compensation: Executives are not contractually entitled to increases to base salary or an annual bonus each year.

Pay-for-Performance: The majority of NEO total compensation is tied to Company, business unit and individual performance and is considered “at risk” by the Company, with actual value contingent upon results.
No repricing: The Omnibus Plan prohibits repricing or exchange of underwater stock options without prior shareholder approval.

Stock Ownership Guidelines: The Company maintains robust stock ownership guidelines for our executive officers to reinforce the alignment of executives with shareholder interests.	No Change in Control Tax Gross-Ups: NEOs and other executive officers are not entitled to excise tax gross-ups under any Company policies or compensation programs with respect to a change in control.

Double-Trigger Change in Control: Company policy provides for change in control benefits only on a qualified termination of employment in connection with a change in control.	No Employment Contracts: The Company does not have employment contracts with its NEOs or other executive officers, who are all “at will” employees.

Engage with Shareholders to Align Compensation Plans with Shareholder Interests: We engage with shareholders and are open to investor perspectives regarding our compensation program.	No Hedging or Pledging: Directors and all employees who receive equity awards are prohibited from hedging, pledging or otherwise encumbering shares of the Company’s Common Stock.

Independent Committee Members: All HR&CC members are independent in accordance with SEC and NYSE requirements and guidelines.	No Excessive Perquisites: Annual perquisites for continuing NEOs include annual executive physicals, financial planning services and additional insurance coverages.

No Excessive Risk Taking: The Company’s compensation plans are designed to not encourage or reward executives for excessive risk taking.

2026 PROXY STATEMENT	35

Executive Compensation
Annual Determination of Compensation in 2025
Base Salary
Annual base salaries are set for each NEO early each year. Based on a review of the competitive market and the compensation levels paid to other members of the executive team, Mr. Evans’ annual base salary was increased effective October 2025 to $800,000 during his service as Interim CEO. None of the other continuing NEOs received a 2025 annual base salary increase. The table below shows base salaries for 2025 for the Company’s continuing NEOs as of December 31, 2025.

C. Thomas Evans, Jr.	800,000
Bradley T. Camden	575,000
John M. Boschelli	500,000
Matthew A. Hunton	575,000
Laura A. Rock	500,000
2025 Short-Term Incentive Plan
Under Kemper’s STI Plan, the pool from which awards are made is determined using a formula with specific financial metrics and individual performance factors. The financial metrics selected by the HR&CC are intended to tie compensation under the STI Plan to Company performance over the relevant time period. The individual performance factors are designed to reflect the differing responsibilities among the executive leadership team. The weighting of performance factors will vary based on an individual’s position and business responsibilities.
The program provides for an STI Plan payout based on threshold, target and maximum funding percentages for each participant, with funding determined based on performance against pre-established performance goals. Payout funding is interpolated when results fall between different levels.

Performance Measurement	Weighting	Threshold (50% funding)	Target (100% funding)	Max (200% funding)

Adjusted Operating Income	Varies by Individual	Below Target Performance	100% of Target	Above Target Performance

Distributable Cash Flow		Below Target Performance	100% of Target	Above Target Performance

Role Specific Factors		Under-achieved	100% of Target	Above Target Performance

The HR&CC determined the weighting between performance measures under the STI Plan for each NEO for 2025. The 2025 weightings are shown for each continuing NEO in the table below.

	2025 STI Plan Weighting
NEO	Adjusted Operating Income	Distributable Cash Flow	Qualitative Factors
C. Thomas Evans, Jr.	40%	20%	40%
Bradley T. Camden	45%	25%	30%
John M. Boschelli	45%	25%	30%
Matthew A. Hunton	45%	25%	30%
Laura A. Rock	40%	20%	40%

36

Executive Compensation
STI Performance Factors
Adjusted Operating Income and Distributable Cash Flow are the two financial metrics used to determine the STI Plan funding pool. These metrics are calculated as follows:

Metrics	How it is Calculated	What it Measures

Adjusted Operating Income
•Adjusted Consolidated Net Operating Income as reported and adjusted for after-tax impact of the following items:
•Adjust the amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses and LAE
•Additional significant unusual or nonrecurring items
•Measures Kemper’s profitability from its core business operations, excluding one-time items that are not viewed as indicative of core business performance

Distributable Cash Flow
•Insurance company statutory Net Income and Non-insurance company GAAP Net Income
•Add: Dividends paid to parent
•Adjust the amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses and LAE
•Additional significant unusual or nonrecurring items

•Measures cash generated across the enterprise—not just from operating activities but also from other corporate activities and other initiatives
•Provides a valuable perspective on capital and liquidity availability since it does not take into account certain accruals and timing items required by GAAP

The HR&CC believes these metrics provide a comprehensive view of the value generated by management decisions during a particular period and are directly aligned with shareholder interests.
STI Plan Targets
In early 2025, the HR&CC determined the NEO target opportunities for payouts under the STI Plan. Each current NEO’s target STI Plan payout is expressed as a percentage of annual base salary, which is set at a level to provide competitive total direct compensation.

NEO	STI Target as a % of Base Salary
C. Thomas Evans, Jr.	90%
Bradley T. Camden	125%
John M. Boschelli	125%
Matthew A. Hunton	125%
Laura A. Rock	90%
Actual Performance Metrics Results
Actual results for the performance metrics—adjusted operating income and distributable cash flow—are shown in the table below. In setting the threshold, target and maximum levels for 2025, the HR&CC took into account expected results under the Company’s annual financial plan. The actual amount achieved in 2025 for the distributable cash flow metric reflects net dividends paid to Kemper by subsidiaries that were greater than plan, which were used to return capital to shareholders in the form of stock repurchases in 2025.

	2025 STI Performance Factors
Performance Factor	Threshold	Target	Maximum	2025 Actual	Payout %
Adjusted Operating Income	$275m	$350m	$375m	$213m	—%
Distributable Cash Flow	$300m	$350m	$400m	$689m	200%
For additional detail on the calculation of adjusted operating income and distributable cash flow, please see Appendix A-2.

2026 PROXY STATEMENT	37

Executive Compensation
Individual Role Specific Factors
Kemper’s STI Plan incorporates individual performance considerations into the determination of the award amount. The HR&CC believes the assessment of individual performance is important to recognize the distinct responsibilities of our NEOs and the importance our NEOs have in making and operationalizing decisions that continue to position Kemper for future success. In early 2026, the HR&CC reviewed the Company’s performance on its strategic objectives and the contributions and accomplishments of each NEO during 2025. The HR&CC and Mr. Evans (and, in the case of Mr. Evans, only the HR&CC) assessed each NEO’s strategic performance. In light of the Company’s overall financial performance, the HR&CC assessed each of the NEO’s performance as below target for the year. The table below summarizes the individual contributions considered by the HR&CC in evaluating individual NEO performance for 2025.

NEO	Summary of Individual Contributions Considered by the HR&CC

C. Thomas Evans, Jr.
Mr. Evans assumed the role of Interim CEO in October 2025. In taking this role, Mr. Evans brought continuity to the Company and provided strong leadership during a period of management transition. In addition, Mr. Evans:
•Continued to manage the Company’s legal and regulatory affairs while serving as Interim CEO
•Worked with senior leadership to sharpen strategic priorities, align execution with financial targets, and reinforce accountability to support a return to target profitability
•Supported the Board’s efforts in connection with management transitions

Bradley T. Camden
Mr. Camden made significant contributions to Kemper’s success. In particular, Mr. Camden:
•Continued to lead the Company’s effort to return substantial capital to shareholders in 2025 and strengthen the balance sheet
•Led the Company’s initiative to drive operational efficiency and reduce operating expenses in line with the Company’s long-term strategic plan
•Provided leadership to the Company’s finance team and continued to develop management talent throughout the organization

John M. Boschelli
Mr. Boschelli continued his longstanding leadership of Kemper’s investment function. Under his leadership, the Company generated $405 million of net investment income in 2025. In addition, Mr. Boschelli:
•Maintained a diversified, high quality investment portfolio that supported the Company’s long-term business objectives
•Maintained the Company’s focus on aligning the investment portfolio with the expected long-term liabilities of the Company’s core businesses

Matthew A. Hunton
Mr. Hunton led the Kemper Auto business through a challenging environment and achieved several strategic goals in 2025. In particular, Mr. Hunton:
•Led the development of new personal auto products in select markets and oversaw the launch of these products in target states
•Provided critical support to the Company’s drive for operational and organizational efficiencies

Laura A. Rock
In her first full year with Kemper, Ms. Rock provided important leadership in the Human Resources function during a period of leadership transition. Ms. Rock:
•Played a key role in the separation process with key executives and in the decisions to appoint new leadership in critical roles
•Led Kemper’s efforts at transforming the corporate culture and developing new and important leadership and management processes

38

Executive Compensation
2025 STI Plan Payouts
Based on the actual performance results and the achievements of individual role specific factors as described above, the HR&CC approved the STI Plan payouts reflected below for 2025 for the continuing NEOs. The HR&CC believes the payout amounts, which are substantially below target, appropriately reflect the Company’s 2025 financial results that were below target levels of profitability.

NEO	2025 STI Target ($)	2025 STI Payout ($)	% of Target
C. Thomas Evans, Jr.	505,000	395,000	78%
Bradley T. Camden	718,750	580,000	81%
John M. Boschelli	625,000	480,000	77%
Matthew A. Hunton	718,750	555,000	77%
Laura A. Rock	450,000	375,000	83%
Equity-Based Compensation Awards for 2025
Equity-based compensation is an integral part of the Company’s executive compensation program. Under Kemper’s LTI Plan, the HR&CC has the authority to award various forms of long-term incentive grants, including stock options, RSUs and PSUs. The HR&CC believes the Company’s equity-based compensation program incentivizes performance and stock ownership by its executive officers, thereby aligning the interests of management and shareholders and serving as a useful retention vehicle.
For 2025, grants under the LTI Plan were delivered in the form of PSUs, stock options and RSUs, with the following key elements to drive Kemper’s performance and align with shareholder interests:

PSUs
•2025-2027 performance period
•Vest at the end of the performance period based upon attainment of the following goals:
•Adjusted Tangible Book Value Per Share Growth, with a Relative TSR modifier
•Adjusted Return on Equity

Stock Options	•Only have value if Kemper stock price increases from grant date •Vest in 1/3 annual increments with 10-year maximum term

RSUs	•Value fluctuates based on Kemper’s stock price •Vest in 1/3 annual increments

2025 Equity Award Methodology
The 2025 equity awards on average for all currently serving NEOs were allocated 60% in PSUs, 20% in stock options and 20% in RSUs, with the number of shares subject to each grant determined with reference to the price of Kemper Common Stock on the date of grant. The HR&CC followed a target-value approach, with the equity award value based on several factors, including a percentage of base salaries.
The table below sets forth the aggregate target award value, as of the date of grant, of the awards received by each continuing NEO under the 2025 LTI Plan.

C. Thomas Evans, Jr.	950,000
Bradley T. Camden	1,294,000
John M. Boschelli	1,125,000
Matthew A. Hunton	1,294,000
Laura A. Rock	950,000
Information about the 2025 equity grants to Mr. Lacher and Mr. Sanders can be found in the section Management Transition - Compensation Arrangements.

2026 PROXY STATEMENT	39

Executive Compensation
Adjusted Tangible Book Value Growth Per Share - A New LTI Plan Metric in 2025
In 2025, the HR&CC conducted a comprehensive review of the components of the LTI Plan to design a program that was appropriately aligned with the Committee’s priorities:
•long-term value creation,
•confirming the link between compensation and executive performance, and
•retaining executive talent.
After this review, the Committee concluded that it was appropriate to replace the Company’s PSU metric based on total shareholder return relative to a benchmark (“rTSR”) with a new metric: Adjusted Tangible Book Value Per Share Growth (“TBVPSG”). The HR&CC believes that growth in tangible book value is an effective measure of the value created by a management team and, considered over time, is one of the primary drivers of shareholder value. In addition, this measure encourages management to focus on intrinsic value creation, which ultimately benefits shareholders.
While the Committee believes that a focus on long-term intrinsic value is best aligned to long-term value creation, a key element of the Company’s compensation philosophy continues to be the alignment of compensation with shareholder experience. For this reason, the TBVPSG PSUs also include an rTSR modifier. More detail on these metrics is included below.
PSU Awards Granted in 2025
Two-thirds of the PSU awards granted to the NEOs in February 2025 were based on TBVPSG with an rTSR modifier and one-third was based on Three-Year Adjusted Return on Equity (“ROE”). These awards are subject to forfeiture and transfer restrictions until vesting on the date the HR&CC certifies the performance results (“Vesting Date”) in accordance with the award agreements. The number of PSU shares granted to each NEO in February 2025 (“Target Shares”) that will vest and be issued as Common Stock, if any, and the number of additional shares of Common Stock over the target amount that will vest on the Vesting Date (“Additional Shares”), if any, will be determined based on the applicable performance results for the performance period.
The HR&CC established the performance goals for each PSU award to encourage strong, focused performance. Given the economic and market conditions at the time the targets were set, the target payout levels were designed to be challenging but achievable with strong performance, while payouts at the maximum levels were designed to be stretch goals.
PSUs Based on TBVPSG with a Relative TSR Modifier
For PSUs based on TBVPSG, the determination of vesting will be based on the Company’s TBVPSG over a three-year performance period ending on December 31, 2027.
Adjusted Tangible Book Value Per Share Growth is calculated by measuring the growth in adjusted tangible book value from the start of the performance period to the end of the performance period. Adjusted tangible book value means total shareholder’s equity adjusted to exclude certain intangible assets and other adjustments. Additional detail on the calculation of this measure is provided below in the section Definitions Used in Kemper’s PSU Awards.
The number of Target Shares, if any, and the number of Additional Shares, if any, that vest as a result of satisfying the TBVPSG metric will be adjusted by a percentage factor determined with reference to Kemper’s rTSR percentile rank at the end of the performance period. If Kemper’s rTSR performance is equal to the 80th percentile or higher, NEOs will receive an additional 10% of Award Shares. If Kemper’s rTSR performance is below the 20th percentile, NEOs will receive 10% fewer Award Shares. If Kemper’s rTSR performance is between the 20th and 80th percentiles, the rTSR modifier will not apply and no adjustment will be made.
Kemper’s rTSR will be determined based on the Company’s total shareholder return (“TSR”) over a three-year performance period ending on December 31, 2027 relative to a peer group comprised of all companies in the S&P 1500 Composite Insurance Index (“PSU Peer Group”). In accordance with the award agreements, TSR is calculated based on the average of the closing stock prices for 20 consecutive trading days prior to the beginning and end of the performance period, and assumes all dividends issued over the performance period are reinvested. Additional detail on the calculation of this measure is provided below in the section Definitions Used in Kemper’s PSU Awards.

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PSUs Based on Three-Year Adjusted ROE
For PSUs based on Three-Year Adjusted ROE, the determination of vesting will be based on the Company’s Adjusted Return on Equity (“Adjusted ROE”) over a three year performance period ending on December 31, 2027. The award agreements provide for grants of Additional Shares to the award recipient if the Company’s Three-Year Adjusted ROE exceeds the “target” performance level of 8.5%. Additional detail on the calculation of this measure is provided below in the section Definitions Used in Kemper’s PSU Awards.
The number of Target Shares that will vest, if any, and the number of Additional Shares, if any, that will be granted, will be determined in accordance with the following table:

Three-Year Adjusted ROE (%)	Total PSUs to Vest and/or Shares to be Granted on Vesting Date as Percentage of Target Units (%)
10%	200%
8.5%	100%
7%	50%
Below 7%	0%
Definitions Used in Kemper’s PSU Awards

The applicable terms are calculated as set forth below. The definitions below reflect the adjustments to the Company’s performance metrics to account for the implementation of Accounting Standards Update No. 2018-12, “Targeted Improvements to the Accounting for Long-Duration Contracts and related amendments” (LDTI).
Three-Year Adjusted ROE - dividing the sum of Adjusted Net Income for each of the three years in the performance period by the sum of the Adjusted Average Shareholders’ Equity for each of the three years.
Adjusted Net Income - Net Income as reported in the Company’s financial statements for the respective year, adjusted to account for the after-tax impacts of the following items, to the extent the HR&CC deems them not indicative of the Company’s core operating performance:
•adjust the amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses and LAE (italicized terms defined below);
•adjust Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings (italicized terms as reported in the Company’s financial statements) to equal Expected Net Realized Gains on Sales of Investments and Expected Net Impairment Losses Recognized in Earnings (italicized terms defined below);
•significant unusual judgments or settlements in connection with the Company’s legal contingencies or benefit plans; and
•additional significant unusual or nonrecurring items.
Adjusted Average Shareholders’ Equity - the simple average of Total Shareholders’ Equity (as reported in the Company’s financial statements) for the beginning and end of year for each year in the performance period, adjusted to account for the after-tax impacts of the following items, to the extent the HR&CC deems them not indicative of the Company’s core operating performance:
•Unrealized Gains and Losses on Fixed Maturity Securities, and Changes in Discount Rate on Future Life Policyholder Benefits (italicized terms as reported in the Company’s financial statements as defined above and below); and
•the modifications made in calculating Adjusted Net Income.
Actual Catastrophe Losses and LAE - the actual Catastrophe Losses and associated Loss Adjustment Expenses, including catastrophe reserve development, as reported in the Company’s management reports for the relevant time period.

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Expected Catastrophe Losses and LAE, Expected Net Realized Gains on Sales of Investments, and Expected Net Impairment Losses Recognized in Earnings - the amounts specified in the Company’s management reports as “Planned” or “Expected” for, respectively, (a) Catastrophe Losses and associated Loss Adjustment Expenses, including catastrophe reserve development, (b) Net Realized Gains on Sales of Investments, and (c) Net Impairment Losses Recognized in Earnings.
Changes in Discount Rate on Future Life Policyholder Benefits - the Shareholders’ Equity impact of Changes in Discount Rate on Future Life Policyholder Benefits as reported in the Company’s management reports.
“Adjusted TBV” means the Total Shareholders’ Equity as reported in the Company’s financial statements at a respective date, adjusted to exclude the after-tax impacts of the following items, in each case as reflected in the Company’s financial statements or management reports, as applicable:
•Net Unrealized Gains and Losses on Fixed Maturity Securities;
•Changes in Discount Rate on Future Life Policyholder Benefits;
•Total Intangible Assets; and
•Total Goodwill Balance.
“Beginning Adjusted TBV” means the Adjusted TBV at the start date of the performance period.
“Beginning Adjusted TBV Per Share” means the Beginning Adjusted TBV divided by the total number of shares of the Common Stock issued and outstanding as of the start date of the performance period.
“Ending Adjusted TBV” means the Adjusted TBV at the End Date, adjusted for the after-tax impact of the following items, calculated on a cumulative basis over the performance period:
•Adjust for dilution from repurchase of shares of the Common Stock; and
•Adjust for the impact of Acquisition Dilution; and
•The following adjustments to Net Income (Loss) over the performance period:
•Adjust the amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses and LAE;
•Adjust Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings to equal Expected Net Realized Gains on Sales of Investments and Expected Net Impairment Losses Recognized in Earnings;
•Adjust Change in Fair Value of Equities and Convertible Securities to equal Expected Change in Fair Value of Equities and Convertible Securities;
•Increase by acquisition and disposition related transaction, integration, restructuring and other costs;
•Increase by costs associated with debt extinguishment, pension settlement or similar charges;
•Exclude the impact of “Non-Core Operations” as identified in the Company’s financial statements;
•Increase by amortization and impairment of Total Intangible Assets;
•Adjust for significant unusual judgments or settlements in connection with the Company’s legal contingencies or benefit plans; and
•Adjust for additional significant unusual or nonrecurring items as permitted by the Plan.
“Ending Adjusted TBV Per Share” means the Ending Adjusted TBV divided by the number of shares of the Common Stock issued and outstanding as of the End Date increased by the total number of Common Shares, if any, repurchased during the performance period.
“TBVPSG” means the Company’s growth in Adjusted Tangible Book Value Per Share over the performance period calculated in accordance with the following formula and expressed in dollars:
Ending Adjusted TBV Per Share + Three-Year Cumulative Dividends Paid Per Share - Beginning Adjusted TBV Per Share
“Three-Year Cumulative Dividends Paid Per Share” means the total amount of dividends per share paid to shareholders of Common Stock during the performance period.

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Executive Compensation
Additional Information Relating to PSU Awards
Where performance falls between the levels referred to above, the number of shares that will vest and be issued as Common Stock or be forfeited, and the number of Additional Shares, if any, that will be granted on the Vesting Date will be determined by straight-line interpolation from the percentages specified in the table. Any Target Shares that do not vest in accordance with the tables above will be forfeited. Under the terms of the applicable 2025 PSU award agreements, Target Shares of PSUs accrue dividend equivalents during the vesting period on the same basis as dividends paid to holders of outstanding shares of Common Stock, but are paid out after vesting only on the total number of shares actually earned.
Annual Grant of RSUs in 2025
Since 2023, RSU grants to the NEOs have been a part of Kemper’s executive compensation program. The HR&CC believes that it is important, for retention purposes, to have a portion of long-term incentives that are not tied to the achievement of performance goals but are still at risk with the value fluctuating based on changes in shareholder value. The HR&CC believes that RSUs will assist us in attracting and retaining talented executives. RSUs granted in 2025 will vest in one-third increments, subject to the NEO’s continued employment through the applicable vesting date.
2025 Executive Retention Awards
In light of the significant leadership changes that occurred during 2025, the HR&CC determined that it would be appropriate to address retention concerns for the remaining members of executive leadership. Working with FW Cook, its independent consultant, the Committee made retention awards of time-based RSUs to each of the Company’s executive officers. These retention awards will vest in two equal annual installments on the first two anniversaries of the grant date in order to support continuity of management during the leadership transition. The terms of these awards do not incorporate any provisions for retirement vesting. The award made to Mr. Evans reflects his service as the Company’s Interim CEO. The table below shows the retention awards made to the participating NEOs, which are reflected in the 2025 Summary Compensation Table found on page 50:

NEO	2025 Retention Award ($)
C. Thomas Evans, Jr.	1,000,000
Bradley T. Camden	775,000
John M. Boschelli	675,000
Matthew A. Hunton	775,000
Laura A. Rock	575,000
2023 PSU Awards Paid Out at 19% of Target
Each of our NEOs received PSU awards in 2023, two-thirds of which were based on rTSR and one-third of which were based on Three-Year Adjusted ROE.
For the rTSR PSUs for the 2023-2025 Performance Period, the Company’s performance failed to meet the minimum threshold for funding. Accordingly, the rTSR PSUs were forfeited and resulted in no payment to the executive leadership team.
For the performance cycle that concluded at the end of 2025, the Company achieved a Three-Year Adjusted ROE of 6.2%, which met the minimum threshold of 6.0% for funding the Three-Year Adjusted ROE PSUs. As a result, on the vesting date, January 31, 2026, 58% of the Adjusted ROE PSU Target Shares vested; this resulted in a 19% payout of the value of the Target Shares associated with these PSU awards.

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Executive Compensation
Under the terms of the Adjusted ROE awards made in 2023, payouts were determined based on the following levels:

Three-Year Adjusted ROE (%) 2023-2025	Total PSUs to Vest and/or Shares to be Granted on Vesting Date as Percentage of Target Units (%)
9.0	200%
7.5	100%
6.0	50%
Below 6.0	0%
As a result of achieving a 6.2% Adjusted ROE, the NEOs received the following number of shares: Evans (1,777); Camden (1,452); Boschelli (2,221); Hunton (1,876). Because each was eligible for retirement vesting of equity awards at the time of separation, Mr. Lacher and Mr. Sanders received 12,961 and 2,666 shares, respectively.
For additional detail on the calculation of Three-Year Adjusted ROE, please see Appendix A-2.
2024 Performance Retention Awards
In early 2024, Kemper made a special retention award to the NEOs (other than the then-serving CEO) in the form of performance-based RSUs. The HR&CC believed this was the best means to retain and engage management during the turnaround period. The awards included two different financial metrics that required Kemper to achieve strong profitability and top-line growth, being measured at one and two years following the grant. Assuming both performance metrics were achieved, shares would vest over three years. As disclosed in last year’s proxy statement, the first performance hurdle was achieved and one-third of the shares vested in 2025. The second performance hurdle, relating to number of policies in-force for Kemper Auto, was measured at the end of 2025 and it was not met. Therefore, the second two-thirds of the shares were forfeited.
Management Transition - Compensation Arrangements
As noted above, in 2025, Mr. Lacher, former President and CEO, and Mr. Sanders, former Executive Vice President and Chief Claims Officer, P&C, each separated from the Company. Each ceased to serve as executive officers of the Company but continued to serve in an advisory role until December 31, 2025. Please see below for a description of 2025 compensation that was approved for Mr. Lacher and Mr. Sanders prior to their separation from the Company.
Base Salary
For 2025, Mr. Lacher’s annual base salary was $1,100,000 and Mr. Sanders’ annual base salary was $600,000, each of which was unchanged from the prior year.
2025 Short-Term Incentive Plan
For 2025, the STI Plan target for Mr. Lacher was 160% of his annual base salary. The weightings of performance metrics under the STI Plan for Mr. Lacher were as follows: 50% for Adjusted Operating Income, 30% for Distributable Cash Flow, and 20% for qualitative factors. In the Separation and Release Agreement entered into with Mr. Lacher, the Company agreed to pay Mr. Lacher an amount under the STI Plan determined after consideration of actual achievement with respect to the applicable financial goals and target achievement of the applicable strategic goals, which was $1,760,000. This was equal to Mr. Lacher’s STI Plan target. Payment of this amount was made at the same time as payments to other NEOs under the STI Plan.
For 2025, the STI Plan target for Mr. Sanders was 125% of his annual base salary. The weightings of performance metrics under the STI Plan for Mr. Sanders were as follows: 45% for Adjusted Operating Income, 25% for Distributable Cash Flow, and 30% for qualitative factors. In the Separation and Release Agreement entered into with Mr. Sanders, the Company agreed to pay Mr. Sanders an amount calculated in accordance with the STI Plan, taking into account the actual results under the STI Plan’s performance metrics and the individual factors associated with Mr. Sanders’ performance in 2025. Following the determination in early February 2026 by the HR&CC, an STI Plan payout of $535,000 was made to Mr. Sanders, which equaled 71% of his STI Plan target.

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Executive Compensation
Equity-Based Compensation Awards for 2025
In February 2025, the HR&CC approved an equity award for Mr. Lacher with a total grant date fair value of $5.4 million, of which $3.0 million was in the form of PSUs, $1.0 million was in the form of RSUs and $1.4 million was in the form of stock options.
In February 2025, the HR&CC approved an equity award for Mr. Sanders with a total grant date fair value of $1.4 million, of which $0.77 million was in the form of PSUs, $0.27 million was in the form of RSUs and $0.35 million was in the form of stock options.
Mr. Lacher’s and Mr. Sanders’ 2025 equity awards were determined by the HR&CC, with input from the Chairman in the case of Mr. Lacher and Mr. Lacher in the case of Mr. Sanders, input from FW Cook, the Committee’s consultant, based on, among other factors, their overall performance in 2024, their performance on the 2024 non-financial objectives approved by the Board, and total compensation for comparable executives within the Company’s peer group.
Other Features of the Equity-Based Compensation Program
Equity-Based Compensation Granting Process
The HR&CC follows an established process for the review, approval and timing of annual grants of equity-based compensation for all eligible employees of the Company, including its executive officers. In making annual grant recommendations to the HR&CC, the CEO follows an established process, with the exception of off-cycle grants made in connection with key new hire, promotion or retention awards which may be made with HR&CC approval or under the CEO’s delegated authority, as described in the next section. The Company’s executive officers play no role in the timing of option or other grants except with regard to such new hire, promotion or retention awards, the timing of which is driven by the circumstances of the underlying event. Additional information relating to grants of options (and corresponding SARs) can be found under the heading Policies and Practices Related to the Grant of Certain Equity Awards, found on page 58.
The Company provides administration of the Company’s equity-based compensation plans. Following HR&CC approval, the Company delivers award agreements for acceptance by the recipients. All forms of equity-based compensation award agreements are approved by the HR&CC in advance of their initial use.
Delegated Authority
As previously noted, the HR&CC has delegated authority to the CEO to grant a limited number of shares under the Omnibus Plan in connection with new hire, promotion and retention awards to employees other than executive officers. The exercise price of each stock option award granted under the delegated authority is the closing price of a share of Common Stock on the grant date. The HR&CC is regularly informed about the awards granted pursuant to the delegated authority and periodically replenishes the share pool used in this program from the pool of shares available in the shareholder-approved Omnibus Plan.
Other Compensation Elements
To attract, retain, and motivate highly talented executives and other employees, we provide an array of benefits to our employees, including those listed below:
•Health insurance including medical, dental, vision and prescription drug coverage
•Life and disability insurance
•Tax-advantaged Flexible Spending Accounts for health care and dependent care
•Health Savings Accounts for the High-Deductible Health Plan, including a company match
•401(k) retirement savings program, including a Company match and 100% vesting upon hire
•Employee Stock Purchase Program (ESPP)
•Employee Assistance & Work/Life Program (EAP)
•Tuition reimbursement
•Adoption assistance
•Employee discount programs

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Executive Compensation
•Voluntary benefit programs
•Leave and time off programs
•Flexible work arrangements based on function and role
•Wellness resources, including diabetes, hypertension, weight management and pregnancy support
•Commuter benefits
•Benefits navigation
Employee Welfare Benefit and Retirement Plans
The NEOs are eligible for the following plans:
•Employee welfare benefits under plans generally available to all full-time salaried employees and which do not discriminate in scope, terms or operation in favor of executive officers;
•Deferred Compensation Plan, which allows the NEOs to elect to defer a portion of their salaries and cash incentives. Information about the Deferred Compensation Plan in general, and more specific information about NEO participation in the plan, is provided in the Nonqualified Deferred Compensation section beginning on page 60; and
•Voluntary participation in the Company’s 401(k) Retirement Plan that includes a Company matching contribution feature offered to all full-time salaried employees, including executive officers, meeting eligibility requirements.
Additional information about the Company’s retirement plans and NEO participation is provided in the Retirement Plans section beginning on page 58.
Post-Employment Compensation
Change in control benefits applicable to the NEOs are described in more detail below under the section entitled Potential Payments Upon Termination or Change in Control beginning on page 61. These benefits are provided under individual severance agreements with the NEOs and to other grant recipients through provisions included in applicable equity award agreements under the Omnibus Plan (or a prior plan). The NEOs are not entitled to other post-termination benefits except pursuant to the standard provisions of any of the plans discussed above or as may be provided for in individual separation agreements.
From time to time, the HR&CC may approve arrangements with departing executive officers. In 2025, the HR&CC approved and the Company entered into separation and release agreements with Mr. Lacher, who was terminated without cause and ceased to serve as the Company’s President and Chief Executive Officer in October 2025, and Mr. Sanders, who was terminated without cause and ceased to serve as the Company’s Executive Vice President and Chief Claims Officer, P&C in October 2025. In determining the terms of these separations, the HR&CC considered the input of FW Cook, its independent compensation consultant, and the additional benefits to Kemper provided by the restrictive covenants agreed to by the departing executives.
The agreement with Mr. Lacher provides that, in consideration for his compliance with the obligations contained in the agreement, including a general waiver and release of claims, Mr. Lacher is entitled to a cash severance benefit equal to twice the sum of his annual base salary plus his target STI plan payout, or $5,720,000, continued eligibility for the 2025 STI Plan, a lump sum payment equal to the employer portion of 24 months of healthcare coverage, and up to 12 months of outplacement services. In addition, because Mr. Lacher will satisfy the requirements for retirement vesting under certain of his outstanding equity awards, in accordance with the terms of such equity award agreements, such equity awards will remain outstanding and continue to vest in accordance with their terms, subject to the terms of such award agreements, including Mr. Lacher’s compliance with the restrictive covenants included in such award agreements.
The agreement with Mr. Sanders provides that, in consideration for his compliance with the obligations contained in the agreement, including a general waiver and release of claims, Mr. Sanders is entitled to a cash severance benefit equal to $2,025,000, continued eligibility for the 2025 STI Plan, reimbursement for the employer portion of continued healthcare coverage for 18 months, and financial planning services for 12 months. In addition, because Mr. Sanders will satisfy the requirements for retirement vesting under certain of his outstanding equity awards, in accordance with the terms of such equity award agreements, such equity awards will remain outstanding and continue to vest in accordance with their terms, subject to the terms of such award agreements, including Mr. Sanders’ compliance with the restrictive covenants included in such award agreements.

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Executive Compensation
Perquisites
The NEOs receive a limited number of perquisites, which are primarily intended to increase executive productivity and limit personal risk. Perquisites may include, as applicable, financial planning services, comprehensive annual physical examinations, airline lounge access, paid membership to a club, personal umbrella liability policy, identity theft protection policy, $250,000 supplemental death benefit associated with a Corporate Owned Life Insurance (“COLI”) policy. NEOs may also have incidental personal use of cell phones, computer equipment, and other resources provided primarily for business purposes. During Mr. Lacher’s tenure, the Board approved limited personal use of the Company’s aircraft to attend board meetings of an outside non-profit organization for which he serves as a director, along with reimbursement of his related expenses. Currently, no employees are authorized to use the aircraft at the Company’s expense for personal use.
Policies Related to Stock Ownership
Stock Ownership Policy
The HR&CC believes equity-based compensation awards to the executive officers, along with their retention of the acquired shares, further align their interests with those of the Company’s shareholders. The Company’s Stock Ownership Policy provides minimum ownership requirements for its executive officers. The value of the minimum stock ownership level for the Company’s CEO (not applicable to the Interim CEO) is five times his annual base salary, while the minimum level value for the other NEOs is two times their annual base salaries. In calculating ownership for purposes of the policy, time-based RSUs are included but not stock options or performance-based awards. Executive officers are expected to make continuous progress on attaining their minimum ownership level and are subject to a retention ratio requiring them to hold a percentage of net shares received from equity awards until the minimum level is attained. The retention ratio is 75% for the CEO and 50% for the other executive officers.
Also pursuant to the Stock Ownership Policy, each equity-based compensation award agreement for a grant to an executive officer imposes a holding period of one year for shares of Common Stock acquired in connection with the exercise of stock options or the vesting of other types of equity-based compensation awards, with the exception of shares sold, tendered or withheld to pay the exercise price or settle tax liabilities in connection with such exercise or vesting. This one-year holding requirement further aligns the interests of executive officers with the interests of the shareholders and continues the at-risk nature of the compensation program for at least another full year.
The HR&CC monitors compliance with the Stock Ownership Policy. As of December 31, 2025, each NEO either exceeded the minimum level required under the policy or was subject to the retention ratio requirement. The amount of Common Stock beneficially owned by each NEO as of the Record Date is disclosed in the table under the Beneficial Ownership of Common Stock section beginning on page 72.
Hedging & Pledging Prohibition
Directors and all employees who receive equity awards are prohibited from hedging, pledging or otherwise encumbering shares of the Company’s Common Stock. Prohibited hedging instruments include, but are not limited to, prepaid variable forward contracts, equity swaps, put and call options, collars and exchange funds. Prohibited pledging arrangements involve providing Kemper securities as security, whether under a broker margin account, bank loan, line of credit or other financing arrangement.
Clawback Policy
Kemper has adopted a clawback policy providing for recoupment of incentive compensation in certain circumstances in the event of a restatement of financial results by Kemper. This policy implements the provisions of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. The terms of the policy are incorporated into the award agreements entered into by executive officers in connection with the grants of the relevant equity awards.

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Executive Compensation
Executive Compensation Process
Role of the Human Resources & Compensation Committee
The HR&CC is responsible for determining the compensation of Kemper’s Chief Executive Officer and each of the Company’s other executive officers. The HR&CC has authority to retain outside advisors to assist the Committee in its evaluation of executive compensation, and to approve the fees and other terms of retention of such advisors.
The HR&CC performs an annual review of the Company’s executive compensation policies, practices and programs, and of the compensation provided to the Company’s executive officers and directors. Annual reviews have historically commenced at the HR&CC meeting held in the last quarter of each year, with compensation determinations for the Company’s executive officers approved in the first quarter of the following year.
In setting the compensation of the CEO, the Committee takes into consideration its assessment of the CEO’s performance, as well as feedback from other non-management members of the Board. In setting the compensation of our other executive officers, the Committee takes into account the CEO’s review of each executive officer’s performance and any recommendations with respect to their compensation. HR&CC’s responsibilities regarding executive compensation are further described in the Corporate Governance section of this proxy statement.
Role of Our Independent Compensation Consultant
The HR&CC engaged Frederic W. Cook & Co., Inc. (“FW Cook”) as its independent compensation consultant for 2025. In this role, FW Cook assists the Committee with its executive and non-employee director compensation review and oversight, and for such additional services as are requested by the HR&CC.
FW Cook provided the Committee with comparison data based on comparable companies in the insurance industry, as well as general compensation comparison data for the executive officers, data and practices with respect to non-employee director compensation, advice on current trends and developments related to executive compensation, and advice on other executive and director compensation matters that arose in the ordinary course. The involvement of FW Cook in the 2025 executive compensation decision-making process is described in more detail below under the heading Compensation Competitive Analysis. The HR&CC considers FW Cook’s independence on an annual basis and, for 2025, the HR&CC concluded that no factors existed that presented any independence issues or conflicts of interest under applicable rules of the NYSE or SEC.
Compensation Competitive Analysis
As part of its executive compensation review for 2025, the HR&CC considered an analysis provided by FW Cook comparing the compensation components of salary, annual incentives, long-term incentives, and total compensation of the Company’s CEO and other executive officers relative to pay programs of a selected peer group (“Peer Group”). Where possible, each executive position was compared to industry data using functional counterparts or executives with similar roles at the peer companies, as well as compensation data disclosed in proxy statements filed in 2025.
The 2025 Peer Group consisted of 19 publicly-traded companies in the insurance industry with profiles similar to the Company’s based on information disclosed in their annual reports and proxy statements. The Peer Group companies generally had a majority of operations in the property and casualty insurance industry, and variations in their revenues, assets and market capitalization versus the Company were considered when the group was selected. For the 2025 Peer Group, two companies were added (Root and Safety Insurance Group) and two companies were removed (American Equity and First American) from the prior year peer group. Root and Safety were added because of the similarities between their businesses and the Company’s. American Equity was removed after its acquisition and First American was removed because of the differences between its primary businesses and the Company’s.

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Executive Compensation
The following companies were included in the Peer Group for 2025:

American Financial	Lincoln National

Assurant	Markel

Cincinnati Financial	Mercury General

CNA Financial	ProAssurance

CNO Financial Group	RLI

Erie Indemnity	Root

Globe Life	Safety Insurance Group

The Hanover	Selective

Hartford Financial	W.R. Berkeley Corporation

Horace Mann Educators

FW Cook also compared Kemper’s executive compensation levels based on total direct compensation consisting of base salary, target STI Plan payouts, and LTI Plan grant guidelines against additional market references, including published survey data from similarly sized companies in the broader insurance industry. In addition, general, financial services, and insurance industry data from FW Cook, Willis Towers Watson, Mercer and Aon executive pay surveys were evaluated for reasonableness after being scoped to the Company’s projected revenue and other considerations. The HR&CC did not consider the individual companies included in these additional market references for the CEO and does not believe their identification to be material with respect to the compensation of the other NEOs.
The HR&CC used the comparison data to assess the reasonableness of the compensation paid to the Company’s executive officers. In evaluating the market data, the HR&CC did not follow a rigid process, establish specific pay objectives in evaluating the market data (such as, for example, targeting different elements of compensation at the median), or use the data as part of specific formulas when making compensation determinations for these executives. Instead, the HR&CC considered this analysis as a means of identifying any outliers and determining whether the levels of compensation provided to the CEO and other executive officers were within appropriate ranges relative to comparable companies.
The market data were also subjectively considered by the HR&CC as an additional point of reference in its deliberations on compensation levels for these executives, along with other factors such as Company and business unit performance, individual performance, and the Company’s compensation philosophy and objectives.

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Executive Compensation
Compensation Tables 2025
Summary Compensation Table
The following table shows compensation for fiscal years 2025 and 2024 and, to the extent required by SEC compensation disclosure rules, fiscal year 2023 for the NEOs serving during the year ended December 31, 2025, which include the Company’s Interim Chief Executive Officer, Chief Financial Officer and the three other most highly-compensated executive officers. In addition, information for the former chief executive officer and a former executive officer is shown.

2025 Summary Compensation Table

Name and Principal Position(1)	Year	Salary ($)(2)	Bonus ($)(3)	Stock Awards ($)(4)	Option Awards ($)(4)	Non-Equity Incentive Plan Compensation ($)(5)	Change in Pension Value and Nonqualified Deferred Compensation Earnings ($)(6)	All Other Compensation ($)(7)	Total ($)
C. Thomas Evans, Jr., Interim Chief Executive Officer, Secretary and General Counsel	2025	561,154	—	1,733,978	248,626	395,000	93,938	58,110	3,090,806
	2024
	2023
Bradley T. Camden Executive Vice President and Chief Financial Officer	2025	575,000	—	1,774,718	338,631	580,000	—	34,341	3,302,690
	2024	558,846	—	2,312,203	336,728	1,400,000	—	23,974	4,631,751
	2023	425,000	600,000	730,526	96,629	—	—	17,767	1,869,922
John M. Boschelli, Executive Vice President and Chief Investment Officer	2025	500,000	—	1,544,227	294,417	480,000	—	51,673	2,870,317
	2024	500,000	—	2,167,152	292,824	1,100,000	31,885	42,046	4,133,907
	2023	500,000	—	979,372	291,570	550,000	110,755	35,427	2,467,124
Matthew A. Hunton, Executive Vice President and President, Kemper Auto	2025	575,000	—	1,774,718	338,631	555,000	—	49,435	3,292,784
	2024	566,923	—	2,512,202	336,728	1,400,000	—	35,652	4,851,505
	2023	500,000	—	827,029	246,213	650,000	—	34,777	2,258,019
Laura A. Rock, Executive Vice President, Chief Human Resources Officer	2025	500,000	—	1,308,977	248,626	375,000	—	47,575	2,480,178

Joseph P. Lacher, Jr., Former President and Chief Executive Officer	2025	1,100,000	—	4,055,811	1,373,886	1,760,000	—	106,238	8,395,935
	2024	1,091,154	—	5,372,492	1,626,714	3,256,000	—	110,240	11,456,600
	2023	1,000,000	—	4,399,946	1,700,766	1,360,000	—	73,934	8,534,646
Duane A. Sanders, Former Executive Vice President, Chief Claims Officer, P&C	2025	600,000	—	1,042,919	353,291	535,000	—	43,252	2,574,462
	2024	600,000	—	2,560,535	351,381	1,000,000	—	36,901	4,548,817
	2023	600,000	—	1,175,170	349,883	650,000	—	35,377	2,810,430
(1)Amounts for each officer are shown only for years in which the individual served as an NEO.
(2)These amounts represent salary earned for each of the years an individual was an NEO. As a result, for any year in which an individual officer’s salary was increased or decreased, a portion of the amount of salary shown for such year was earned at the rate in effect prior to the adjustment. Mr. Evans’ salary was increased from $500,000 to $800,000 effective on October 15, 2025.
(3)For Mr. Camden, this amount reflects his 2023 bonus paid in 2024 since he was not a participant in Kemper’s executive annual short-term incentive plan for the 2023 performance year.

50

Executive Compensation
(4)These amounts represent the aggregate grant date fair values of the equity awards (stock options, RSUs and PSUs) for the designated NEOs pursuant to the Amended and Restated 2023 Omnibus Plan, or any prior plan (the “Omnibus Plan”). The Black-Scholes option pricing model was used to estimate the fair value of each option (including its tandem SAR) on the grant date. The RSUs and PSUs based on Adjusted ROE were valued using the closing price of a share of Common Stock on the grant date. The PSUs based on TBVPSG, the grant date fair values were estimated using a Monte Carlo simulation method. For a discussion of valuation assumptions, see Note 21, “Long-term Equity-based Compensation,” to the consolidated financial statements included in the Company’s 2025 Annual Report. These equity awards are subject to forfeiture and transfer restrictions until they vest in accordance with their respective grant agreements. If achievement of the performance conditions at the maximum performance level is assumed, the aggregate number and market value of the payouts of PSUs would be as follows under awards granted in 2025 to each NEO:

Name	Number of Shares at Target Level (# of Shares)	Closing Stock Price on Grant Date ($ per share)	Estimated Payout in Shares if Maximum Performance Level Achieved (# of Shares)	Estimated Value of Payout if Maximum Performance Level Achieved ($)
C. Thomas Evans, Jr.	8,637	66.00	18,425	1,216,050
Bradley T. Camden	11,764	66.00	25,096	1,656,336
John M. Boschelli	10,228	66.00	21,819	1,440,054
Matthew A. Hunton	11,764	66.00	25,096	1,656,336
Laura A. Rock	8,637	66.00	18,425	1,216,050
Joseph P. Lacher, Jr.	47,728	66.00	101,819	6,720,054
Duane A. Sanders	12,273	66.00	26,182	1,728,012
(5)These amounts were earned under the Company’s annual cash incentive programs in effect during the applicable year. For 2025, amounts shown were earned under the Company’s STI Plan (and paid in 2026).
(6)Reflects the aggregate change in actuarial present value for Mr. Evans and Mr. Boschelli under the Company’s nonqualified supplemental defined benefit pension plan (“Pension SERP”) as of December 31, 2025 from the end of the prior calendar year. For 2025, no amount is shown for Mr. Boschelli because the change in actuarial present value was negative ($35,203). Mr. Boschelli’s 2023 change in pension value represents the difference in the lump sum paid in 2023 in connection with the termination of the Pension Plan and the pension value at the end of fiscal 2022. The Pension SERP amount increased from $529,596 to $578,133 from 2022 to 2023. No amounts are shown for the other NEOs because they were not eligible to participate in these plans due to their hire dates with the Company. The other NEOs instead became participants in the retirement portion of the Company’s 401(k) Retirement Plan and a nonqualified supplemental defined contribution plan (“Retirement SERP”) after meeting initial eligibility requirements, as did Mr. Boschelli after the Pension Plan and Pension SERP were frozen as of June 30, 2016. The retirement portion of the 401(k) Retirement Plan and the Retirement SERP were discontinued as of January 1, 2019. For more information on these plans, see the narrative captioned Retirement Plans beginning on page 58.
(7)The amounts shown for 2025 for each NEO include perquisites and additional compensation of the types indicated in the following table:

Name	Perquisites and Other Personal Benefits ($)(a)	Company Contributions to Defined Contribution Plans ($)
C. Thomas Evans, Jr.	40,610	17,500
Bradley T. Camden	16,841	17,500
John M. Boschelli	34,173	17,500
Matthew A. Hunton	31,935	17,500
Laura A. Rock	30,075	17,500
Joseph P. Lacher, Jr.	88,738	17,500
Duane A. Sanders	25,752	17,500
(a)The amounts in this column include the following costs for each NEO: an umbrella policy and an identity theft protection policy; for Evans, Boschelli, Hunton, Rock, Lacher and Sanders financial planning services; and for Evans, Camden, Boschelli, Hunton and Rock an annual executive physical; for Messrs. Boschelli, Lacher and Sanders the annual access fees to commercial airline airport lounges. For Mr. Evans and Mr. Lacher, the value also includes dues and associated expenses for a private club. For Mr. Lacher, the value includes the incremental costs for his use of the Company aircraft and reimbursement of travel expenses to attend board meetings of an outside non-profit organization for which he serves as a director ($53,035).

2026 PROXY STATEMENT	51

Executive Compensation
Grants of Plan-Based Awards
PSU Awards
The PSUs awarded to the NEOs in 2025 are subject to forfeiture and transfer restrictions until their vesting date following the three-year performance period in accordance with the terms of the award agreements. Determination of the number of shares of Common Stock that will vest or be forfeited, and of any Additional Shares that will be granted, will be based, for two-thirds of the PSUs, on the Company’s TBVPSG, subject to the rTSR multiplier, and for the other one-third of the PSUs, on the Company’s Three-Year Adjusted ROE. Each is based on a three-year performance period as described in more detail above in the Compensation Discussion and Analysis section under the heading PSU Awards Granted in 2025 beginning on page 40.
Stock Options
The stock options awarded to the NEOs in 2025 are nonqualified options for federal income tax purposes, have an exercise price equal to the closing price of a share of Common Stock on the grant date, and expire on the 10th anniversary of the grant date. The stock options include tandem SARs and become exercisable in three equal, annual installments beginning on the one-year anniversary of the grant date. References to stock options in this Proxy Statement generally include tandem SARs.
RSU Awards
The RSU awards granted to the NEOs in 2025 as a part of the executive compensation program will vest in one-third increments starting on or around the first anniversary of the grant date. The RSU retention awards granted to then-current executive officers in October 2025 will vest in one-half increments starting on the first anniversary of the grant date.
The following table shows each grant to the NEOs for 2025 under the Company plans as described above:

Grants of Plan-Based Awards in 2025

Name	Grant Date(1)	Award Type		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Securities Underlying Stock Awards (#)	All Other Option Awards: Number of Securities Underlying Options (#)(6)	Exercise or Base Price of Option Awards ($/Sh)(7)	Grant Date Fair Value of Stock and Option Awards ($)(8)
				Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
C. Thomas Evans, Jr.	2/4/2025	Stock Options									11,516	66.00	248,626
	2/4/2025	PSU					2,591	5,758	12,667				365,921
	2/4/2025	PSU					1,439	2,879	5,758				178,009
	2/4/2025	RSU	(4)							2,879			190,014
	12/1/2025	RSU	(5)							24,589			1,000,035
		Annual Incentive		151,500	505,000	1,010,000
Bradley T. Camden	2/4/2025	Stock Options									15,685	66.00	338,631
	2/4/2025	PSU					3,529	7,843	17,254				498,423
	2/4/2025	PSU					1,960	3,921	7,842				242,435
	2/4/2025	RSU	(4)							3,922			258,852
	12/1/2025	RSU	(5)							19,056			775,008
		Annual Incentive		251,563	718,750	1,437,500
John M. Boschelli	2/4/2025	Stock Options									13,637	66.00	294,417
	2/4/2025	PSU					3,068	6,819	15,001				433,347
	2/4/2025	PSU					1,704	3,409	6,818				210,778
	2/4/2025	RSU	(4)							3,410			225,060
	12/1/2025	RSU	(5)							16,598			675,041
		Annual Incentive		218,750	625,000	1,250,000
Matthew A. Hunton	2/4/2025	Stock Options									15,685	66.00	338,631
	2/4/2025	PSU					3,529	7,843	17,254				498,423
	2/4/2025	PSU					1,960	3,921	7,842				242,435
	2/4/2025	RSU	(4)							3,922			258,852
	12/1/2025	RSU	(5)							19,056			775,008
		Annual Incentive		251,563	718,750	1,437,500

52

Executive Compensation

Grants of Plan-Based Awards in 2025

Name	Grant Date(1)	Award Type		Estimated Possible Payouts Under Non-Equity Incentive Plan Awards(2)			Estimated Future Payouts Under Equity Incentive Plan Awards(3)			All Other Stock Awards: Number of Securities Underlying Stock Awards (#)	All Other Option Awards: Number of Securities Underlying Options (#)(6)	Exercise or Base Price of Option Awards ($/Sh)(7)	Grant Date Fair Value of Stock and Option Awards ($)(8)
Name	Grant Date(1)	Award Type		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)	All Other Stock Awards: Number of Securities Underlying Stock Awards (#)	All Other Option Awards: Number of Securities Underlying Options (#)(6)	Exercise or Base Price of Option Awards ($/Sh)(7)	Grant Date Fair Value of Stock and Option Awards ($)(8)
Laura A. Rock	2/4/2025	Stock Options									11,516	66.00	248,626
	2/4/2025	PSU					2,591	5,758	12,667				365,921
	2/4/2025	PSU					1,439	2,879	5,758				178,009
	2/4/2025	RSU	(4)							2,879			190,014
	12/1/2025	RSU	(5)							14,139			575,033
		Annual Incentive		135,000	450,000	900,000
Joseph P. Lacher, Jr.	2/4/2025	Stock Options									63,637	66.00	1,373,886
	2/4/2025	PSU					14,318	31,819	70,001				2,022,097
	2/4/2025	PSU					7,954	15,909	31,818				983,653
	2/4/2025	RSU	(4)							15,910			1,050,060
		Annual Incentive		704,000	1,760,000	3,520,000
Duane A. Sanders	2/4/2025	Stock Options									16,364	66.00	353,291
	2/4/2025	PSU					3,681	8,182	18,000				519,966
	2/4/2025	PSU					2,045	4,091	8,182				252,947
	2/4/2025	RSU	(4)							4,091			270,006
		Annual Incentive		262,500	750,000	1,500,000
(1)The grant date is generally the date of approval for awards shown in the table.
(2)These columns reflect the range contemplated under the 2025 STI Plan. The amount shown in the “Target” column for each award represents 100% achievement of an executive’s target award. The “Threshold” level represents the minimum level of financial performance that must be met before any payout may occur, and the amount shown in the “Threshold” column is 50% of the “Target” payout amount for the two Company qualitative performance metrics. The amount shown in the “Maximum” column is 200% of the “Target” payout amount. Individual award amounts may vary based on the HR&CC allocation of the performance pool. Further information about these awards is provided in the Compensation Discussion and Analysis section under the heading 2025 Short-Term Incentive Plan beginning on page 36.
(3)These columns show a range of payouts possible under the PSU awards granted in 2025 under the Omnibus Plan. The amount shown in the “Target” column for each award represents 100% of the PSUs granted, which equals the number of units that would vest if the “Target” performance level is achieved. The “Threshold” level is the minimum level of performance that must be met before any payout may occur, and the amount shown in the “Threshold” column is 45% of “Target” for PSUs related to TBVPSG and 50% of the “Target” payout amount for PSUs related to ROE. The amount shown in the “Maximum” column is 220% of “Target” for TBVPSG and 200% of the “Target” payout amount for PSUs related to ROE. Further information about these awards is provided in the Compensation Discussion and Analysis section under the heading PSU Awards Granted in 2025 beginning on page 40.
(4)Except as described in footnote 5 below, these are RSUs awarded to the NEOs, which are subject to forfeiture and transfer restrictions until their vesting date. RSUs will vest in one-third increments starting on or around the first anniversary of their grant date, subject to the NEOs’ continued employment through the vesting date or retirement eligibility.
(5)In support of management continuity considering the significant leadership changes during 2025, Evans, Camden, Boschelli, Hunton and Rock received one-time awards consisting of time-based RSUs that will vest in two equal annual installments on the first two anniversaries of the grant date.
(6)These are nonqualified stock options with tandem SARs granted under the Omnibus Plan, which become exercisable in three equal, annual installments beginning on or around the one-year anniversary of the grant date.
(7)The exercise price of the stock option awards is equal to the closing price of a share of Common Stock on the grant date.
(8)The amounts shown represent the aggregate grant date fair values of the 2025 stock option, RSU and PSU awards. For stock options, the grant date fair values were estimated based on the Black-Scholes option pricing model. The RSUs and PSUs based on Adjusted ROE were valued using the closing price of a share of Common Stock on the grant date. The PSUs based on TBVPSG, the grant date fair values were estimated using a Monte Carlo simulation method. For a discussion of valuation assumptions, see Note 21, “Long-term Equity-based Compensation,” to the consolidated financial statements included in the Company’s 2025 Annual Report.

2026 PROXY STATEMENT	53

Executive Compensation
Outstanding Equity Awards at 2025 Fiscal Year-End
The following table shows the unexercised stock option awards and PSU awards for each NEO granted under the Company’s Omnibus Plan and its predecessor plan that were outstanding as of December 31, 2025:

Outstanding Equity Awards at 2025 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)
C. Thomas Evans, Jr.	16,629			43.30	2/7/2027
	19,200			60.00	2/6/2028
	16,164			76.25	2/5/2029
	7,963			77.39	2/4/2030
	10,396			69.74	2/2/2031
	44,119			52.70	2/1/2032
	8,173	4,087	(1)	58.73	1/31/2033
	4,161	8,324	(2)	57.67	2/6/2034
	—	11,516	(3)	66.00	2/4/2035
									3,065	(4)	124,255
									1,777	(5)	72,040
									3,121	(6)	126,525
									4,712	(7)	191,024
									10,364	(8)	420,157
									1,900	(9)	77,026
						1,022	(10)	41,432
						2,082	(11)	84,404
						12,717	(12)	515,547
						2,879	(13)	116,715
						24,589	(14)	996,838
Bradley T. Camden	4,702	—		66.36	10/1/2030
	4,474	—		69.74	2/2/2031
	3,593	1,797	(1)	55.66	4/3/2033
	5,982	11,965	(2)	57.67	2/6/2034
	—	15,685	(3)	66.00	2/4/2035
									1,158	(4)	46,945
									671	(5)	27,202
									1,348	(4)	54,648
									781	(5)	31,662
									4,487	(6)	181,903
									6,775	(7)	274,659
									14,117	(8)	572,303
									2,587	(9)	104,877
						1,158	(10)	46,945
						2,992	(11)	121,296
						13,873	(12)	562,411
						3,922	(13)	158,998
						19,056	(14)	772,530

54

Executive Compensation

Outstanding Equity Awards at 2025 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)
John M. Boschelli	21,246	—		76.25	2/5/2029
	10,467	—		77.39	2/4/2030
	12,906	—		69.74	2/2/2031
	51,234	—		52.70	2/1/2032
	10,216	5,109	(1)	58.73	1/31/2033
	5,202	10,405	(2)	57.67	2/6/2034
	—	13,637	(3)	66.00	2/4/2035
									3,831	(4)	155,309
									2,221	(5)	90,039
									3,902	(6)	158,187
									5,890	(7)	238,781
									12,274	(8)	497,588
									2,249	(9)	91,174
						1,278	(10)	51,810
						2,602	(11)	105,485
						13,873	(12)	562,411
						3,410	(13)	138,241
						16,598	(14)	672,883
Matthew A. Hunton	1,658	—		84.46	6/3/2029
	7,578	—		84.46	6/3/2029
	4,962	—		77.39	2/4/2030
	4,589	—		69.74	2/2/2031
	8,627	4,314	(1)	58.73	1/31/2033
	5,982	11,965	(2)	57.67	2/6/2034
	—	15,685	(3)	66.00	2/4/2035
									3,235	(4)	131,147
									1,876	(5)	76,053
									4,487	(6)	181,903
									6,775	(7)	274,659
									14,117	(8)	572,303
									2,587	(9)	104,877
						1,079	(10)	43,743
						2,992	(11)	121,296
						16,185	(12)	656,140
						3,922	(13)	158,998
						19,056	(14)	772,530
Laura A. Rock	4,307	8,614	(2)	63.64	10/18/2034
	—	11,516	(3)	66.00	2/4/2035
									3,230	(6)	130,944
									4,877	(7)	197,714
									10,364	(8)	420,157
									1,900	(9)	77,026
						4,081	(15)	165,444
						2,154	(16)	87,323
						5,668	(12)	229,781
						2,879	(13)	116,715
						14,139	(14)	573,195

2026 PROXY STATEMENT	55

Executive Compensation

Outstanding Equity Awards at 2025 Fiscal Year-End

	Option Awards					Stock Awards
Name	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)		Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)		Market Value of Shares or Units of Stock that Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested (#)		Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units of Other Rights That Have Not Vested ($)
Joseph P. Lacher, Jr.	173,211	—		43.30	3/31/2026
	116,667	—		60.00	3/31/2026
	118,033	—		76.25	3/31/2026
	67,839	—		77.39	3/31/2026
	75,280	—		69.74	3/31/2026
	156,546	—		52.70	2/1/2032
	59,595	29,798	(1)	58.73	1/31/2033
	28,900	57,801	(2)	57.67	2/6/2034
	—	63,637	(3)	66.00	2/4/2035
									22,348	(4)	905,988
									12,961	(5)	525,439
									21,675	(6)	878,705
									32,729	(7)	1,326,834
									57,274	(8)	2,321,888
									10,499	(9)	425,629
						14,451	(11)	585,844
						15,910	(13)	644,991
Duane A. Sanders	15,699	—		63.70	2/1/2028
	29,100	—		60.00	2/6/2028
	28,328	—		76.25	2/5/2029
	13,956	—		77.39	2/4/2030
	15,487	—		69.74	2/2/2031
	75,523	—		52.70	2/1/2032
	12,260	6,130	(1)	58.73	1/31/2033
	6,242	12,486	(2)	57.67	2/6/2034
	—	16,364	(3)	66.00	2/4/2035
									4,597	(4)	186,362
									2,666	(5)	108,080
									4,682	(6)	189,808
									7,069	(7)	286,577
									14,727	(8)	597,033
									2,700	(9)	109,458
						1,533	(10)	62,148
						3,122	(11)	126,566
						4,091	(13)	165,849
(1)For all NEOs other than Mr. Camden and Ms. Rock, the remaining unexercisable options for this grant vested on 1/31/2026. Mr. Camden’s options are scheduled to vest on 4/3/2026. Ms. Rock joined Kemper in May 2024 and therefore did not receive an award.
(2)These options are scheduled to vest in one-third increments on or around the anniversary of the grant date, with the remaining tranches vesting on 2/6/2026 and 2/6/2027.
(3)These options are scheduled to vest in one-third increments on 2/7/2026, 2/7/2027 and 2/7/2028.
(4)These PSUs forfeited on February 3, 2026, the date performance results were certified following completion of the three-year performance period for the 2023 PSU Awards based on Relative TSR that ended on January 31, 2026. The number shown represents the threshold number of PSUs that could be earned (because the performance results for the performance period were below the threshold level). Market value was determined using the closing price of $40.54 per share of Common Stock on December 31, 2025, the last trading day of 2025.
(5)58% of these PSUs vested, with the remainder forfeiting, on February 3, 2026, the date performance results were certified following completion of the three-year performance period for the 2023 PSU Awards based on Three-Year Adjusted ROE that ended on December 31, 2025. The number shown represents the number of PSUs expected to be earned based on the performance results for the performance period through fiscal year 2025. Market value was determined using the closing price of $40.54 per share of Common Stock on December 31, 2025.
(6)These PSUs are scheduled to vest on the date performance results are certified following completion of the three-year performance period for the 2024 PSU Awards based on Relative TSR that ends on January 31, 2027. The number shown represents the threshold number of PSUs that could be earned (because the performance results for the

56

Executive Compensation
performance period through fiscal year 2025 were below the threshold level). Market value was determined using the closing price of $40.54 per share of Common Stock on December 31, 2025.
(7)These PSUs are scheduled to vest on the date performance results are certified for the three-year performance period for the 2024 PSU Awards based on Three-Year Adjusted ROE that ends on December 31, 2026. The number shown represents the number of PSUs expected to be earned based on the performance results for the performance period through fiscal year 2025. Market value was determined using the closing price of $40.54 per share of Common Stock on December 31, 2025.
(8)These PSUs are scheduled to vest on the date performance results are certified following completion of the three-year performance period for the 2025 PSU Awards based on TBVPSG that ends on December 31, 2027. The number shown represents the number of PSUs expected to be earned based on the performance results for the performance period through fiscal year 2025. Market value was determined using the closing price of $40.54 per share of Common Stock on December 31, 2025.
(9)These PSUs are scheduled to vest on the date performance results are certified following completion of the three-year performance period for the 2025 PSU Awards based on Three-Year Adjusted ROE that ends on December 31, 2027. The number shown represents the number of PSUs expected to be earned based on the performance results for the performance period through fiscal year 2025. Market value was determined using the closing price of $40.54 per share of Common Stock on December 31, 2025.
(10)These RSUs vested in full on January 31, 2026.
(11)These are RSUs awarded in 2024 which are subject to forfeiture and transfer restrictions until their vesting date. RSUs will vest in one-third increments starting on the first anniversary of their grant date, subject to the NEOs’ continued employment through the vesting date or retirement eligibility.
(12)These performance-based RSUs forfeited on February 3, 2026, the date performance results were certified following completion of the performance period that ended on December 31, 2025. These performance-based RSUs represent the performance retention awards granted to the NEOs, excluding Mr. Lacher, in 2024 which are subject to forfeiture and transfer restrictions until their vesting date. Awards were scheduled to vest in three equal installments on the first three anniversaries of the grant date, assuming performance hurdles are satisfied prior to each vesting date and that the executive remains employed by the Company. One-third of the award vested in February 2025. The number shown represents the target number of the remaining two-thirds that could be earned if the performance results for the performance period through fiscal year 2025 were achieved.
(13)These are RSUs awarded in 2025 which are subject to forfeiture and transfer restrictions until their vesting date. RSUs will vest in one-third increments starting on or around the first anniversary of their grant date, subject to the NEOs’ continued employment through the vesting date or retirement eligibility.
(14)These RSUs were granted in 2025 to support continuity of management in consideration of the significant leadership changes during 2025. Evans, Camden, Boschelli, Hunton and Rock received one-time awards consisting of time-based RSUs that will vest in two equal annual installments on the first two anniversaries of the grant date.
(15)These RSUs were awarded to Ms. Rock in connection with her agreement to join Kemper. The RSUs awarded in 2024 which are subject to forfeiture and transfer restrictions until their vesting date. The first third of the award vested on the one-year anniversary of the grant date with remaining shares vesting on 6/3/2026, subject to continued employment through the vesting date.
(16)These RSUs were awarded to Ms. Rock in connection with her agreement to join Kemper. The RSUs awarded in 2024 which are subject to forfeiture and transfer restrictions until their vesting date. The award vests in one-third increments with remaining tranches vesting on 2/6/2026 and 2/6/2027, subject to continued employment through the vesting date.

Option Exercises and Stock Vested in 2025

	Option Awards		Stock Awards
Name	Number of Shares Acquired on Exercise (#)(1)	Value Realized on Exercise ($)(2)	Number of Shares Acquired on Vesting (#)(3)	Value Realized on Vesting ($)(4)
C. Thomas Evans, Jr.	—	—	8,420	582,819
Bradley T. Camden	—	—	10,182	703,587
John M. Boschelli	—	—	9,513	658,191
Matthew A. Hunton	—	—	11,274	779,629
Laura A. Rock	—	—	5,950	403,407
Joseph P. Lacher, Jr.	194,515	2,502,533	7,225	502,138
Duane A. Sanders	—	—	11,185	773,801
(1)This is the total number of shares subject to exercise transactions without deduction of any shares surrendered or withheld to satisfy the exercise price and/or tax withholding obligations related thereto.
(2)This is the difference between the exercise price of the shares acquired and the market price of such shares on the date of exercise, without regard to any related tax obligations.
(3)This is the gross number of shares that vested without deduction for any shares withheld to satisfy tax withholding obligations.
(4)This is the market value on the vesting date of the shares that vested, without regard to any related tax obligations. Market value was determined using the closing price per share of Common Stock on the vesting date.

2026 PROXY STATEMENT	57

Executive Compensation
Policies and Practices Related to the Grant of Certain Equity Awards
At each February meeting, it is the HR&CC’s long-standing practice to review Kemper’s results for the previous fiscal year, review the Company’s financial plan and strategy for the upcoming fiscal year, and based on those reviews approve awards under the LTI Plan for the upcoming fiscal year. Kemper’s LTI Plan includes option awards (and accompanying SARs), which are granted with an exercise price equal to the closing market price of our Common Stock on the grant date.
The timing of the HR&CC’s meeting, and thus the grant date for awards under the LTI Plan, is based on this historic practice and the meeting schedule does not take into account the timing of the Company’s release of earnings results or filings required by the Securities Exchange Act of 1934, which may contain material nonpublic information. HR&CC meetings are scheduled to coincide with meetings of the Board, which are scheduled for the first Wednesday in February of each year. The Company’s practice is to not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation.
Other than grants made in connection with hiring or promotion, equity awards are granted to NEOs at the same time that equity awards are granted to all other employees who are eligible for such awards.
Consistent with this long-time practice, the HR&CC made awards of option to our NEOs in February 2025 in the period beginning four business days before our filing of a periodic report on Form 10-K or Form 10-Q or the filing or furnishing of a current report on Form 8-K that disclosed material nonpublic information (other than a current report on Form 8-K disclosing a material new stock option award under Item 5.02(e) of such Form 8-K), and ending one business day after the filing or furnishing of such report (the “Designated Periods”). Pursuant to SEC Rules, we are providing the following information relating to options awarded to NEOs in the Designated Periods occurring in 2025:

Name	Grant Date	Number of Securities Underlying the Award (#)	Exercise Price of the Award ($/Sh)	Grant Date Fair Value of the Award ($)	Percentage Change in the Closing Market Price of the
Securities Underlying the Award Between the Trading
Day Ending Immediately Prior to the Disclosure of
Material Nonpublic Information and the Trading Day
Beginning Immediately Following the Disclosure of
					Material Nonpublic Information
C. Thomas Evans, Jr.	2/4/2025	11,516	66.00	248,626	5.30%
Bradley T. Camden	2/4/2025	15,685	66.00	338,631	5.30%
John M. Boschelli	2/4/2025	13,637	66.00	294,417	5.30%
Matthew A. Hunton	2/4/2025	15,685	66.00	338,631	5.30%
Laura A. Rock	2/4/2025	11,516	66.00	248,626	5.30%
Joseph P. Lacher, Jr.	2/4/2025	63,637	66.00	1,373,886	5.30%
Duane A. Sanders	2/4/2025	16,364	66.00	353,291	5.30%
Retirement Plans
401(k) Retirement Plan. The Company also sponsors the Company’s 401(k) Retirement Plan, a defined contribution employee benefit plan. Employees hired on or after January 1, 2006 had been eligible to participate in the retirement portion of the 401(k) Retirement Plan, as were employees hired prior to 2006 following the freezing of the Company’s now-terminated pension plan. As a result, until 2019, each of the NEOs (except for Camden, Hunton and Rock) were participants in the retirement portion of the 401(k) Retirement Plan. Under the retirement portion of the 401(k) Retirement Plan, the Company would make contributions on behalf of certain eligible employees who were employed on the last day of the plan year, with the amounts of such contributions based on each participant’s years of service and eligible compensation. Effective January 1, 2019, the 401(k) Retirement Plan was amended to discontinue the retirement portion in favor of an enhanced matching contribution for all employees, including the NEOs, under the 401(k) portion, and all employee retirement accounts were fully vested. In March 2019, a final annual contribution was made under the 401(k) Retirement Plan on behalf of each participant with a retirement account in an amount equal to the participant’s “Annual Compensation” multiplied by a specified contribution percentage based on the participant’s years of vesting service with the Company.

58

Executive Compensation
Compensation covered by both the Pension Plan and the retirement portion of the 401(k) Retirement Plan included the participant’s salary and annual bonus. The normal form of distribution under the Pension Plan was a life annuity for a single retiree, or a joint and 50-percent survivor annuity for a married retiree. Other forms of annuity were available to participants, but all forms of payment were actuarially equivalent in value. The normal form of distribution under the retirement portion of the 401(k) Retirement Plan is a lump-sum payout. Age 65 is the normal retirement age under the qualified retirement plans.
Additional Supplemental Executive Retirement Plans (SERP). The Company had established the Pension SERP and Retirement SERP as nonqualified supplemental plans to provide benefits to certain individuals in excess of the limitations imposed on the Pension Plan and the retirement portion of the 401(k) Retirement Plan, respectively, under the U.S. Internal Revenue Code of 1986, as amended (“Code”). The Pension SERP was effectively frozen as of June 30, 2016 when the Pension Plan was frozen, and the Retirement SERP was effectively frozen as of January 1, 2019, when the retirement portion of the 401(k) Retirement Plan was discontinued. The Pension SERP and the Retirement SERP benefits were computed using the same formula used for the respective tax-qualified retirement plans, without regard to the compensation limits imposed under the Code. An employee who earned compensation over the qualified plan limitation was determined eligible to participate in the Retirement SERP, or previously the Pension SERP, by designation of the Board of Directors.
As noted above, only Mr. Evans and Mr. Boschelli were eligible to participate in the Pension Plan and Pension SERP due to their dates of hire. The following table shows the years of credited service and the present values of the accumulated benefits under the Pension Plan and Pension SERP for Mr. Evans and Mr. Boschelli as of December 31, 2025.

2025 Pension Benefits

Name	Plan Name	Number of Years Credited Service (#)(1)	Present Value of Accumulated Benefit ($)(2)	Payments During Last Fiscal Year ($)
C. Thomas Evans, Jr.	Pension Plan	—	—	—
	Pension SERP	23.7	829,028	—
Bradley T. Camden	Pension Plan	—	—	—
	Pension SERP	—	—	—
John M. Boschelli	Pension Plan	—	—	—
	Pension SERP	18.5	574,818	—
Matthew A. Hunton	Pension Plan	—	—	—
	Pension SERP	—	—	—
Laura A. Rock	Pension Plan	—	—	—
	Pension SERP	—	—	—
Joseph P. Lacher, Jr.	Pension Plan	—	—	—
	Pension SERP	—	—	—
Duane A. Sanders	Pension Plan	—	—	—
	Pension SERP	—	—	—
(1)A participant’s initial year of service as an employee was not used to determine credited service under the Pension Plan and Pension SERP. In addition, benefits for all participants under the Pension Plan were frozen as of June 30, 2016. The number of years of credited service shown for Mr. Evans is less than his actual years of service due to the Pension Plan freeze date and Mr. Boschelli’s is less than his actual years of service due to the Pension Plan freeze date and a lump-sum payout of six years of accrued benefits he received because of a break in his service with the Company in 1997. The Pension Plan was terminated effective November 30, 2022. See "Compensation Discussion and Analysis — Compensation Tables 2025 — Retirement Plans" for additional information.
(2)These accumulated benefit values are based on the years of credited service shown and the Average Monthly Compensation (as defined in the Pension Plan) as of June 30, 2016, as described above in the narrative preceding this table. The present value amounts for Mr. Evans reflect a late retirement adjustment since he is past the age of 65 while Mr. Boschelli’s were determined on the assumption that distribution of benefits under the plans will not begin until age 65, the age at which retirement may occur under the Pension Plan and Pension SERP without any reduction in benefits, using the same measurement date, discount rate and actuarial assumptions described in Note 19, “Pension Benefits,” to the consolidated financial statements included in the Company’s 2025 Annual Report. The discount rate assumption was derived from the Aon AA Bond Universe Curve as of December 31, 2025 with a single equivalent rate of 5.11 percent and the mortality assumptions were based on the PRI-2012 Table for Employees and Healthy Annuitants.

2026 PROXY STATEMENT	59

Executive Compensation
Nonqualified Deferred Compensation
Deferred Compensation Plan
The Deferred Compensation Plan was established to allow certain executives who are designated by the Board of Directors, as well as the non-employee members of the Board, to elect to defer a portion of their current-year compensation to a future period. The NEOs are eligible to participate in the Deferred Compensation Plan, but none elected to defer any of their 2025 compensation. The Deferred Compensation Plan is unfunded and exempt from certain provisions of the Employee Retirement Income Security Act of 1974, as amended. The Company does not fund or make profit-sharing or matching contributions under the Deferred Compensation Plan, and participants have an unsecured contractual commitment by the Company to pay the amounts deferred, adjusted to recognize earnings or losses determined in accordance with their elections under the plan.
To participate in the Deferred Compensation Plan, an eligible individual must make an annual irrevocable election. The form and timing of the distribution of deferrals made during any given year is chosen when a participant elects to participate for that year and generally cannot be altered or revoked. The distribution for a particular year may be in the form of annual or quarterly installments payable up to a maximum of 10 years or a single lump-sum payment. All payments begin on January 1 of the year chosen by the participant when the election is made. A participant may elect to defer up to 60% of his or her regular annual salary and up to 85% of each award earned under any incentive plan award or annual discretionary bonus regardless of amount. Withdrawals are not permitted under the Deferred Compensation Plan other than regularly scheduled distributions or upon Death or Disability if so chosen by the participant at the time of the annual election.
Each participant’s bookkeeping account is deemed to be invested in the hypothetical investment choice(s) selected by the participant from the choices made available by the Company. Investment choices may be changed by participants on a daily basis. Generally, the hypothetical investment alternatives offered by the Company include a range of retail mutual funds similar to the investment alternatives available to participants under the 401(k) Retirement Plan. Investment choices selected by a participant are used only to determine the value of the participant’s account. The Company is not required to follow these investment selections in making actual investments of amounts deferred under the plan.
Retirement SERP
The Retirement SERP is discussed above in the narrative captioned Retirement Plans beginning on page 58. As noted in that narrative, the Retirement SERP was effectively frozen as of January 1, 2019.
The following table shows the aggregate earnings in 2025 and the balances as of December 31, 2025 for the NEOs under the Deferred Compensation Plan and Retirement SERP:

2025 Nonqualified Deferred Compensation

Name	Plan Name	Registrant Contributions in Last Fiscal Year ($)	Aggregate Earnings in Last Fiscal Year ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)
C. Thomas Evans, Jr.	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	8,196	—	64,244
Bradley T. Camden	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	—	—	—
John M. Boschelli	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	9,983	—	71,464
Matthew A. Hunton	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	—	—	—
Laura A. Rock	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	—	—	—
Joseph P. Lacher, Jr.	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	9,802	—	70,167
Duane A. Sanders	Deferred Compensation Plan	—	—	—	—
	Retirement SERP	—	—	—	—

60

Executive Compensation
Potential Payments Upon Termination or Change in Control
The following narrative describes the applicable terms of the agreements or plans that would provide benefits to the NEOs (other than Lacher or Sanders) if their employment had terminated on December 31, 2025. The table below shows benefits that would have been payable to the NEOs as a direct result of either a change in control of the Company or the retirement, death or disability of the individual officer, had such an event occurred on December 31, 2025. The amounts shown would have been payable pursuant to individual severance agreements (“Severance Agreements”) between the NEOs and the Company in the context of a “change in control” of the Company, as described below, or individual grant agreements executed with the Company in connection with cash incentive, stock option, PSU and/or RSU awards they received. None of the current NEOs is a party to any other agreement with the Company that would have entitled him or her to receive any severance payments or other termination benefits from the Company as of December 31, 2025.
Retirement Plans
In addition to the amounts shown in the table above, the NEOs would have been entitled to receive benefits to which they have vested rights upon retirement under Pension SERP (or 401(k) Retirement Plan and Retirement SERP), as described and/or quantified above under the heading Retirement Plans and in the Nonqualified Deferred Compensation tables and corresponding footnotes, as applicable. Any NEOs with balances under the Deferred Compensation Plan might have been entitled to receive distributions in accordance with their previously chosen elections under the plan, as described above under the caption Nonqualified Deferred Compensation. In addition, the NEOs would have been entitled to receive benefits that are generally available to employees of the Company and do not discriminate in scope, terms or operation in favor of executive officers. These include benefits payable: (a) upon termination of employment, such as payments of 401(k) Retirement Plan distributions and accrued paid time off; and (b) upon death or disability, under life, business travel or long-term disability insurance.
Severance Agreements in Connection with a “Change in Control”
The Severance Agreements would provide various benefits to the NEOs in the event their employment terminates under certain circumstances within two years after a “change in control.” Such benefits are also payable to such officers in the event their employment is involuntarily terminated (other than for cause, disability or death) or voluntarily terminated with “good reason,” in either case in connection with a change in control. Under the Severance Agreements, a “change in control” is deemed to occur if any person (excluding certain defined persons) is or becomes, directly or indirectly, the beneficial owner of 25% or more of the voting power of the Common Stock, or the individuals who comprised the Company’s Board of Directors on the date of the Severance Agreement, or any of the individuals they nominate, cease to comprise a majority of the Board, or if, under the circumstances specified in the Severance Agreements, a merger or consolidation of the Company or sale of substantially all of the Company’s assets is consummated or a liquidation or dissolution plan is approved by the Company’s shareholders.
If applicable, each NEO would be entitled under the Severance Agreements to receive the following, subject to execution of a release and other specified requirements:
•lump-sum severance payment based on a multiple of two of such officer’s annualized salary and annual bonus as determined as of the higher of (i) the amount paid as an annual bonus for the prior calendar year, or, if greater, the calendar year prior year to the change in control, (ii) such officer’s target annual bonus under the applicable short-term incentive plan, or, if greater, the calendar year prior year to the change in control, or (iii) such officer’s projected annual bonus under the applicable short-term incentive plan for the year in which the change in control year occurs, divided by 12, and multiplied by the number of whole months during the relevant bonus year in which such officer was employed for at least one day;
•continuation for two years of the life insurance benefits being provided by the Company to such NEO and their dependents immediately prior to termination;
•lump-sum payment equal to the excess of cost for COBRA coverage over the employee-cost for health insurance benefits for 24 months being provided by the Company to such NEO and their family immediately prior to termination, regardless of whether COBRA coverage is elected by the NEO; and
•outplacement services at the Company’s expense for up to 52 weeks.

2026 PROXY STATEMENT	61

Executive Compensation
The Severance Agreements include a provision related to potential excise taxes payable by the NEOs under Sections 4999 and 280G of the Code that would entitle them to receive either (a) the full benefits payable as a result of a qualifying termination related to a change in control, whether under the Severance Agreements, equity award agreements or other applicable provisions (subject to such potential excise taxes), or (b) a reduced amount that falls below the applicable safe harbor provided under Section 280G, whichever amount provides the greater after-tax value to the NEO.
Equity-Based Awards
Stock Option Awards
If the employment of an NEO had terminated as of December 31, 2025 due to death or disability, or due to a change in control of the Company, any outstanding unvested stock option award would have vested on the termination date. If the employment of an NEO had terminated as of December 31, 2025 and, as of such date, such officer was Retirement Eligible, any outstanding unvested stock option award would remain outstanding and continue to vest in accordance with the original vesting terms. If the employment of an NEO had terminated as of December 31, 2025 for any other reason, such outstanding unvested stock option awards would have been forfeited on the termination date.
RSU Awards
If the employment of an NEO had terminated as of December 31, 2025 due to death or disability, or due to a change in control of the Company, (i) any outstanding unvested time-based RSU awards would have vested on the termination date, and (ii) the performance goals applicable to the performance-based RSU retention awards granted in 2024 should be deemed achieved and the awards would have vested on a prorated basis. If the employment of an NEO had terminated as of December 31, 2025 and, as of such date, such officer was Retirement Eligible, any outstanding unvested time-based RSU awards would remain outstanding and continue to vest in accordance with the original vesting terms. If the employment of an NEO had terminated as of December 31, 2025 for any other reason, such outstanding unvested RSU awards would have been forfeited on the termination date.
PSU Awards
If the employment of an NEO had terminated as of December 31, 2025 due to a change in control of the Company, the performance period for any outstanding PSU awards held by such officer would have ended on the termination date. The shares granted under each award would have vested in an amount equal to the number of shares that would vest based on the greater of the target performance level or actual performance results for the truncated performance period.
If the employment of an NEO had terminated as of December 31, 2025 due to death or disability, the performance period for any outstanding PSU awards held by such officer would have ended on the termination date. The shares granted under each award would have vested in an amount equal to the number of shares that would vest at the target performance level, reduced pro-rata based on the ratio of the number of months in the truncated performance period to the total number of months in the original performance period.
If the employment of an NEO had terminated as of December 31, 2025 and, as of such date, such officer was Retirement Eligible, any outstanding PSU awards would remain outstanding until the end of the original performance period and then vest or be forfeited as determined based on actual performance results, but reduced pro-rata based on the ratio of the number of months such officer was employed during the performance period to the total number of months in the performance period. If, as of such termination date, such officer was not Retirement Eligible, any outstanding unvested PSU awards would have been forfeited on the termination date.

62

Executive Compensation
The following table shows amounts that would have become payable to the current NEOs (excluding Mr. Lacher and Mr. Sanders) in connection with their termination of employment as of December 31, 2025, resulting from a change in control of the Company, retirement, death or disability of the individual officer:

Potential Payments Upon Termination from a Change In Control (“CIC”), Death/Disability or Retirement at December 31, 2025

Name	Lump-Sum Severance Payments ($)(1)	Accelerated Stock Options ($)(2)	Accelerated RSUs ($)(3)	Accelerated PSUs ($)(4)(5)(6)	Services and Payments related to Welfare Benefits and Outplacement ($)(7)	Total ($)
C. Thomas Evans, Jr.
Termination due to Change in Control	3,760,000	—	1,754,936	1,353,797	110,260	6,978,993
Death or Disability	—	—	1,472,444	728,624	250,000	2,451,068
Retirement	—	—	242,551	566,824	—	809,375
Other Termination	—	—	—	—	—	—
Bradley T. Camden
Termination due to Change in Control	3,306,250	—	1,662,181	1,674,495	87,968	6,730,894
Death or Disability	—	—	1,354,010	811,766	—	2,165,776
Retirement	—	—	—	—	—	—
Other Termination	—	—	—	—	—	—
John M. Boschelli
Termination due to Change in Control	2,875,000	—	1,530,831	1,656,939	98,695	6,161,465
Death or Disability	—	—	1,222,660	903,111	250,000	2,375,771
Retirement	—	—	295,537	697,628	—	993,165
Other Termination	—	—	—	—	—	—
Matthew A. Hunton
Termination due to Change in Control	3,306,250	—	1,752,706	1,763,237	87,131	6,909,324
Death or Disability	—	—	1,393,178	898,865	250,000	2,542,043
Retirement	—	—	—	—	—	—
Other Termination	—	—	—	—	—	—
Laura A. Rock
Termination due to Change in Control	2,350,000	—	1,172,457	996,542	85,262	4,604,261
Death or Disability	—	—	1,046,550	371,354	—	1,417,904
Retirement	—	—	—	—	—	—
Other Termination	—	—	—	—	—	—
(1)The amounts shown represent cash severance payable under the Severance Agreements assuming no reduction would be made under the provision in the agreements related to potential excise taxes payable by the NEOs under Sections 4999 and 280G of the Code. Any such reduction would have been determined based on the specific facts of the actual termination event. All annual bonus numbers used in the cash severance calculation represent a target bonus amount based on current salary and target bonus percent.
(2)The amounts shown for a hypothetical termination due to a change in control or death and disability assume the acceleration of the vesting of outstanding stock options as of December 31, 2025 pursuant to the terms of the applicable plans and grant agreements. The amounts shown in this column for a hypothetical retirement represent the value of stock options for each NEO that is retirement eligible as of December 31, 2025 that would continue to vest on the original vesting schedule following the effective date of retirement under the terms of the applicable grant agreement. If an NEO is not retirement eligible under the applicable grant agreement, no value is shown. For 2025, the value of all outstanding options are zero due to stock option strike prices being below the closing price of $40.54 per share of Common Stock on December 31, 2025 .
(3)The amounts shown for a hypothetical termination due to a change in control or death and disability assume the acceleration of the vesting of outstanding RSUs as of December 31, 2025 pursuant to the terms of the applicable plans and grant agreements. The amounts shown represent the market value of RSUs that would have been subject to accelerated vesting as of December 31, 2025. The amounts shown in this column for a hypothetical retirement represent the value of stock options for each NEO that is retirement eligible as of December 31, 2025 that would continue to vest on the original vesting schedule following the effective date of retirement under the terms of the applicable grant agreement. If an NEO is not retirement eligible under the applicable grant agreement, no value is shown. The total numbers and market values of unvested RSUs are set forth in the Outstanding Equity Awards at 2025 Fiscal Year-End table beginning on page 54. The accelerated values shown were calculated using the closing price of $40.54 per share of Common Stock on December 31, 2025.
(4)The amounts shown for a hypothetical termination due to a change in control represent estimated values of payouts under the 2023, 2024 and 2025 PSUs resulting from such event as of December 31, 2025. In such event, the payout under outstanding PSUs would be based on the greater of performance at the target level or actual performance results for a truncated performance period ending on the date of the change in control.

2026 PROXY STATEMENT	63

Executive Compensation
(5)The amounts shown for a hypothetical death or disability represent estimated values of payouts under the 2023, 2024 and 2025 PSU awards resulting from such event as of December 31, 2025. In such event, the amount of the payout for each award would have been determined at the target level but reduced pro-rata based on the number of months in the performance period during which the NEO was an active employee for at least fifteen days divided by the total number of months in the original performance period.
(6)The amounts shown in this column for a hypothetical retirement represent the value of PSUs for each NEO that is retirement eligible as of December 31, 2025 that would continue to vest on the original vesting schedule following the effective date of retirement under the terms of the applicable grant agreement. If an NEO is not retirement eligible under the applicable grant agreement, no value is shown. In such event the amount of payout is reduced pro-rata based on the number of months in the performance period during which the NEO was an active employee. Estimated payouts for the performance period through fiscal year 2025 are: 2023 and 2024 rTSR PSUs 50% (because the performance results were below the threshold level); 2023, 2024 and 2025 ROE 58%, 151% and 66%, respectively; and 2025 TBVPSG 180%. The total numbers and market values of unvested PSUs are set forth in the Outstanding Equity Awards at 2025 Fiscal Year-End table beginning on page 54. The accelerated values shown were calculated using the closing price of $40.54 per share of Common Stock on December 31, 2025.
(7)The amounts shown for a hypothetical termination due to change in control are the estimated costs to the Company to provide continuation of life insurance benefits for up to two years, lump-sum payments related to health insurance, and outplacement services for 52 weeks pursuant to the Severance Agreements, as described in the narrative preceding this table. The lump-sum payment related to health insurance is equal to the amount the COBRA-rate would exceed the active-employee rate for the officer’s coverage for 24 months regardless of whether such officer would elect to continue coverage under COBRA. The amounts shown for a hypothetical death or disability would be paid under a supplemental death benefit in the event of the NEO’s death.
CEO Pay Ratio
The Company determined our median employee from our entire employee population to provide a ratio comparison of the total compensation of Mr. Lacher, our CEO for a majority of 2025, with the total compensation of the median employee for 2025. In doing so, the Company annualized the compensation of all full-time and part-time employees. The median employee’s compensation was determined as of October 1, 2025, in accordance with the methodology and components used in the Summary Compensation Table for our NEOs.
The 2025 total compensation was determined to be $66,248 for our median employee, ($63,214 base salary plus retirement benefit costs of $3,034), and $8,395,935 for Mr. Lacher. Based on this information, the ratio of the annual total compensation of Mr. Lacher to that of the median employee is estimated to be 127 to 1. The applicable SEC rules for identifying the median employee and calculating the pay ratio allow companies to use different methodologies and assumptions, and as a result, our estimated pay ratio may not be comparable to the pay ratios disclosed by other companies. This calculation does not reflect an annualization of Mr. Lacher’s compensation since he continued to serve as a senior adviser to the Company until December 31, 2025.

64

Executive Compensation
Pay Versus Performance
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(v) of Regulation S-K, we are providing the following information that demonstrates the relationship between “Compensation Actually Paid” to our NEOs and Kemper’s performance against several specific financial metrics. For further information regarding our executive compensation program, our compensation philosophy, and how the Company aligns executive compensation with performance, please refer to the Compensation Discussion and Analysis section starting on page 32.
Pay versus Performance Table
The table below reflects Compensation Actually Paid to the Company’s Principal Executive Officer (“PEO”) and average Compensation Actually Paid to Non-PEO Named Executive Officers during 2021 through 2025. In addition, the table compares our Total Shareholder Return (“TSR”) against peer group TSR using the S&P 1500 Composite Insurance Index.

Year	Summary Compensation Table Total for PEO ($)(1)	Compensation Actually Paid to PEO ($)(2)			Average Summary Compensation Table Total for Non-PEO NEOs ($)(3)	Average Compensation Actually Paid to Non-PEO NEOs ($)(4)	Value of Initial Fixed $100 Investment Based On:		Net Income ($m)(7)	Distributable Cash Flow ($m)(8)
			Summary Compensation Table Total for Prior PEO ($)(1)	Compensation Actually Paid to Prior PEO($)(2)			Total Shareholder Return ($)(5)	Peer Group Total Shareholder Return ($)(6)
2025	3,090,806	1,214,093	8,395,935	(5,107,746)	2,904,086	792,179	59.07	206.61	143.3	688.9
2024	—	—	11,456,600	18,442,994	4,541,495	5,960,008	95.23	195.70	317.8	608.9
2023	—	—	8,534,646	4,496,795	2,295,490	1,304,381	68.41	154.07	(272.1)	284.3
2022	—	—	7,906,538	2,186,378	2,389,475	1,347,367	67.38	140.14	(286.6)	307.9
2021	—	—	8,222,255	(1,227,378)	2,222,811	342,229	78.53	128.18	(123.7)	(202.6)
(1)Amounts in these columns represent the amounts reported for Mr. Evans, our Interim Chief Executive Officer, and Mr. Lacher, our Chief Executive Officer, in the total column of the Summary Compensation Table for each applicable year.
(2)Amounts in this column represent the amount of “compensation actually paid” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year, in accordance with SEC rules, and the following adjustments were made to total compensation to determine compensation actually paid:

Year	Summary Compensation Table Total for Mr. Evans ($)	Exclusion of Change in Pension Value for Mr. Evans ($)	Exclusion of Stock Awards and Option Awards for Mr. Evans ($)(a)	Inclusion of Pension Service Cost for Mr. Evans ($)	Inclusion of Equity Values for Mr. Evans ($)(b)	Compensation Actually Paid to Mr. Evans ($)
2025	3,090,806	(93,938)	(1,982,604)	—	199,829	1,214,093

Year	Summary Compensation Table Total for Mr. Lacher ($)	Exclusion of Change in Pension Value for Mr. Lacher ($)	Exclusion of Stock Awards and Option Awards for Mr. Lacher ($)(a)	Inclusion of Pension Service Cost for Mr. Lacher ($)	Inclusion of Equity Values for Mr. Lacher ($)(b)	Compensation Actually Paid to Mr. Lacher ($)
2025	8,395,935	—	(5,429,697)	—	(8,073,984)	(5,107,746)
2024	11,456,600	—	(6,999,206)	—	13,985,600	18,442,994
2023	8,534,646	—	(6,100,711)	—	2,062,860	4,496,795
2022	7,906,538	—	(6,000,000)	—	279,840	2,186,378
2021	8,222,255	—	(5,378,990)	—	(4,070,643)	(1,227,378)
(a)Amounts in this column represent the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each applicable year.
(b)The amounts deducted or added in calculating the equity award adjustments are set forth in the following table. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(3)Amounts in this column represent the average of the amounts reported for the Company’s NEOs as a group, excluding our CEO and the prior CEO, in the Total column of the Summary Compensation Table for each applicable year. The NEOs included for purposes of calculating the average amounts for each applicable year are as follows: (i) for 2025, Evans, Lacher, Camden, Boschelli, Hunton, Rock and Sanders; (ii) for 2024, Lacher, Camden, Boschelli, Hunton and Sanders; (iii) for 2023, Lacher, Camden, Boschelli, Hunton, Sanders and McKinney; (iv) for 2022, Lacher, McKinney, Boschelli, Brooks and Sanders; and (v) for 2021, Lacher, McKinney, Boschelli, Sanders and Sternberg.

2026 PROXY STATEMENT	65

Executive Compensation
(4)Amounts in this column represent the amount of “compensation actually paid” as computed in accordance with SEC rules. The dollar amounts do not reflect the actual amount of compensation earned by or paid during the applicable year, in accordance with SEC rules, and the following adjustments were made to total compensation to determine compensation actually paid:

Year	Average Summary Compensation Table Total for Non-PEO NEOs ($)	Average Exclusion of Change in Pension Value for Non-PEO NEOs ($)	Average Exclusion of Stock Awards and Option Awards for Non-PEO NEOs ($)(a)	Average Inclusion of Pension Service Cost for Non-PEO NEOs ($)	Average Inclusion of Equity Values for Non-PEO NEOs ($)(b)	Average Compensation Actually Paid to Non-PEO NEOs ($)
2025	2,904,086	—	(1,803,831)	—	(308,077)	792,179
2024	4,541,495	—	(2,717,438)	—	4,135,951	5,960,008
2023	2,295,490	—	(1,231,584)	—	240,475	1,304,381
2022	2,389,475	—	(1,510,000)	—	467,892	1,347,367
2021	2,222,811	—	(1,146,961)	—	(733,622)	342,229
(a)Amounts in this column represent the amounts reported in the “Stock Awards” and “Option Awards” columns in the Summary Compensation Table for each applicable year.
(b)The amounts deducted or added in calculating the equity award adjustments are set forth in the following table. The valuation assumptions used to calculate fair values did not materially differ from those disclosed at the time of grant.
(5)Cumulative TSR is calculated by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Company’s share price at the end of the measurement period and the beginning of the measurement period.
(6)Represents the weighted peer group TSR, weighted according to the respective companies’ stock market capitalization at the beginning of each period for which a return is indicated.
(7)Represents the amount of Net (Loss) Income reflected in the Company’s audited financial statements for each applicable year.
(8)Distributable cash flow represents insurance company statutory Net Income and Non-insurance company GAAP Net Income plus additional dividends paid to parent as a result of management-specific capital efficiency strategies adjusted for amount of Actual Catastrophe Losses and LAE to equal Expected Catastrophe Losses and additional significant unusual or nonrecurring items as permitted by the Omnibus Plan.

Year	Year-End Fair Value of Equity Awards Granted During Year that Remained Unvested as of Last Day of Year for Mr. Evans ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Mr. Evans ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Mr. Evans ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Mr. Evans ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Mr. Evans ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Mr. Evans ($)	Total - Inclusion of Equity Values for Mr. Evans ($)
2025	1,648,529	(1,296,745)	—	(151,955)	—	—	199,829

Year	Year-End Fair Value of Equity Awards Granted During Year that Remained Unvested as of Last Day of Year for Mr. Lacher ($)	Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Mr. Lacher ($)	Vesting-Date Fair Value of Equity Awards Granted During Year that Vested During Year for Mr. Lacher ($)	Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Mr. Lacher ($)	Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Mr. Lacher ($)	Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Mr. Lacher ($)	Total - Inclusion of Equity Values for Mr. Lacher ($)
2025	2,088,678	(8,970,027)	—	(1,117,683)	(74,952)	—	(8,073,984)
2024	9,443,333	3,212,364	—	1,329,903	—	—	13,985,600
2023	2,896,142	(1,213,236)	—	379,954	—	—	2,062,860
2022	3,820,463	(3,214,502)	—	(326,121)	—	—	279,840
2021	1,888,580	(5,261,544)	—	(697,679)	—	—	(4,070,643)

66

Executive Compensation

Year	Average Year-End Fair Value of Equity Awards Granted During Year that Remained Unvested as of Last Day of Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Last Day of Year of Unvested Equity Awards for Non-PEO NEOs ($)	Average Vesting- Date Fair Value of Equity Awards Granted During Year that Vested During Year for Non-PEO NEOs ($)	Average Change in Fair Value from Last Day of Prior Year to Vesting Date of Unvested Equity Awards that Vested During Year for Non-PEO NEOs ($)	Average Fair Value at Last Day of Prior Year of Equity Awards Forfeited During Year for Non-PEO NEOs ($)	Average Value of Dividends or Other Earnings Paid on Equity Awards Not Otherwise Included for Non-PEO NEOs ($)	Total - Average Inclusion of Equity Values for Non-PEO NEOs ($)
2025	1,352,611	(1,538,512)	—	(119,100)	(3,076)	—	(308,077)
2024	3,242,428	603,171	—	290,352	—	—	4,135,951
2023	499,511	(126,046)	—	84,937	(217,927)	—	240,475
2022	1,084,633	(554,250)	—	(62,491)	—	—	467,892
2021	352,109	(973,538)	—	(112,193)	—	—	(733,622)
Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Company Total Shareholder Return (“TSR”)
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and the Company’s cumulative TSR over the five most recently completed fiscal years.

Compensation Actually Paid versus TSR (based on $100 investment)

¢	Compensation Actually Paid to CEO	¢	Compensation Actually Paid to Former CEO

¢	Compensation Actually Paid to Other non-PEO NEO's	— —	TSR

2026 PROXY STATEMENT	67

Executive Compensation
Description of Relationship Between PEO and Other NEO Compensation Actually Paid and Net Income
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Net Income during the five most recently completed fiscal years.

Compensation Actually Paid versus Net Income

¢	Compensation Actually Paid to CEO	¢	Compensation Actually Paid to Former CEO

¢	Compensation Actually Paid to Other non-PEO NEO's	— —	Net Income
Compensation Actually Paid and Distributable Cash Flow
The following chart sets forth the relationship between Compensation Actually Paid to our PEO, the average of Compensation Actually Paid to our other NEOs, and our Distributable Cash Flow during each of the five most recently completed fiscal years.

Compensation Actually Paid versus Distributable Cash Flow

¢	Compensation Actually Paid to CEO	¢	Compensation Actually Paid to Former CEO

¢	Compensation Actually Paid to Other non-PEO NEO's	— —	Distributable Cash Flow

68

Executive Compensation
Description of Relationship Between Company TSR and Peer Group TSR
The following chart compares our cumulative TSR over the five most recently completed fiscal years to Peer Group TSR over the same period.

Kemper TSR versus Peer Group TSR

— —	Kemper TSR	— —	Peer Group TSR
Tabular List of Most Important Performance Measures
The following table presents the financial performance measures that the Company considers to be the most important in linking Compensation Actually Paid to our PEO and other NEOs for 2025 to Company performance. The measures in this table are not ranked.

Distributable Cash Flow
Adjusted Operating Income
Relative Total Shareholder Return
Adjusted Tangible Book Value
Adjusted Return on Equity
Revenue

2026 PROXY STATEMENT	69

PROPOSAL 3

Advisory Vote to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm
Overview
The Audit Committee considered the performance and qualifications of Deloitte & Touche and has reappointed Deloitte & Touche to serve as the Company’s independent registered public accounting firm for fiscal year 2026, and the Board is asking shareholders to ratify that selection. Under applicable laws, rules and regulations, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of the Company’s independent registered public accounting firm. The Board believes that shareholder ratification of the appointment of the independent registered public accounting firm, while not legally required, represents good governance practice in light of the significance of the independent registered public accounting firm’s role in the process of ensuring the integrity of the Company’s financial statements.
The vote is advisory, which means the vote is not binding on the Company, the Board or the Audit Committee. The affirmative vote of a majority of the votes cast with respect to the proposal is required to ratify the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for the 2026 fiscal year. In the event the appointment is not ratified, the Audit Committee will consider whether the appointment of a different independent registered public accounting firm would better serve the interests of the Company and its shareholders. Despite shareholder ratification, the Audit Committee may appoint a new independent registered public accounting firm at any time if it determines in its sole discretion that such appointment is appropriate and in the best interests of the Company and its shareholders.
It is expected that representatives from Deloitte & Touche will be present at the Annual Meeting. Such representatives may make a statement if they desire to do so and will be available to respond to appropriate questions.
Required Vote
If a quorum is present, the selection of Deloitte & Touche as the Company’s independent registered public accounting firm for 2026 will be ratified by the affirmative vote of the majority of votes cast, meaning the number of shares voted “FOR” the proposal exceeds the number of shares voted “AGAINST” the proposal. “Abstentions” and “broker non-votes” are not considered votes cast “FOR” or “AGAINST” the proposal and will have no effect on the proposal.

The Audit Committee and the Board of Directors recommend that you vote “FOR” Proposal 3.

70

Advisory Vote to Ratify the Selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accountant Firm
Audit Fees and All Other Fees
Deloitte & Touche LLP, a registered public accounting firm with the PCAOB, served as the Company’s independent registered public accounting firm for and during the years ended December 31, 2025 and 2024. The following table provides information regarding the fees for professional services provided by Deloitte & Touche for 2025 and 2024:

Fee Type	2025	2024
Audit Fees(1)	$4,977,000	$4,720,000
Audit-Related Fees(2)	115,000	162,000
Tax Fees(3)	221,000	198,000
Total Fees	$5,313,000	$5,080,000
(1)Audit Fees in 2025 and 2024 include fees for: (i) the audit of the Company’s annual financial statements and to provide an opinion on the effectiveness of the Company’s internal control over financial reporting; (ii) the review of the financial statements included in the Company’s quarterly reports on Form 10-Q; and (iii) other services normally provided by the independent registered public accounting firm, including services in connection with regulatory filings by the Company and its subsidiaries for the 2025 and 2024 fiscal years. Audit Fees do not include audit fees associated with Kemper Reciprocal.
(2)Audit-Related Fees in 2025 and 2024 include fees for the audit of several of the Company’s employee benefit plans.
(3)Tax Fees in 2025 and 2024 include fees to prepare forms and schedules for several of the Company’s employee benefit plans and other miscellaneous tax services.
Audit Committee Pre-Approval Policies and Procedures
Under its charter, the Audit Committee is directly responsible for the appointment, compensation, retention and oversight of Kemper’s independent registered public accounting firm, including the pre-approval of audit engagements and all permitted non-audit engagements of the independent registered public accounting firm. Pre-approval of non-audit services may be delegated to the chair of the Audit Committee. All services provided to Kemper by Deloitte & Touche in 2025 and 2024 were pre-approved by the Audit Committee.
Audit Committee Report
This report concerns the Audit Committee and its activities regarding the Company’s financial reporting and auditing processes. The role of the Audit Committee is one of oversight, and does not include conducting audits or determining whether the financial statements are complete and accurate. The responsibility for the completeness and accuracy of the Company’s financial statements and the assessment of the effectiveness of the Company’s internal control over financial reporting rests with Company management. It is the responsibility of the Company’s independent registered public accounting firm to perform an audit of, and to express an opinion on, whether the Company’s annual financial statements are fairly presented in conformity with accounting principles generally accepted in the United States and the effectiveness of the Company’s internal control over financial reporting. The responsibility of the Audit Committee is to review and monitor these processes on behalf of the Board.
In this context, the Audit Committee has taken the following actions:
•reviewed and discussed the Company’s audited financial statements and the effectiveness of the Company’s internal control over financial reporting with management and Deloitte & Touche LLP (“Deloitte & Touche”), the Company’s independent registered public accounting firm for the fiscal year ended December 31, 2025;
•discussed with Deloitte & Touche the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board (“PCAOB”) and the SEC;
•received from, and discussed with, Deloitte & Touche its written disclosures and letter regarding its independence required by applicable requirements of the PCAOB regarding the independent registered public accounting firm’s communications with the Audit Committee about independence, and discussed with Deloitte & Touche the firm’s independence; and
•in reliance on these reviews and discussions, and the report of Deloitte & Touche as the Company’s independent registered public accounting firm, the Audit Committee recommended to the Board that the Company’s audited financial statements for the year ended December 31, 2025, be included in the Annual Report for that year for filing with the SEC.
Audit Committee of the Board of Directors of Kemper Corporation:
Alberto J. Paracchini, Chair
Teresa A. Canida
Gerald Laderman
Stuart B. Parker

2026 PROXY STATEMENT	71

Beneficial Ownership of Common Stock
Security Ownership of Certain Beneficial Owners
The following table sets forth information about persons, other than the Company’s directors and executive officers shown below, known by the Company to be the beneficial owner of more than 5% of the Company’s Common Stock as of March 12, 2026. To the Company’s knowledge, the beneficial owner has sole voting and sole dispositive power with respect to the shares listed opposite the beneficial owner’s name, unless otherwise indicated.

Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership		Percent of Class(1)
The Vanguard Group, Inc.	6,032,648	(2)	10.3%
100 Vanguard Boulevard Malvern, Pennsylvania 19355
BlackRock, Inc.	5,138,970	(3)	8.7%
50 Hudson Yards New York, New York 10001
Fuller & Thaler Asset Management, Inc.	3,704,511	(4)	6.3%
411 Borel Avenue, Suite 300 San Mateo, CA 94402
(1)Percentages shown are based on the shares outstanding on March 12, 2026.
(2)Based on information reported in a Schedule 13G/A filed with the SEC by The Vanguard Group, Inc. (“Vanguard”) on December 3, 2025, Vanguard may be deemed the beneficial owner of 6,032,648 shares of Common Stock as of November 28, 2025. Of such shares, Vanguard reported sole voting power as to 0 shares, sole dispositive power as to 5,566,978 Common Shares, shared voting power as to 391,279 shares, and shared dispositive power as to 465,670 shares.
(3)Based on information reported in a Schedule 13G/A filed with the SEC on January 25, 2024, by BlackRock, Inc. (“BlackRock”), BlackRock beneficially owns an aggregate of 5,138,970 shares of Common Stock as of December 31, 2023, as to which BlackRock has sole dispositive power. Of such shares, BlackRock reported sole voting power as to 5,008,265 shares, sole dispositive power as to 5,138,970 shares, and no shared voting or dispositive power as to any shares. BlackRock also reported that it was filing as the parent holding company or control person of certain subsidiaries listed in an exhibit to the Schedule 13G/A.
(4)Based on information reported in a Schedule 13G/A filed jointly with the SEC on November 12, 2024, by Fuller & Thaler Asset Management, Inc. (“Fuller & Thaler”), Fuller & Thaler may be deemed the beneficial owner of 3,704,511 shares of Common Stock as of September 30, 2024. Of such shares, Fuller & Thaler reported sole voting power as to 3,644,593 shares, sole dispositive power as to 3,704,511 shares, shared voting power as to 0 shares, and shared dispositive power as to 0 shares.

72

Beneficial Ownership of Common Stock
Security Ownership of Directors and Executive Officers
On March 12, 2026, there were 58,795,342 shares of the Company’s Common Stock outstanding. The following table shows the beneficial ownership of Common Stock as of March 12, 2026 (unless otherwise indicated) by: (a) each director; (b) each Named Executive Officer (excluding Lacher and Sanders); and (c) all directors and executive officers as a group.

Name of Beneficial Owner	Common Shares at March 12, 2026(1)	Stock Options Exercisable/ RSUs Vesting Within 60 Days(2)	Total Shares Beneficially Owned	Percent of Class(3)
Directors:
Teresa A. Canida	26,086	2,435	28,521	*
George N. Cochran	32,882	2,435	35,317	*
Jason N. Gorevic	19,637	2,435	22,072	*
Lacy M. Johnson	17,476	2,435	19,911	*
Gerald Laderman	22,200	2,435	24,635	*
Suzet M. McKinney	2,625	2,435	5,060	*
Alberto J. Paracchini	7,888	2,435	10,323	*
Stuart B. Parker	45,717	2,435	48,152	*
Susan D. Whiting	13,096	2,435	15,531	*
NEOs:
C. Thomas Evans, Jr.	58,090	—	58,090	*
Bradley T. Camden	25,203	—	25,203	*
John M. Boschelli	30,700	—	30,700	*
Matthew A. Hunton	23,964	—	23,964	*
Laura A. Rock	5,142	—	5,142	*
Directors, NEOs and Executive Officers as a Group (16 persons)	336,596	21,915	358,511	*
(1)The shares shown for non-employee directors include outstanding DSUs, and the numbers of shares for NEOs and other executive officers include any shares of Common Stock indirectly held in a trust or the Company’s 401(k) Retirement Plan. The shares shown for the non-employee directors include the following numbers of DSUs outstanding on March 12, 2026, which are all fully vested: Cochran (7,220); Johnson (4,300); and Whiting (1,420). The PSUs and RSUs held by executive officers are not included in the amounts shown in this table because they are not deemed beneficially owned shares of Common Stock under SEC rules applicable to this table unless they will vest within 60 days of March 12, 2026.
(2)The shares shown include Director RSUs and executive officer stock options outstanding as of March 12, 2026 and vesting or becoming exercisable on or prior to May 12, 2026.
(3)The calculation of the percentages shown for any individual and for the Directors, NEOs and Executive Officers as a Group uses the number of shares of the Company’s Common Stock outstanding on the record date (58,795,342). An asterisk in this column indicates a percentage of less than 1%.
Delinquent Section 16(a) Reports
Section 16(a) of the Securities Exchange Act of 1934, as amended (“Exchange Act”), requires the Company’s directors and executive officers and persons who beneficially own more than 10 percent of the registered class of the Company’s equity securities to file with the SEC reports of ownership and reports of changes in ownership of such securities. Based on the Company’s knowledge of stock transactions, its review of copies of reports filed under Section 16(a) and written representations furnished to the Company, the Company believes that all filing requirements applicable to its directors, executive officers and more than 10% beneficial owners were complied with for the fiscal year ended December 31, 2025.

2026 PROXY STATEMENT	73

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
Proxy and Proxy Statement
What is a Proxy?
A proxy is your legal appointment of another person to vote the stock you own; that other person is called a proxy. If you appoint someone as your proxy in a written document, that document is also called a proxy or a proxy card. We have designated C. Thomas Evans, Jr., our Interim Chief Executive Officer, Secretary and General Counsel, and Bradley T. Camden, our Executive Vice President and Chief Financial Officer, to act as proxies for the Annual Meeting. You do not need to attend the Annual Meeting to vote your shares if you provide a proxy in the manner described in this Proxy Statement.
What is a Proxy Statement?
A Proxy Statement is a document that sets forth the information required by the federal securities laws and regulations administered by the SEC which is intended to allow you to vote on an informed basis at the Annual Meeting. We are delivering this Proxy Statement in connection with the solicitation of proxies by the Board for use at our Annual Meeting, which will be held on Wednesday, May 6, 2026, at 8:30 a.m. Central Daylight Time.
Voting and Record Date
Is it important for me to vote my shares?
Yes. Kemper wishes to hear from you and all of our shareholders. To show our appreciation for your participation, The Kemper Foundation will make a $1 donation to Feeding America for every shareholder account that participates at the 2026 Annual Meeting.
Who can vote at the Annual Meeting?
You are entitled to vote at the Annual Meeting if you owned Common Stock at the close of business on the Record Date.
How many votes do I have?
Each share of Common Stock that you owned on the Record Date entitles you to one vote. Your proxy card indicates the number of shares of Common Stock that you owned on the Record Date that may be voted at the Annual Meeting.
How many shares of Kemper stock are eligible to be voted at the Annual Meeting?
At the close of business on the Record Date, there were 58,795,342 shares of Common Stock issued and outstanding. Accordingly, 58,795,342 shares of Common Stock are eligible to be voted at the Annual Meeting. Kemper had no other voting securities outstanding on the Record Date.
What is a quorum?
To conduct business at the Annual Meeting, a quorum must be present; that is, a majority of the shares of Common Stock outstanding and entitled to vote as of the Record Date must be present in person or represented by proxy at the Annual Meeting. If you properly submit a proxy, your shares covered by that proxy will be counted toward a quorum.

74

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
On what am I being asked to vote on?
Shareholders are being asked to vote on the following proposals at the Annual Meeting:
Proposal 1: Election of the Director Nominees listed in this Proxy Statement beginning on page 4;
Proposal 2: Advisory vote to approve the compensation of the Company’s Named Executive Officers, as disclosed in this Proxy Statement; and
Proposal 3: Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company’s Independent Registered Public Accounting Firm for 2026.
What is the difference between a shareholder that holds shares as a “registered shareholder” or in “street name”?
The shares of a registered shareholder are registered with the Company’s transfer agent, Computershare Trust Company, N.A. (“Computershare”), in the shareholder’s own name. Shares held in street name are registered with Computershare in the name of the stock brokerage firm or other institution (or the name of its nominee), but not in the shareholder’s own name. In this case, the institution maintains its own internal records showing the shareholder as the actual beneficial owner of the shares.
What are the different methods I can use to vote my shares of Common Stock?
Shares held by registered shareholders:
If you hold your shares of Common Stock as a registered shareholder, you may give a proxy to vote your shares by one of the following methods:
•Complete, sign and date your proxy card and return it no later than the commencement of the Annual Meeting in the postage-paid envelope provided;
•Call the toll-free telephone number on your proxy card and follow the recorded instructions no later than 10:59 p.m. Central Daylight Time on Tuesday, May 5, 2026;
•Access the proxy voting website identified on your proxy card and follow the instructions no later than 10:59 p.m. Central Daylight Time on Tuesday, May 5, 2026; or
•Attend the Annual Meeting in person and deliver your proxy card or ballot to one of the ushers when requested to do so.
Shares held in street name:
If you hold your shares of Common Stock in street name or through the Employee Stock Purchase Plan, your broker (or other institution holding your shares of Common Stock in street name) generally will supply you with its own form of proxy card requesting you to provide your voting instructions in writing or, in some cases, by telephone or over the Internet. Following its receipt of your voting instructions, the institution will be authorized to provide a proxy to the Company to vote your shares in accordance with any instructions you provide.
Shares held through the 401(k) Retirement Plan:
If you hold your shares of Common Stock through the Company’s 401(k) Retirement Plan, you may give a proxy to vote your shares by one of the following methods:
•Complete, sign, date and return your proxy card, which must be received by 10:59 p.m. Central Daylight Time on Sunday, May 3, 2026 (“401(k) Deadline”) for your voting instructions to be effective;
•Call the toll-free telephone number on your proxy card and follow the recorded instructions by the 401(k) Deadline, for your voting instructions to be effective; or
•Access the proxy voting website identified on your proxy card and follow the instructions by the 401(k) Deadline, for your voting instructions to be effective.
If you provide timely voting instructions for your 401(k) Retirement Plan shares, the plan trustee will confidentially vote your shares in accordance with your voting instructions. In accordance with the terms of the 401(k) Retirement Plan, if you do not vote your plan shares before the voting deadline, the plan trustee will vote your shares in the same proportion as all other shares were voted in accordance with timely voting instructions provided to the trustee by all other plan participants.

2026 PROXY STATEMENT	75

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
The telephone and Internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to give their voting instructions, and to confirm that shareholders’ instructions have been recorded properly. Shareholders who wish to give proxy voting instructions over the Internet should be aware that there may be costs associated with electronic access, such as usage charges from Internet service providers and telephone companies. In addition, in choosing among the available alternatives for proxy voting, shareholders should be aware that there may be some risk that a vote either by telephone or over the Internet might not be properly recorded or counted because of an unanticipated electronic malfunction. As described above, please note that the ability of shareholders of record to submit voting instructions by telephone and over the Internet ends at 10:59 p.m. Central Daylight Time on the day before the Annual Meeting, and, for 401(k) Retirement Plan shares, by the 401(k) Deadline. The reason for this cut-off is to allow for the timely assembly and tabulation of voting instruction data.
How do I vote my Common Stock at the Annual Meeting?
If you owned Common Stock in your own name on the Record Date, your name will appear on the list of registered shareholders of the Company and, if you wish to attend in person, you may vote by written ballot or by delivering a signed proxy card. However, note that: (a) shares held through the 401(k) Retirement Plan must be voted by the 401(k) Deadline and, accordingly, may not be voted in person at the Annual Meeting; and (b) if your shares are held in the name of a broker, bank or other institution, you must present written evidence at the Annual Meeting from the institution indicating that you were the beneficial owner of the shares on the Record Date and that you have been authorized by that institution to vote your shares in person. This written evidence is generally called a “Legal Proxy” and should be submitted to the Company’s Secretary, C. Thomas Evans, Jr., prior to the commencement of the Annual Meeting.
If I plan to attend the Annual Meeting, what do I need to bring and when should I arrive?
Eligible shareholders wishing to be admitted to the Annual Meeting must provide a form of government-issued photo identification, such as a driver’s license or passport. The meeting will start promptly at 8:30 a.m. Central Daylight Time. You must check in with Kemper personnel in the building lobby at least fifteen minutes prior to the scheduled commencement of the Annual Meeting, which should allow sufficient time to make your way to the meeting room. Late arrivals will not be admitted to the Annual Meeting.
If I plan to attend the Annual Meeting, should I give my proxy?
Regardless of whether you plan to attend the Annual Meeting, we urge you to give a proxy. Returning your proxy card or giving voting instructions by telephone or over the Internet will not affect your right to attend the Annual Meeting and vote in person. However, giving a proxy will ensure your shares are represented at the Annual Meeting in the event you are unable to attend.
How will my proxy be voted?
If you (or your broker or other institution holding your shares held in street name) properly sign and timely return your proxy card, or timely deliver your voting instruction by telephone or over the Internet, the individuals designated as proxies on the proxy card will vote your shares as you have directed. With respect to Proposal 1, you may choose to vote “FOR” or “AGAINST” or to “ABSTAIN” from voting for each director Nominee listed in this Proxy Statement. With respect to Proposals 2 and 3, you may choose to vote “FOR” or “AGAINST” the proposal or to “ABSTAIN” from voting. For specific information about a particular proposal, please refer to the section of this Proxy Statement that pertains to such proposal as indicated in the Table of Contents.
For shares held as a registered shareholder, if you sign the proxy card but do not make specific choices, the designated proxies will vote your shares as recommended by the Company’s Board of Directors. For shares held in street name, you should contact your broker (or other institution) to determine the method by which your shares will be voted if you sign the proxy card but do not make specific choices. The Board of Directors recommends that you vote “FOR” all of the director Nominees in Proposal 1 and “FOR” Proposals 2 and 3.
What does it mean if I receive more than one proxy card?
If your Kemper shares are held under different names or in more than one account, you will receive more than one proxy card. Each proxy card will indicate the number of shares you are entitled to vote on that particular proxy card.

76

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
What are broker non-votes and how might they affect voting?
The applicable NYSE rules allow a stockbroker holding securities in street name for its customer to exercise discretionary voting power for those securities with respect to some matters (called “discretionary” matters) but not others (called “non-discretionary” matters), depending on the subject matter of the proposal being voted on. Broker non-votes can occur when a stockbroker does not receive voting instructions from its customer on a non-discretionary matter. Under the current NYSE rules, director elections and all matters related to executive compensation are considered non-discretionary matters for which brokers cannot vote undirected shares. Any shares you hold in street name will not be voted with regard to Proposals 1 and 2 unless you provide timely voting instructions to your broker. Under the NYSE rules, Proposal 3 is considered a discretionary matter for brokers, and a broker not receiving voting instructions from a customer will be free to cast a vote in its discretion as to this matter.
How will voting on any other business be conducted?
As of the date hereof, the Company’s management is aware of no business that will come before the Annual Meeting other than Proposals 1 through 3 as described in this Proxy Statement, and only the Board of Directors may introduce any additional business. However, if any other business should properly come before the Annual Meeting, your proxy card will authorize the persons designated as proxies to vote on any such matters in their discretion.
Who will tabulate the votes, and how do I find out the voting results after the Annual Meeting?
Representatives of Broadridge Financial Solutions, Inc. will tabulate the votes and act as the inspector of election. The Company will report the voting results in a Current Report on Form 8-K that it will file with the SEC within four business days after the Annual Meeting.
May I revoke my proxy or change my voting instructions?
Shares held as a registered shareholder:
You may revoke your proxy or change your voting instructions for registered shares as follows:
•Deliver another signed proxy card with a later date any time prior to the commencement of the Annual Meeting;
•Notify the Company’s Secretary, C. Thomas Evans, Jr., in writing prior to the commencement of the Annual Meeting that you have revoked your proxy;
•Call the toll-free telephone number, or access the proxy voting website identified on the proxy card and re-vote any time prior to 10:59 p.m. Central Daylight Time on Tuesday, May 5, 2026; or
•Attend the Annual Meeting in person and deliver a new, signed proxy card or ballot to one of the ushers when requested to do so.
Shares held through the Company’s 401(k) Retirement Plan:
You may revoke your proxy or change your voting instructions for shares held through the 401(k) Retirement Plan by completing any of the following:
•Deliver another signed proxy card with a later date prior to the 401(k) Deadline; or
•Call the toll-free telephone number, or access the proxy voting website, identified on the proxy card and re-vote any time prior to the 401(k) Deadline.
Shares held in street name:
You should contact your stockbroker (or other institution holding your shares) to determine the procedures, if any, for revoking or changing your voting instructions for shares held in street name, including for shares held through the Kemper Corporation Employee Stock Purchase Plan.

2026 PROXY STATEMENT	77

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
Shareholder Proposals, Nominations and Communications
May a shareholder nominate someone at the Annual Meeting to be a director of Kemper or bring any other business before the 2026 Annual Meeting?
The Company’s Bylaws require advance notice to the Company if a shareholder intends to attend an annual meeting of shareholders in person and to nominate someone for election as a director or to bring other business before the meeting. Such a notice may be made only by a shareholder of record who meets the requirements set forth in Article II, Section 13 of the Company’s Bylaws and provides the required information in the notice within the time period described therein. Each year’s Proxy Statement states the applicable time period for providing such a notice for the next year’s annual meeting. The deadline for notices in relation to the 2026 Annual Meeting has expired, and the Company did not receive any such notices that complied with the Bylaws requirements during the prescribed notice period. Accordingly, no such director nominations or other business proposed by shareholders from the floor of the 2026 Annual Meeting will be in order. The procedures for shareholders to nominate directors or make other proposals relating to the 2027 Annual Meeting are summarized below in the answers to the following two questions.
How may a shareholder nominate someone to be a director of Kemper or bring any other business before the 2027 Annual Meeting?
In accordance with the advance notice requirements of the Bylaws described above, if a shareholder of record wishes to nominate one or more directors or bring other business to be considered by shareholders at the 2027 Annual Meeting, such proposals must be made in writing to the Company no earlier than January 6, 2027 and no later than February 5, 2027. However, if the date of the 2027 Annual Meeting is advanced by more than 30 days or delayed by more than 60 days from the anniversary of the 2026 Annual Meeting date (i.e., May 6, 2026), then such nominations and proposals must be delivered in writing to the Company no earlier than 120 days prior to the 2027 Annual Meeting and no later than the close of business on the later of (a) the 90th day prior to the 2027 Annual Meeting, or (b) the 10th day following the day on which public announcement of the date of the 2027 Annual Meeting is first made.
In addition to satisfying the foregoing requirements under the Company’s Bylaws, to comply with the universal proxy rules, shareholders who intend to solicit proxies in support of director nominees other than Kemper’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act no later than March 8, 2027.
All shareholder proposals and notices should be submitted to the Secretary of Kemper Corporation at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601.
Please note that these requirements relate only to matters intended to be proposed from the floor of the 2027 Annual Meeting. They are separate from certain SEC requirements that must be met to have shareholder proposals included in the Company’s Proxy Statement, as described immediately below.
When are shareholder proposals due so that they may be included in Kemper’s Proxy Statement for the 2027 Annual Meeting?
Pursuant to SEC requirements currently in effect, shareholders who intend to submit proposals for inclusion in the Company’s proxy materials for the 2027 Annual Meeting must do so no later than November 25, 2026. Certain other SEC requirements must also be met to have a shareholder proposal included in the Company’s Proxy Statement. These requirements are independent of the advance notice requirements of the Company’s Bylaws described immediately above. All shareholder proposals and notices should be submitted to the Secretary of Kemper Corporation at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601.
How may a shareholder or other interested party communicate with the Board of Directors?
Shareholders and other interested parties may communicate with individual directors or with the non-employee directors as a group by writing to: Corporate Secretary, Kemper Corporation, 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601. Kemper’s Corporate Secretary will review and promptly forward communications to the directors as appropriate. Communication involving substantive accounting or auditing matters will be forwarded to the Audit Committee Chair. Items or information not related to the duties and responsibilities of the Board will not be forwarded.

78

Frequently Asked Questions about the Annual Meeting and Voting/Incorporation by Reference
Cost of Proxy Solicitation
What are the costs of soliciting these proxies and who pays them?
The Company has retained the services of Innisfree M&A Incorporated to aid in the solicitation of proxies and will pay Innisfree a base fee of $17,500 for these services, plus its related costs and expenses. The Company will bear the total expense of the solicitation that will include, in addition to the amounts paid to Innisfree, amounts paid for printing and postage and to reimburse banks, brokerage firms and others for their expenses in forwarding proxy solicitation material. Although the principal distribution of proxy materials will be through the Internet, solicitation of proxies will also be made by mail. Additional proxy solicitation may be made by telephone or other direct communication with certain shareholders or their representatives by directors, officers and employees of the Company and its subsidiaries, who will receive no additional compensation for such solicitation.
Additional Information about Kemper and Householding Requests
Where can I find more information about Kemper?
The Company’s annual reports on Form 10-K, quarterly reports on Form 10-Q, current reports on Form 8-K, and amendments thereto are accessible free of charge through its website, kemper.com, as soon as reasonably practicable after such materials are filed with or furnished to the SEC. You may also obtain at no charge a copy of the Company’s most recent Annual Report on Form 10-K, other materials filed with the SEC and additional information regarding Kemper as follows:
•Contact Kemper Investor Relations by telephone at 312.661.4930, or by e-mail at investors@kemper.com; or
•Write to Kemper at 200 East Randolph Street, Suite 3300, Chicago, Illinois 60601, Attention: Investor Relations.
How may shareholders with the same address request delivery of either single or multiple copies of the Company’s Proxy Statement?
If you and another shareholder who shares your address received multiple copies of this Proxy Statement, you may contact the Company as described above and request that a single copy be sent to your address for future deliveries of Company communications. This is commonly referred to as “householding.” If your Proxy Statement was “householded” but you prefer to receive separate copies, you may contact the Company as described above to request separate copies now or for future deliveries of Company communications.
Incorporation by Reference
Notwithstanding any general statement to the contrary set forth in any of the Company’s previous or future filings under the Securities Act of 1933, as amended, or the Exchange Act that might incorporate this Proxy Statement into such filings, the Audit Committee Report, Pay Versus Performance and the Human Resources and Compensation Committee Report contained in this Proxy Statement are not to be incorporated by reference into any such filings, nor are they to be deemed soliciting material or deemed to be filed under such Acts.
**********
This Proxy Statement and the form of proxy are being mailed and delivered to the Company’s shareholders by the authority of the Board of Directors.
C. Thomas Evans, Jr.
Secretary

2026 PROXY STATEMENT	79

Appendix A-1 - Reconciliation of GAAP and Non-GAAP Financial Measures
The information in this Appendix A-1 provides a reconciliation of the Net Income attributable to Kemper Corporation to Adjusted Consolidated Net Operating Income, which is presented below. This information supplements the disclosures in the Compensation Discussion and Analysis section of the Proxy Statement.

Adjusted Consolidated Net Operating Income ($ millions)

	December 31, 2025	December 31, 2024
Net Income attributable to Kemper Corporation	143.3	317.8
Non-Core Operations	(31.9)	(28.2)
Debt Extinguishment, Pension Settlement and Other Charges	0.4	(7.4)
Acquisition and Disposition Related Transaction, Integration, Restructuring and Other Costs	(43.1)	(31.8)
Impairment Losses	(8.5)	(4.6)
Net Realized Investment Gains	4.3	10.4
Change in Fair Value of Equity and Convertible Securities	(3.4)	(2.1)
Adjusted Consolidated Net Operating Income	225.5	381.5

80

Appendix A-2 - Performance Metrics
The information in this Appendix A-2 describes the calculation of the performance metrics associated with Kemper’s executive compensation programs. This information supplements the disclosures in the Compensation Discussion and Analysis section of the Proxy Statement.
Adjusted Operating Income

Adjusted Consolidated Net Operating Income ($ millions)	225.5
Adjustments
Add back: Catastrophe Losses and LAE in excess of Expected Catastrophe Losses and LAE*	(12.6)
Adjusted Operating Income	212.9
*    Exclude Catastrophe Losses and LAE in excess of Expected Catastrophe Losses and LAE for the Preferred Property and Casualty Insurance business, which is now reported in Non-Core Operations.
Distributable Cash Flow (**)

Insurance Company Statutory Net Income ($ millions)	191.6
Estimated GAAP Net Income of Non-Statutory Entities	1.9
Net Dividends Paid to Kemper Corporation	489.9
Adjustments
Add back: Catastrophe Losses and LAE in excess of Expected Catastrophe Losses and LAE*	(14.8)
Add back: Net impact of significant unusual or nonrecurring items
Adjust for income impact from unrealized gains/losses on fixed maturities with no economic impact at a Kemper consolidated level	(7.4)
Adjust for the Florida Profit Limit Refund	27.7
Total net impact of significant unusual or nonrecurring items	20.3
Distributable Cash Flow	688.9
**    Includes adjustments for Preferred Property and Casualty to plan.

Three-Year Adjusted Return on Equity

	Net Income				Shareholders’ Equity	ROE
	2023	2024	2025	Three-Year Average	Three-Year Average	Three-Year Average
Reported Net Income (Loss)	($272.1)	$317.8	$143.3	$63.0	$2,656.5	2.4%
Adjustments, After-tax
Adjust the amount of Actual CAT Losses and LAE to equal Expected CAT Losses and LAE	15.0	(1.5)	(12.6)
Adjust Net Realized Gains on Sales of Investments and Net Impairment Losses Recognized in Earnings to equal Expected Net Realized Gains on Sales of Investments and Expected Net Impairment Losses Recognized in Earnings	19.2	(1.2)	7.9
Additional significant unusual or nonrecurring items as permitted by the Plan	217.8	73.2	102.3
Total Adjustments, After-tax	252.0	70.5	97.6
Adjusted	($20.1)	$388.3	$240.9	$203.0	$3,261.2	6.2%

2026 PROXY STATEMENT	81

KEMPER CORPORATION
200 EAST RANDOLPH STREET
SUITE 3300
CHICAGO, IL 60601

SCAN TO
VIEW MATERIALS & VOTE

VOTE BY INTERNET - www.proxyvote.com or scan the QR Barcode above
Use the Internet to transmit your voting instructions up until 10:59 P.M. Central Daylight Time on May 5, 2026. Voting of all 401(k) Retirement Plan shares must be completed by 10:59 P.M. Central Daylight Time on May 3, 2026. Have your proxy card in hand when you access the website and follow the instructions to obtain your records and to create an electronic voting instruction form.

ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALS
If you would like to reduce the costs incurred by our company in mailing proxy materials, you can consent to receiving all future proxy statements, proxy cards and annual reports electronically via e-mail or the Internet. To sign up for electronic delivery, please follow the instructions above to vote using the Internet and, when prompted, indicate that you agree to receive or access proxy materials electronically in future years.

VOTE BY PHONE - 1-800-690-6903
Use any touch-tone telephone to transmit your voting instructions up until 10:59 P.M. Central Daylight Time on May 5, 2026. Voting of all 401(k) Retirement Plan shares must be completed by 10:59 P.M. Central Daylight Time on May 3, 2026. Have your proxy card in hand when you call and then follow the instructions.

VOTE BY MAIL
Mark, sign and date your proxy card and return it in the postage-paid envelope we have provided or return it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:

V87298-P41330

KEEP THIS PORTION FOR YOUR RECORDS

DETACH AND RETURN THIS PORTION ONLY

THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

KEMPER CORPORATION

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR THE FOLLOWING:

1. Election of Directors

Nominees:	**For**	**Against**	**Abstain**
1a. Teresa A. Canida	☐	☐	☐
1b. George N. Cochran	☐	☐	☐
1c. Jason N. Gorevic	☐	☐	☐
1d. Lacy M. Johnson	☐	☐	☐
1e. Gerald Laderman	☐	☐	☐
1f. Suzet M. McKinney	☐	☐	☐
1g. Alberto J. Paracchini	☐	☐	☐
1h. Stuart B. Parker	☐	☐	☐
1i. Susan D. Whiting	☐	☐	☐

THE BOARD OF DIRECTORS RECOMMENDS YOU VOTE FOR PROPOSALS 2 AND 3:	**For**	**Against**	**Abstain**
2. Advisory vote to approve the compensation of the Company's Named Executive Officers.	☐	☐	☐
3. Advisory vote to ratify the selection of Deloitte & Touche LLP as the Company's independent registered public accounting firm for 2026.	☐	☐	☐

NOTE: The proxies are authorized to vote in their discretion on other business as may properly come before the meeting or any adjournment or postponement thereof.

Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, trustee, guardian, custodian, or corporate officer, please give full title as such. Joint owners must each sign.

Signature [PLEASE SIGN WITHIN BOX]	Date	Signature (Joint Owners)	Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:
The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.

V84704-P41330

KEMPER CORPORATION
Annual Meeting of Shareholders
May 6, 2026 8:30 A.M. Central Daylight Time
This proxy is solicited by the Board of Directors

The undersigned appoints C. Thomas Evans, Jr. and Bradley T. Camden as proxies, each with the power of substitution, to vote all shares of KEMPER CORPORATION common stock of the undersigned held as of March 12, 2026, at the Annual Meeting of Shareholders to be held at 8:30 A.M., Central Daylight Time on May 6, 2026 at 200 E. Randolph Street, Chicago, IL 60601, Auditorium, Lower Level 1 and any adjournment or postponement thereof, upon matters set forth on the reverse side of this card. This proxy card also constitutes confidential voting instructions for all shares, if any, credited to the account of the undersigned in the Kemper Corporation 401(k) Retirement Plan (the Plan) to Principal Trust Company, as Trustee for the Plan. Voting instructions for Plan shares must be received by 10:59 P.M. Central Daylight Time on May 3, 2026.

This proxy, when properly executed and timely returned, will be voted as instructed herein by the undersigned shareholder. If returned without voting instructions for any of the proposals, this proxy will be voted (a) FOR the election as directors of all of the nominees named in the Proxy Statement and listed on the reverse side hereof (Proposal 1), and (b) FOR Proposals 2, 3 and 4, each of which is set forth in the Proxy Statement. However, any Plan shares covered by any such proxy will instead be voted by the Plan Trustee in proportion to all properly voted Plan shares, in accordance with the Plan document.

Continued and to be signed on reverse side